BOND FUNDS MULTI-ASSET FUND STOCK FUNDS

                                     (logo)
                                  Mason Street
                                    FUNDS (R)

                               SEPTEMBER 30, 2001




SEMI-ANNUAL REPORT

This report is submitted for the general information of shareholders of Mason Street Funds(R). It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully before investing.

LETTER TO SHAREHOLDERS October 19, 2001

(PHOTO)
This report represents our first opportunity to communicate directly with investors in the Mason Street Funds(R) since the terrorist attacks of September
11. We join the nation in being horrified and saddened by this tragedy, and our sympathies go out to the families whose lives have been affected directly. We want to assure the shareholders of the Mason Street Funds(R) that the money you have invested with us continues to be handled in a responsible manner, consistent with the financial strength of Northwestern Mutual and the specific objectives of each Fund.

As we ponder the long-term effects of the recent tragedy, it is important to remember that our nation, our economy, and our markets have survived many previous calamities. As in previous national emergencies, the scope of government action is expanding. The goal must be to preserve the freedom and vibrancy of the market economy while providing essential security and bolstering the confidence of the American people.

The United States has adjusted the balance between private and public sectors many times. Since the end of the Cold War in the late 1980s, spending has shifted increasingly from Washington to the private sector. The availability of substantial funds for investment has been a key element of the strong economy and low inflation of the last decade, as growth has been driven by the technological advancements that have been such an important factor in productivity gains. Additionally, entrepreneurship has been supported through venture capital investments and initial public offerings.

Now the U.S. economy and markets, already struggling from the after-effects of the technology boom, slowing business spending, and sagging consumer confidence, are in the process of adjusting to a new reality. The possibility of further terrorism is affecting consumer spending and business decisions. Tighter security will increase business costs and slow the international flow of goods and financial resources, possibly penalizing productivity.

Balancing these negatives, government and private expenditures in the areas of defense, anti-terrorism efforts, rebuilding, and improvements in private and public security should provide an economic boost. Traditional economic theory holds that a reduction in the federal budget surplus through increased spending, accompanied by the easier monetary policy we have seen throughout this year, is the right policy to stimulate a weak economy.

The financial strength of Northwestern Mutual, one of the oldest and most respected insurance companies in the nation, is especially important to investors at a difficult time such as this. We at Northwestern Mutual believe that investing is a journey, not a race. Investors in the Mason Street Funds(R) benefit from the skills of the seasoned investment professionals who manage the Mason Street Funds(R), most of whom are the same individuals who manage the corporate assets of Northwestern Mutual in a manner that maintains this company's financial strength.

Investors in stocks and bonds must expect returns to vary over time. Although equities as a whole have a lengthy record of positive long-term returns, intermittent periods of negative return are inevitable. The losses most equity investors have experienced over the last year are disappointing, though investors in the diversified Mason Street Funds(R) have experienced smaller percentage losses than investors whose holdings were concentrated in technology stocks.

To meet the financial challenges ahead, you need consistency, endurance and a long-term plan. If you find that your tolerance for risk is not as great as you previously thought, you may want to reevaluate your mix of holdings. As you do so, it is important to keep your long-term investment goals firmly in mind. Your Registered Representative is always ready and qualified to help you with these important choices.

Mason Street Funds(R)


/s/Mason G. Ross


Mason G. Ross
Executive Vice President
and Chief Investment Officer
The Northwestern Mutual Life Insurance Company

                      M A S O N   S T R E E T   F U N D S



TABLE OF CONTENTS


Performance Summary                 3
--------------------------------------
Overview and Outlook                4
--------------------------------------
Small Cap Growth Stock Fund         6
--------------------------------------
Aggressive Growth Stock Fund        9
--------------------------------------
International Equity Fund          12
--------------------------------------
Index 400 Stock Fund               16
--------------------------------------
Growth Stock Fund                  22
--------------------------------------
Growth and Income Stock Fund       26
--------------------------------------
Index 500 Stock Fund               30
--------------------------------------
Asset Allocation Fund              37
--------------------------------------
High Yield Bond Fund               48
--------------------------------------
Municipal Bond Fund                54
--------------------------------------
Select Bond Fund                   58
--------------------------------------
Financial Statements               63
--------------------------------------
Notes to Financial Statements     107
--------------------------------------
Directors and Officers            111
--------------------------------------

                                                              SEPTEMBER 30, 2001

PERFORMANCE SUMMARY

For the Periods Ended September 30, 2001
CLASS A - WITHOUT INITIAL SALES CHARGE



                    Small Cap Aggressive Inter-   Index           Growth and                     High
                       Growth   Growth  national   400     Growth   Income  Index 500   Asset    Yield  Municipal Select
Total Return(1)        Stock     Stock    Equity   Stock    Stock    Stock   Stock   Allocation  Bond      Bond     Bond
  (as of 9/30/2001)   Fund(2)    Fund     Fund    Fund(2)   Fund     Fund     Fund      Fund     Fund      Fund     Fund
--------------------------------------------------------------------------------------------------------------------------
One Year                -31.26% -41.52%  -19.36%  -19.18%   -29.82%  -23.89%  -27.14%   -15.09%   -4.15%   10.72%   13.58%
--------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative    N/A     43.00%    5.59%    N/A      15.49%   -2.14%    4.43%    30.17%    0.36%   17.61%   26.38%
--------------------------------------------------------------------------------------------------------------------------
Three Year Annualized    N/A     12.66%    1.83%    N/A       4.92%   -0.72%    1.46%     9.19%    0.12%    5.55%    8.12%
--------------------------------------------------------------------------------------------------------------------------
Since Inception(5)       31.93%  70.12%   -9.95%    4.59%    54.96%   25.02%   41.82%    55.19%   11.42%   37.30%   42.56%
--------------------------------------------------------------------------------------------------------------------------
  Annualized             13.30%  12.53%   -2.30%    2.04%    10.22%    5.09%    8.07%    10.26%    2.43%    7.30%    8.20%
--------------------------------------------------------------------------------------------------------------------------

CLASS A(3) - WITH INITIAL SALES CHARGE
                    Small Cap Aggressive Inter-   Index           Growth and                     High
                       Growth   Growth  national   400     Growth   Income  Index 500   Asset    Yield  Municipal Select
Total Return(1)        Stock     Stock    Equity   Stock    Stock    Stock   Stock   Allocation  Bond      Bond     Bond
  (as of 9/30/2001)   Fund(2)    Fund     Fund    Fund(2)   Fund     Fund     Fund      Fund     Fund      Fund     Fund
--------------------------------------------------------------------------------------------------------------------------
One Year                -34.54% -44.30%  -23.22%  -23.03%   -33.14%  -27.52%  -30.58%   -19.14%   -8.75%    5.48%    8.19%
--------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative    N/A     36.18%    0.52%    N/A      10.01%   -6.80%   -0.55%    23.98%   -4.39%   12.00%   20.42%
--------------------------------------------------------------------------------------------------------------------------
Three Year Annualized    N/A     10.84%    0.17%    N/A       3.23%   -2.32%   -0.18%     7.43%   -1.49%    3.85%    6.39%
--------------------------------------------------------------------------------------------------------------------------
Since Inception(5)       25.65%  62.01%  -14.24%   -0.39%    47.58%   19.06%   35.06%    47.80%    6.11%   30.76%   35.77%
--------------------------------------------------------------------------------------------------------------------------
  Annualized             10.84%  11.31%   -3.36%   -0.18%     9.03%    3.95%    6.91%     9.07%    1.33%    6.14%    7.03%
--------------------------------------------------------------------------------------------------------------------------

CLASS B - WITHOUT CONTINGENT DEFERRED SALES CHARGE
                    Small Cap Aggressive Inter-   Index           Growth and                     High
                       Growth   Growth  national   400     Growth   Income  Index 500   Asset    Yield  Municipal Select
Total Return(1)        Stock     Stock    Equity   Stock    Stock    Stock   Stock   Allocation  Bond      Bond     Bond
  (as of 9/30/2001)   Fund(2)    Fund     Fund    Fund(2)   Fund     Fund     Fund      Fund     Fund      Fund     Fund
--------------------------------------------------------------------------------------------------------------------------
One Year                -31.67% -41.86%  -19.88%  -19.68%   -30.23%  -24.44%  -27.53%   -15.72%   -4.80%   10.00%   12.86%
--------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative    N/A     40.21%    3.59%    N/A      13.36%   -4.05%    2.59%    27.53%   -1.73%   15.33%   23.95%
--------------------------------------------------------------------------------------------------------------------------
Three Year Annualized    N/A     11.93%    1.18%    N/A       4.27%   -1.37%    0.86%     8.44%   -0.58%    4.87%    7.42%
--------------------------------------------------------------------------------------------------------------------------
Since Inception(5)       30.19%  65.21%  -12.34%    3.26%    50.69%   21.37%   37.98%    50.62%    7.96%   33.23%   38.40%
--------------------------------------------------------------------------------------------------------------------------
  Annualized             12.62%  11.80%   -2.88%    1.45%     9.54%    4.40%    7.41%     9.53%    1.72%    6.58%    7.49%
--------------------------------------------------------------------------------------------------------------------------

CLASS B(4) - WITH CONTINGENT DEFERRED SALES CHARGE
                    Small Cap Aggressive Inter-   Index           Growth and                     High
                       Growth   Growth  national   400     Growth   Income  Index 500   Asset    Yield  Municipal Select
Total Return(1)        Stock     Stock    Equity   Stock    Stock    Stock   Stock   Allocation  Bond      Bond     Bond
  (as of 9/30/2001)   Fund(2)    Fund     Fund    Fund(2)   Fund     Fund     Fund      Fund     Fund      Fund     Fund
--------------------------------------------------------------------------------------------------------------------------
One Year                -34.53% -44.26%  -23.68%  -23.15%   -33.45%  -28.14%  -31.01%   -19.46%   -9.12%    5.00%    7.86%
--------------------------------------------------------------------------------------------------------------------------
Three Year Cumulative    N/A     37.21%    0.82%    N/A      10.54%   -6.36%   -0.28%    24.56%   -3.90%   12.33%   20.95%
--------------------------------------------------------------------------------------------------------------------------
Three Year Annualized    N/A     11.12%    0.27%    N/A       3.40%   -2.17%   -0.09%     7.60%   -1.32%    3.95%    6.55%
--------------------------------------------------------------------------------------------------------------------------
Since Inception(5)       27.19%  63.21%  -13.87%    0.60%    48.69%   19.65%   35.98%    48.62%    6.63%   31.23%   36.42%
--------------------------------------------------------------------------------------------------------------------------
  Annualized             11.45%  11.50%   -3.26%    0.27%     9.21%    4.07%    7.07%     9.20%    1.44%    6.22%    7.14%
--------------------------------------------------------------------------------------------------------------------------

(1)Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(2)Inception date of 7/12/1999. Class B performance reflects a contingent deferred sales charge (CDSC) of 5% for One Year and 3% for Since Inception.

(3)Class A performance reflects the maximum sales charge of 4.75%.

(4)Class B performance reflects a contingent deferred sales charge (CDSC) of 5% for One Year, 3% for Three Years and 2% for Since Inception.

(5)The inception date of the Funds, except for those noted in Footnote (2), is 3/31/1997.

   N/A - Not Applicable

                       M A S O N   S T R E E T   F U N D S

OVERVIEW AND OUTLOOK

  THE ECONOMY

There is now near consensus among economists that the U.S. economy is, or soon will be, in a recession. Before September 11, most economists believed that the slowdown that began some months ago would be followed by recovery in the first half of 2002. Now a recession seems almost assured, most likely beginning in the third or fourth quarter of 2001.

Investors should remember that the official definition of a recession is two consecutive quarters of negative real economic growth; recession is by no means synonymous with economic disaster. In fact, many analysts believe that the downturn will be milder than the last recession, when real gross domestic product slipped 2.6% between the third quarter of 1990 and the first quarter of 1991.

In most recent recessions, demand has been choked by higher interest rates, rising inflation, or oil shortages. This time, an extraneous shock has hit already shaky consumer confidence. The likely result is reduced household expenditures, at the same time business spending is held down by falling orders and excess inventories. On the positive side, low mortgage rates may enable the housing market to remain strong.

What is most uncertain is the depth and duration of the recession, and the strength of the subsequent recovery. The U.S. economy has experienced nine recessions since World War II, with a period of economic growth after each one. In fact, severe recessions have often been followed by strong recoveries, driven by the backlog of pent-up demand that is generated when businesses and consumers refrain from spending or investing during periods of economic weakness. The fiscal stimulus now being created by increased government spending, together with the monetary stimulus of the Federal Reserve's numerous interest rate cuts this year, should provide the spark necessary for economic recovery.



ECONOMIC GROWTH AND INFLATION

Year            Real GDP                CPI-U
----            --------                -----
1971              3.3%                   4.3%
1972              5.4%                   3.3%
1973              5.8%                   6.2%
1974             -0.6%                  11.1%
1975             -0.4%                   9.1%
1976              5.6%                   5.7%
1977              4.6%                   6.5%
1978              5.5%                   7.6%
1979              3.2%                  11.3%
1980             -0.2%                  13.5%
1981              2.4%                  10.3%
1982             -2.0%                   6.1%
1983              4.3%                   3.2%
1984              7.3%                   4.3%
1985              3.8%                   3.5%
1986              3.4%                   1.9%
1987              3.4%                   3.7%
1988              4.2%                   4.1%
1989              3.5%                   4.8%
1990              1.8%                   5.4%
1991             -0.5%                   4.2%
1992              3.1%                   3.0%
1993              2.7%                   3.0%
1994              4.0%                   2.6%
1995              2.7%                   2.8%
1996              3.6%                   2.9%
1997              4.4%                   2.3%
1998              4.4%                   1.6%
1999              4.2%                   2.2%
2000              5.0%                   3.4%



Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index - Urban is used for the inflation rate.

--------------------------------------------------------------------------------


  THE EQUITY MARKET

The events of September 11 represented an external shock to an equity market that was already very jittery. When markets reopened on the Monday following the terrorist attacks, stocks trended downward, and industries most directly affected, such as airlines, dropped precipitously. As investors have adjusted their thinking to an altered economic scenario, the stock market has recovered somewhat. The lack of a continued downtrend can be considered something of a positive signal, especially considering that the equity market has a history of anticipating both recessions and recoveries.

Investors should remember that the late 1990s were a period of unprecedented equity returns, as illustrated in the accompanying chart. Total return of the S&P 500(R) Index was above 20% for five consecutive years, after surpassing 20% for only eight of the previous 30 years. Improving productivity drove rapid growth in corporate profits, while enthusiasm for the Internet and related technologies caused technology stocks to soar to levels that confounded traditional fundamental investment analysis. It now seems very unlikely that stocks of even the strongest companies in the technology industry will return to their peak levels this year. Nonetheless, the S&P 500(R) Index has produced negative returns in only six of the last 30 years, and there has been only one five-year period in the last three decades when investors in the Index have experienced a negative return.

                                                              SEPTEMBER 30, 2001

ANNUAL TOTAL RETURNS FROM S&P 500(R) Index

Year           Return
----           ------
1971            14.3%
1972            19.0%
1973           -14.7%
1974           -26.5%
1975            37.2%
1976            23.8%
1977            -7.2%
1978             6.6%
1979            18.4%
1980            32.4%
1981            -4.9%
1982            21.4%
1983            22.5%
1984             6.3%
1985            32.2%
1986            18.5%
1987             5.2%
1988            16.8%
1989            31.5%
1990            -3.2%
1991            30.5%
1992             7.6%
1993            10.1%
1994             1.2%
1995            37.4%
1996            22.8%
1997            33.3%
1998            28.5%
1999            21.1%
2000            -9.1%

Source: Standard & Poor's. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index is not available for purchase and cannot be invested in directly, and does not include sales charges.


  THE BOND MARKET

As would be expected at a time of economic uncertainty, bonds have provided significantly higher returns than stocks in recent months, and bonds of the highest quality have performed better than riskier bonds. For the 12 months ended September 2001, total return from investment-grade bonds (as measured by the Merrill Lynch Domestic Master Index) was 13.05%, compared with a negative 26.62% for the S&P 500(R) Index, and a negative 7.38% for the Lehman High Yield Intermediate Market Index, which measures returns of below investment-grade bonds.

Within the bond market, the most notable trend has been a substantial steepening of the yield curve for U.S. Treasury securities, meaning that the difference between yields on long-term bonds and short-term securities has become much greater. (Normally, yields on long-term bonds are higher than on short-term securities because investors require a premium to hold long-term bonds. The yield curve, which refers to the difference between yields on bonds of various maturities, varies with market conditions.) During the six months ended September 2001, yields on two-year Treasury notes dropped 141 basis points (equivalent to 1.41 percentage points), as the Federal Reserve moved aggressively to reduce short-term interest rates. Over the same period long-term rates, which are influenced mainly by expectations regarding economic growth and inflation, fell only slightly: yields on 30-year Treasury bonds dropped just 11 basis points.



ANNUAL TOTAL RETURNS FROM MERRILL LYNCH DOMESTIC MASTER INDEX

Year           Return
----           ------
1976            14.8%
1977             3.0%
1978             6.2%
1979             2.1%
1980             3.0%
1981             5.4%
1982            30.9%
1983             8.0%
1984            15.2%
1985            22.4%
1986            14.2%
1987             2.4%
1988             8.0%
1989            14.2%
1990             9.1%
1991            15.9%
1992             7.6%
1993            10.0%
1994            -2.8%
1995            18.5%
1996             3.6%
1997             9.7%
1998             8.9%
1999            -1.0%
2000            11.7%


Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index is not available for purchase and cannot be invested in directly, and does not include sales charges.

SMALL CAP GROWTH STOCK FUND

                      M A S O N    S T R E E T   F U N D S

   ---------------------------
   SMALL CAP GROWTH STOCK FUND
   -----------------------------------------------------------------------------
   Objective: To achieve long-term growth of capital primarily by investing in the common stocks of companies that can reasonably be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

   PORTFOLIO: Primarily common stocks of small-capitalization companies.

   STRATEGY: To locate and invest in companies with above-average potential for growth.

   NET ASSETS:  $12.0 million
   -----------------------------------------------------------------------------

The Small Cap Growth Stock Fund owns the stocks of emerging growth companies, with the objective of maintaining a median market capitalization of $1 billion. The range of market capitalization will normally be between $200 million and $3 billion. The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength, and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

The Small Cap Growth Fund suffered along with the broad equity markets and underperformed its benchmarks, the S&P SmallCap 600 Index and the Russell 2000 Index, for the 12 months ended September 2001. The tragic events of September 11 caused a few of the Fund's holdings to fall precipitously. With extreme uncertainty plaguing the travel industry, holdings in Skyway, Atlantic Coast Airlines, Hotel Reservation Network and Triumph Group, which serves the aviation industry, have been sold. Other issues with a high degree of sensitivity to economic conditions have also been eliminated.

Some of the Fund's large holdings in defensive industries such as consumer staples and specialty finance have held up well; these include O'Reilly Automotive, Patterson Dental and Province Healthcare. The weakness throughout the stock market is creating some buying opportunities. Recent additions include Education Management; Amphenol, which has cable and defense exposure; and Fred's, a Southeastern retailer.

Selecting growth-oriented companies in a bear market that is clearly anticipating a recession is extremely challenging, since there is little basis for predicting revenue and expenses. In this environment, balance sheet analysis is becoming more important, since the companies with the financial strength to withstand a period of economic weakness are the ones most likely to succeed over the long term.

SECTOR ALLOCATION
9/30/01

Information Technology                            22%
Healthcare                                        22%
Consumer Discretionary                            13%
Money Market Investments                          13%
Industrials                                       10%
Russell 2000 Futures                               8%
Financials                                         5%
Materials                                          3%
Energy                                             2%
Telecommunication Services                         1%
Utilities                                          1%


Sector Allocation is based on invested assets.

TOP 10 EQUITY HOLDINGS
9/30/01

Company                                  % Net Assets
-----------------------------------------------------

O'Reilly Automotive, Inc.                        4.9%
Lincare Holdings, Inc.                           4.1%
Advent Software, Inc.                            2.9%
Province Healthcare Company                      2.8%
Patterson Dental Company                         2.8%
Universal Health Services, Inc. - Class B        2.8%
UTStarcom, Inc.                                  2.7%
Radian Group, Inc.                               2.1%
C.H. Robinson Worldwide, Inc.                    2.0%
Tetra Tech, Inc.                                 2.0%

Sector Allocation and Top 10 Equity Holdings are subject to change.

                                                     SMALL CAP GROWTH STOCK FUND

                               SEPTEMBER 30, 2001

PERFORMANCE RELATIVE TO RELEVANT INDICES


                                         SMALL CAP
                                       GROWTH STOCK
          SMALL CAP      SMALL CAP         FUND
            GROWTH         GROWTH        CLASS B        S&P 600        RUSSELL
          STOCK FUND     STOCK FUND     REDEMPTION     SMALLCAP         2000
           CLASS A        CLASS B         VALUE          INDEX         INDEX
--------------------------------------------------------------------------------
7/12/99      9,524         10,000                        10,000        10,000
9/30/99      9,895         10,380                         9,399         9,334
3/31/00     17,287         18,095                        11,185        11,839
9/30/00     18,280         19,053                        11,670        12,422
3/31/01     13,672         14,223                        11,041        10,812
9/30/01     12,565         13,019         12,719         10,432         9,798




TOTAL RETURN                                          Average
                                                       Annual
                                               One      Since
For the periods ended September 30, 2001      Year   Inception*
---------------------------------------------------------------
Small Cap Growth Stock Fund
(Class A - without initial sales charge)     -31.26%    13.30%
---------------------------------------------------------------
S&P SmallCap 600 Index                       -10.62%     1.92%
---------------------------------------------------------------
Russell 2000 Index                           -21.21%    -0.91%
---------------------------------------------------------------

*Fund inception date is 7/12/99. Returns are annualized.

The Standard and Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of September 30, 2001, the 600 companies in the composite had a median market capitalization of $413.9 million and total market value of $310.8 billion. The SmallCap 600 represents approximately 2.9% of the market value of Compustat's database of over 10,758 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was $4.6 billion; the median market capitalization was $732 million. Market capitalization of companies in the Index ranged from $487 billion to $147 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the Index had a total market capitalization of approximately $1.4 billion.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.



  SCHEDULE OF INVESTMENTS 9/30/01
                                                        Shares/Par  Market Value
--------------------------------------------------------------------------------
  COMMON STOCK (78.8%)
  CONSUMER DISCRETIONARY (13.0%)
* Catalina Marketing Corporation                             3,800   $ 106,400
* CDW Computer Centers, Inc.                                 1,000      36,180
* Coach, Inc.                                                6,300     167,013
  Fred's, Inc.                                               1,800      47,160
* Getty Images, Inc.                                         3,600      39,708
* The Gymboree Corporation                                  12,500      81,250
* O'Reilly Automotive, Inc.                                 20,600     590,190
* Orient-Express Hotels, Ltd. - Class A                      7,300     102,273
* Palm Harbor Homes, Inc.                                    1,900      35,530
* Peet's Coffee & Tea, Inc.                                  4,200      31,500
  The Talbots, Inc.                                          3,000      67,350
* Tommy Hilfiger Corporation                                12,700     113,665
* Westwood One, Inc.                                         6,400     142,400
------------------------------------------------------------------------------
  TOTAL                                                              1,560,619
------------------------------------------------------------------------------

  ENERGY (2.6%)
* Cal Dive International, Inc.                               6,500     108,290
* Energy Partners, Ltd.                                      9,400      65,612
* Global Industries, Ltd.                                   10,700      58,315
* Grant Prideco, Inc.                                       12,300      74,907
------------------------------------------------------------------------------
  TOTAL                                                                307,124
------------------------------------------------------------------------------

  FINANCIALS (5.4%)
  Investors Financial Services Corp.                         3,800     219,032
  Radian Group, Inc.                                         6,600     254,100
  Waddell & Reed Financial, Inc. - Class A                   6,600     171,600
------------------------------------------------------------------------------
  TOTAL                                                                644,732
------------------------------------------------------------------------------

  HEALTHCARE (21.7%)
* Accredo Health Incorporated                                3,500     127,400
* Apogent Technologies, Inc.                                 6,700     160,130
* CIMA Labs, Inc.                                            2,400     145,800
  D & K Healthcare Resources, Inc.                           1,700      81,430
* Davita, Inc.                                               8,700     177,045
* Fisher Scientific International, Inc.                      3,500      88,900
* Lincare Holdings, Inc.                                    18,400     488,888
* Patterson Dental Company                                   9,100     335,426
* Province Healthcare Company                                9,200     338,008
* Renal Care Group, Inc.                                     7,400     227,698
* Sybron Dental Specialties, Inc.                            2,733      50,834
* Universal Health Services, Inc. - Class B                  6,800     331,840
* Vascular Solutions, Inc.                                   6,800      12,036
* Ventana Medical Systems, Inc.                              2,700      55,188
------------------------------------------------------------------------------
  TOTAL                                                              2,620,623
------------------------------------------------------------------------------

SMALL CAP GROWTH STOCK FUND

                      M A S O N   S T R E E T   F U N D S

                                                        Shares/Par Market Value
--------------------------------------------------------------------------------
  INDUSTRIALS (9.7%)
  C.H. Robinson Worldwide, Inc.                              8,400    $243,264
* Charles River Associates Incorporated                      5,100      86,445
* The Corporate Executive
     Board Company                                           8,200     213,856
* Education Management Corporation                           1,800      54,648
* ITT Educational Services, Inc.                             1,600      51,200
* Knight Transportation, Inc.                                4,765      91,250
* Resources Connection, Inc.                                10,600     192,708
* Tetra Tech, Inc.                                          10,800     238,680
------------------------------------------------------------------------------
  TOTAL                                                              1,172,051
------------------------------------------------------------------------------

  INFORMATION TECHNOLOGY (21.7%)
* Advent Software, Inc.                                      9,200     346,380
* Amphenol Corporation - Class A                             1,500      52,125
* Aspen Technology, Inc.                                     7,300      73,000
* BARRA, Inc.                                                3,200     134,464
* DDi Corp.                                                  7,000      54,880
* EPIQ Systems, Inc.                                         3,400      86,700
* Forrester Research, Inc.                                   6,600     109,626
* Inforte Corp.                                              9,300      93,186
* MKS Instruments, Inc.                                      5,900     104,725
* Plexus Corp.                                               5,500     129,690
* PRI Automation, Inc.                                      13,400     134,268
* Renaissance Learning, Inc.                                 4,600     151,386
* Semtech Corporation                                        6,400     181,632
* SmartForce Public Limited
     Company, ADR                                            5,600      91,616
* TESSCO Technologies Incorporated                          10,300     133,385
* THQ, Inc.                                                  4,500     194,175
* UAXS Global Holdings, Inc.                                10,400       7,696
* UTStarcom, Inc.                                           19,900     323,375
* Varian, Inc.                                               8,300     211,484
------------------------------------------------------------------------------
  TOTAL                                                              2,613,793
------------------------------------------------------------------------------

  MATERIALS (2.5%)
* Airgas, Inc.                                               8,800     116,776
  Cambrex Corporation                                        2,500      83,825
  Minerals Technologies, Inc.                                2,500      94,350
------------------------------------------------------------------------------
  TOTAL                                                                294,951
------------------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (1.3%)
* AirGate PCS, Inc.                                          3,600     159,912
------------------------------------------------------------------------------

                                                        Shares/Par  Market Value
--------------------------------------------------------------------------------
  UTILITIES (0.9%)
* Aquila, Inc.                                               4,800    $104,640
------------------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $10,361,098)                                               9,478,445
------------------------------------------------------------------------------


  MONEY MARKET INVESTMENTS (20.7%)
  Electrical Equipment & Supplies (3.3%)
  General Electric Capital Corp.,
     3.40%, 10/1/01                                        400,000     400,000
------------------------------------------------------------------------------

  Federal Government & Agencies (1.7%)
  Federal Home Loan Discount Note,
     2.35%, 12/21/01                                       200,000     198,956
------------------------------------------------------------------------------
  Security Brokers & Dealers (15.7%)
+ The Goldman Sachs Group,
     2.40%, 11/30/01                                     1,900,000   1,892,495
------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $2,491,343)                                                2,491,451
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (99.5%)
    (COST $12,852,441)^                                             11,969,896
------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (0.5%)                                 55,370
------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                       $ 12,025,266
------------------------------------------------------------------------------
 *Non-Income Producing

  ADR - American Depositary Receipt

 +All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                Unrealized
                                  Number of   Expiration       Appreciation
  Issuer                         Contracts       Date         (Depreciation)
----------------------------------------------------------------------------
  Russell 2000 Index
     (Total notional value at
        9/30/01, $939,831)            5          12/01          $75,294


^ At September 30, 2001, the aggregate cost of securities for federal tax purposes was $12,852,441 and the net unrealized depreciation of investments based on that cost was $882,545 which is comprised of $1,282,785 aggregate gross unrealized appreciation and $2,165,330 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

                                                    AGGRESSIVE GROWTH STOCK FUND

                                                              SEPTEMBER 30, 2001

   ----------------------------
   AGGRESSIVE GROWTH STOCK FUND
   -----------------------------------------------------------------------------
   Objective: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

   PORTFOLIO:  Primarily common stocks of medium- and small-sized companies.

   STRATEGY: To identify and invest in companies with above-average potential for growth.

   NET ASSETS:  $63.5 million
------------------------------------------------------------------------------

The Aggressive Growth Stock Fund owns the stocks of emerging growth companies with market capitalizations generally in the range of $1 billion to $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

In a very difficult market environment, the Aggressive Growth Stock Fund has underperformed its benchmark, the S&P MidCap 400 Index, over the last year. More defensive holdings such as Investors Financial Services and Southtrust in the financial services sector and Patterson Dental and Healthcare Management in healthcare have held up well. Consumer cyclicals, technology and energy have been among the poorer performing industry groups.

In anticipation of a recession, the Fund is positioned more defensively than usual. The exposure to energy has been reduced through the elimination of several positions. Technology holdings are concentrated in defensive companies such as Concord EFS, Fiserv and Microchip; also, holdings of companies with solid prospects and strong management such as Jabil and Sanmina have been maintained despite poor stock performance. Healthcare is an area of significant emphasis, and a recent investment has been made in Apollo Group, a provider of post-secondary and professional education programs. A higher than usual cash position at the end of September will be invested as opportunities become available to take advantage of low valuations of quality mid-cap companies with good long-term growth prospects.

SECTOR ALLOCATION
9/30/01

Information Technology                            23%
Healthcare                                        21%
Industrials                                       16%
Money Market Investments                          11%
Consumer Discretionary                            11%
Financials                                         9%
Telecommunication Services                         4%
Energy                                             3%
Other Industries                                   2%

Sector Allocation is based on invested assets.

TOP 10 EQUITY HOLDINGS
9/30/01

Company                                  % Net Assets
-----------------------------------------------------
Patterson Dental Company                         3.4%
Health Management Associates, Inc. - Class A     2.9%
Fiserv, Inc.                                     2.6%
Investors Financial Services Corp.               2.3%
Concord EFS, Inc.                                2.3%
Electronic Arts, Inc.                            2.2%
Radian Group, Inc.                               2.2%
Cintas Corporation                               2.2%
AdvancePCS                                       2.1%
Lincare Holdings, Inc.                           2.1%

Sector Allocation and Top 10 Equity Holdings are subject to change.

AGGRESSIVE GROWTH STOCK FUND

                     M A S O N   S T R E E T   F U N D S

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                                 AGGRESSIVE
                                                GROWTH STOCK
             AGGRESSIVE        AGGRESSIVE           FUND
               GROWTH            GROWTH           CLASS B            S&P
             STOCK FUND        STOCK FUND        REDEMPTION       MIDCAP 400
              CLASS A           CLASS B            VALUE            INDEX
-----------------------------------------------------------------------------
3/31/97         9,524            10,000                             10,000
9/30/97        13,152            13,770                             13,313
3/31/98        14,436            15,059                             14,903
9/30/98        11,329            11,783                             12,475
3/31/99        13,890            14,404                             14,969
9/30/99        16,470            17,024                             15,650
3/31/00        26,047            26,810                             20,669
9/30/00        27,706            28,417                             22,414
3/31/01        18,668            19,094                             19,230
9/30/01        16,201            16,521           16,321            18,157


TOTAL RETURN                                                 Average
                                                              Annual
                                               One            Since
For the periods ended September 30, 2001       Year        Inception*
---------------------------------------------------------------------
Aggressive Growth Stock
Fund (Class A - without initial sales charge) -41.52%          12.53%
---------------------------------------------------------------------
S&P MidCap 400 Index                          -19.00%          14.16%
---------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The since inception return for the Aggressive Growth Stock Fund coincides with a period of accelerated growth in the small-cap and mid-cap sectors of the stock market. There can be no assurance that this accelerated growth will continue to have a positive effect on the Fund's performance in the future.

Since the Fund invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Fund's performance is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of September 30, 2001, the 400 companies in the composite had a median market capitalization of $1.5 billion and a total market value of $723.2 billion. The MidCap 400 represents approximately 6.8% of the market value of Compustat's database of about 10,758 equities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.


  SCHEDULE OF INVESTMENTS 9/30/01
                                                        Shares/Par  Market Value
--------------------------------------------------------------------------------
  COMMON STOCK (89.5%)
  CONSUMER DISCRETIONARY (10.9%)
* Abercrombie & Fitch Co. - Class A                          7,700   $135,443
* Catalina Marketing Corporation                            18,300    512,400
* CDW Computer Centers, Inc.                                 5,700    206,226
* Dollar Tree Stores, Inc.                                  26,550    497,813
* Entercom Communications Corp. -
     Class A                                                11,600    394,400
* Gemstar-TV Guide International, Inc.                      22,400    441,504
* Getty Images, Inc.                                        25,750    284,023
* Hispanic Broadcasting Corporation -
     Class A                                                35,150    565,915
* Jones Apparel Group, Inc.                                 16,300    415,487
* Kohl's Corporation                                        20,450    981,599
* Lamar Advertising Company - Class A                       27,100    821,672
* O'Reilly Automotive, Inc.                                 27,800    796,470
* Pixar, Inc.                                               11,350    458,540
* TMP Worldwide, Inc.                                        7,700    218,603
* Williams-Sonoma, Inc.                                      8,900    211,909
-----------------------------------------------------------------------------
  TOTAL                                                             6,942,004
-----------------------------------------------------------------------------

  ENERGY (3.1%)
* Cooper Cameron Corporation                                16,000    524,800
* Grant Prideco, Inc.                                       50,000    304,500
  Santa Fe International Corporation                        33,500    711,875
* Weatherford International, Inc.                           16,850    429,844
-----------------------------------------------------------------------------
  TOTAL                                                             1,971,019
-----------------------------------------------------------------------------

  FINANCIALS (9.3%)
  Investors Financial Services Corp.                        25,400   1,464,055
  Old Republic International Corporation                    37,150     973,702
  Radian Group, Inc.                                        35,956   1,384,306
  SouthTrust Corporation                                    50,850   1,295,150
  UnumProvident Corporation                                 31,300     790,325
------------------------------------------------------------------------------
  TOTAL                                                              5,907,538
------------------------------------------------------------------------------
  HEALTHCARE (20.5%)
* AdvancePCS                                                18,350   1,317,163
* Apogent Technologies, Inc.                                47,200   1,128,080
  Biomet, Inc.                                              28,900     845,325
* Elan Corporation PLC, ADR                                 22,500   1,090,125
* Health Management Associates, Inc. -
     Class A                                                88,900   1,845,564
* King Pharmaceuticals, Inc.                                14,366     602,654
* Lincare Holdings, Inc.                                    49,550   1,316,544
* MedImmune, Inc.                                           21,100     751,793
* Patterson Dental Company                                  58,150   2,143,408
* Province Healthcare Company                               20,750     762,355
* Shire Pharmaceuticals Group PLC, ADR                      30,300   1,221,090
------------------------------------------------------------------------------
  TOTAL                                                             13,024,101
------------------------------------------------------------------------------

                                                    AGGRESSIVE GROWTH STOCK FUND

                                                              SEPTEMBER 30, 2001

                                                         Shares/Par Market Value
--------------------------------------------------------------------------------
  INDUSTRIALS (16.2%)
* Apollo Group, Inc. - Class A                              10,900    $458,127
  Cintas Corporation                                        34,300   1,382,290
* Concord EFS, Inc.                                         29,275   1,433,011
* The Corporate Executive
     Board Company                                          45,288   1,181,111
  Deere & Company                                           12,600     473,886
  Expeditors International of
     Washington, Inc.                                       17,800     842,830
* Fiserv, Inc.                                              48,329   1,652,851
  IMS Health Incorporated                                   51,000   1,277,550
  Paychex, Inc.                                             23,672     745,905
* Robert Half International, Inc.                           19,850     397,199
* Swift Transportation Co., Inc.                            24,400     431,880
------------------------------------------------------------------------------
  TOTAL                                                             10,276,640
------------------------------------------------------------------------------

  INFORMATION TECHNOLOGY (23.4%)
* ADC Telecommunications, Inc.                              66,300     231,387
* Applied Micro Circuits Corporation                         9,408      65,762
* BEA Systems, Inc.                                         13,300     127,547
* Cadence Design Systems, Inc.                              31,000     516,150
* Comverse Technology, Inc.                                 18,000     368,640
* Credence Systems Corporation                              47,100     567,555
* Digital Lightwave, Inc.                                   10,700     104,967
* DST Systems, Inc.                                         17,900     774,175
* Electronic Arts, Inc.                                     30,600   1,397,501
* Intersil Corporation                                      12,850     358,772
* Intuit, Inc.                                              23,700     848,460
* Jabil Circuit, Inc.                                       53,950     965,705
* Micrel Incorporated                                       33,850     674,969
* Microchip Technology Incorporated                         35,125     941,350
* Network Appliance, Inc.                                   10,200      69,360
* Novellus Systems, Inc.                                    14,700     419,832
  PerkinElmer, Inc.                                         28,700     753,088
* PMC-Sierra, Inc.                                           7,900      82,081
* PRI Automation, Inc.                                      35,700     357,714
* QLogic Corporation                                        24,050     456,950
* Rational Software Corporation                             35,000     303,100
* RF Micro Devices, Inc.                                    29,350     487,797
* Sanmina Corporation                                       36,188     491,433
* Semtech Corporation                                       35,900   1,018,842
* TIBCO Software, Inc.                                      34,750     255,065
* VeriSign, Inc.                                            20,900     875,710
* Vignette Corporation                                      80,400     284,616
* Waters Corporation                                        22,200     794,094
* Xilinx, Inc.                                               7,800     183,534
-------------------------------------------------------------------------------
  TOTAL                                                             14,776,156
-------------------------------------------------------------------------------

                                                        Shares/Par  Market Value
--------------------------------------------------------------------------------
  MATERIALS (1.2%)
  Sigma-Aldrich Corporation                                 17,400    $786,480
------------------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (3.6%)
* American Tower Corporation - Class A                      86,450   1,200,791
* Citizens Communications Company                           51,400     483,160
* Crown Castle International Corp.                          68,850     619,650
------------------------------------------------------------------------------
  TOTAL                                                              2,303,601
------------------------------------------------------------------------------

  UTILITIES (1.3%)
  Dynegy, Inc. - Class A                                    23,500     814,275
------------------------------------------------------------------------------
 TOTAL COMMON STOCK
    (COST $67,077,763)                                              56,801,814
------------------------------------------------------------------------------
  MONEY MARKET INVESTMENTS (10.7%)
  ELECTRICAL EQUIPMENT & SUPPLIES (1.3%)
  General Electric Capital Corp.,
     3.40%, 10/1/01                                        800,000     800,000
------------------------------------------------------------------------------
  FEDERAL GOVERNMENT & AGENCIES (0.9%)
  Federal Home Loan Discount Note,
     2.35%, 12/21/01                                       600,000     596,868
------------------------------------------------------------------------------
  SECURITY BROKERS & DEALERS (4.6%)
  The Goldman Sachs Group,
     2.40%, 11/30/01                                     2,300,000   2,290,800
  Morgan Stanley Dean Witter,
     3.45%, 10/18/01                                       600,000     599,023
------------------------------------------------------------------------------
  TOTAL                                                              2,889,823
------------------------------------------------------------------------------

  SHORT TERM BUSINESS CREDIT (3.9%)
  Transamerica Financial Corporation,
     3.45%, 10/18/01                                     2,500,000   2,495,927
------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $6,782,577)                                                6,782,618
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (100.2%)
    (COST $73,860,340)^                                             63,584,432
------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (-0.2%)                             (106,820)
------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                        $63,477,612
------------------------------------------------------------------------------

 *Non-Income Producing

  ADR - American Depositary Receipt

^ At September 30, 2001, the aggregate cost of securities for federal tax purposes was $73,860,340 and the net unrealized depreciation of investments based on that cost was $10,275,908 which is comprised of $5,830,282 aggregate gross unrealized appreciation and $16,106,190 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

INTERNATIONAL EQUITY FUND

                       M A S O N   S T R E E T   F U N D S

   --------------------------
   INTERNATIONAL EQUITY FUND
   -----------------------------------------------------------------------------
   Objective: To seek long-term appreciation of capital by investing primarily in the common stocks of companies outside the United States.

   Portfolio:  Primarily common stocks of companies in foreign countries.

   Strategy: To identify and invest in the stocks of foreign companies offering the greatest discounts to their long-term values.

   Net Assets:  $54.6 million
  ------------------------------------------------------------------------------

The International Equity Fund offers investors the opportunity to participate in the growth of companies in countries throughout the world. The Fund is managed with a disciplined approach to long-term value, with special attention to balance sheet quality. Investments are selected based mainly on the attractiveness of individual securities and geographic regions; industry focus is a secondary consideration.

The Fund's value-driven management style has enabled it to outperform its major benchmark, the EAFE Index, over the past 12 months. However, total return was negative, as the downward trend continued in world equity markets. As in the United States, consumer confidence has been shaken by the tragic events of September 11. An uncertain consumer spending environment, added to existing weakness in business spending, increases the likelihood of an extended economic slowdown. The globalization that fueled much of the growth of the 1990s means that economies are increasingly interconnected, sharing turmoil as well as growth potential. If increased security measures and trade barriers make global trade more difficult, some of the productivity gains of the last decade may be compromised.

As markets have trended down, the Fund's relative performance benefited from earlier reductions of holdings in the telecommunications sector, where overcapacity is proving disastrous for many companies, and from its concentration in high-quality companies, especially in the heavily weighted financial services sector. Holdings of industrial and material stocks have suffered as concerns about a global recession mount. A geographic concentration in Europe, with minimal holdings in emerging markets, was a positive factor for performance. Asian holdings are heavily weighted toward Hong Kong; modest positions in Japan may be increased as signs of improved economic and financial policies develop.

Even in the current difficult environment, there are positive elements for investing. Very low short-term interest rates worldwide are causing investors to seek alternatives to short-term debt securities, and that may mean that money may soon be flowing into equity markets. Weak stock markets are creating some excellent opportunities for value investors. Accordingly, the managers of the Mason Street International Fund are investing in high-quality stocks that have previously seemed too costly for purchase, such as Alstom, a French shipbuilding company and Japanese electronics giant Sony. Low asset prices are also likely to create opportunities for strong companies to strengthen their market positions by making strategic acquisitions at bargain prices.

The International Equity Fund is managed for Northwestern Mutual by Templeton Investment Counsel, Inc.

ASSET ALLOCATION
9/30/01

Continental Europe                                36%
Asia                                              20%
United Kingdom                                    19%
North  America                                     9%
Short-term Investments                             7%
Australia/New Zealand                              4%
Latin America/Caribbean                            4%
Mid-East/Africa                                    1%

Asset Allocation is based on invested assets.

TOP 10 EQUITY HOLDINGS
9/30/01

Company                                  % Net Assets
-----------------------------------------------------
Akzo Nobel NV                                    2.3%
Stora Enso OYJ - Class R                         2.1%
ING Groep NV                                     2.0%
Endesa SA                                        2.0%
Australia & New Zealand Banking Group, Ltd.      1.9%
J. Sainsbury PLC                                 1.9%
Shell Transport & Trading Company PLC            1.9%
National Bank of Canada                          1.8%
Swiss Reinsurance Co.                            1.8%
Bae Systems PLC                                  1.8%

Asset Allocation and Top 10 Equity Holdings are subject to change.

                                                       INTERNATIONAL EQUITY FUND

                                                              SEPTEMBER 30, 2001

PERFORMANCE RELATIVE TO EAFE INDEX

                                      INTERNATIONAL
                                          EQUITY
        INTERNATIONAL  INTERNATIONAL       FUND
            EQUITY         EQUITY        CLASS B
             FUND           FUND        REDEMPTION        EAFE
           CLASS A        CLASS B         VALUE          INDEX
----------------------------------------------------------------
3/31/97      9,524         10,000                        10,000
9/30/97     10,476         10,970                        11,234
3/31/98     10,304         10,749                        11,893
9/30/98      8,122          8,462                        10,326
3/31/99      9,392          9,742                        12,651
9/30/99     10,012         10,357                        13,560
3/31/00     10,980         11,311                        15,870
9/30/00     10,635         10,941                        14,030
3/31/01      9,850         10,094                        11,791
9/30/01      8,576          8,766         8,613          10,013


TOTAL RETURN                                                   Average
                                                                Annual
                                                  One           Since
For the periods ended September 30, 2001          Year        Inception*
-----------------------------------------------------------------------
International Equity Fund
(Class A - without initial sales charge)        -19.36%        -2.30%
-----------------------------------------------------------------------
EAFE Index                                      -28.30%         0.03%
-----------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

As depicted in the graph, the International Equity Fund is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large-, medium-, and small-capitalization stocks is included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.



  SCHEDULE OF INVESTMENTS 9/30/01
                                 Country               Shares/Par  Market Value
-------------------------------------------------------------------------------
  COMMON STOCK (81.9%)
CONSUMER DISCRETIONARY (7.9%)
Autoliv, Inc.                     Sweden                   14,400   $  226,656
Best Denki Co., Ltd.              Japan                    30,000      107,781
KCI Konecranes
   International                  Finland                  23,620      585,092
Koninklijke Philips
   Electronics NV                 Netherlands              32,707      634,447
Marks & Spencer PLC               United Kingdom          211,210      791,560
SONY CORPORATION                  Japan                     6,600      243,213
United Business
   Media PLC                      United Kingdom          124,630      692,378
Valeo SA                          France                   17,830      562,639
Wolters Kluwer NV                 Netherlands              21,540      477,465
------------------------------------------------------------------------------
TOTAL                                                                4,321,231
------------------------------------------------------------------------------

CONSUMER STAPLES (2.9%)
J. Sainsbury PLC                  United Kingdom          173,860      911,574
Unilever PLC                      United Kingdom           90,940      690,326
------------------------------------------------------------------------------
TOTAL                                                                1,601,900
------------------------------------------------------------------------------

ENERGY (12.8%)
CNOOC Limited, ADR                China                    33,740      674,800
E.On AG                           Germany                  14,700      755,043
Endesa SA                         Spain                    61,620      956,802
ENI SPA                           Italy                    35,420      439,663
EVN AG                            Austria                   2,520       96,572
Hong Kong Electric
   Holdings Limited               Hong Kong               106,000      407,718
Husky Energy, Inc.                Canada                   55,300      624,869
Iberdrola SA                      Spain                     2,130       29,000
Innogy Holdings PLC               United Kingdom           60,400      187,304
Korea Electric Power Corp.        South Korea              31,300      501,947
Repsol SA                         Spain                    58,000      834,565
Shell Transport &
   Trading Company PLC            United Kingdom          121,380      909,800
Total Fina Elf SA                 France                    3,970      533,283
------------------------------------------------------------------------------
TOTAL                                                                6,951,366
------------------------------------------------------------------------------

FINANCIALS (22.0%)
ACE Limited                       Bermuda                  19,400      560,078
Australia & New Zealand
   Banking Group, Ltd.            Australia               117,950      930,169
Axa                               France                   36,964      729,480
Banca Nazionale
   del Lavora                     Italy                   301,500      634,271
Cheung Kong
   Holdings Limited               Hong Kong                54,000      418,873
HSBC Holdings PLC                 Hong Kong                75,200      790,615
ING Groep NV                      Netherlands              37,200      997,030

INTERNATIONAL EQUITY FUND

                         M A S O N   S T R E E T   F U N D S

                                   Country             Shares/Par  Market Value
------------------------------------------------------------------------------
  FINANCIALS (continued)
  Lloyds TSB Group PLC            United Kingdom            87,470    $835,605
  National Bank of Canada         Canada                    50,260     890,853
  The Nomura Securities
     Co., Ltd.                    Japan                     28,200     368,567
  Nordea AB                       Sweden                   157,980     773,493
  Old Mutual PLC                  South Africa             162,020     279,197
  PartnerRe, Ltd.                 Bermuda                    9,600     452,160
  Swire Pacific Limited -
     Class A                      Hong Kong                108,000     405,026
  Swire Pacific Limited -
     Class B                      Hong Kong                296,000     148,958
  Swiss Reinsurance Co.           Switzerland                9,000     885,246
  XL Capital, Ltd.                Bermuda                    9,500     750,500
  Yasuda Fire & Marine
     Insurance Company
     Limited                      Japan                     80,000     537,228
  Zurich Financial
     Services AG                  Switzerland                2,745     561,226
------------------------------------------------------------------------------
 TOTAL                                                             11,948,575
------------------------------------------------------------------------------

  HEALTHCARE (3.8%)
  Aventis SA                      France                    10,600     804,129
  Mayne Nickless, Ltd.            Australia                 72,600     253,305
  Nycomed Amersham PLC            United Kingdom            40,575     345,385
  Ono Pharmaceutical
     Co., Ltd.                    Japan                     21,000     661,043
  Orion-Yhtyma OYJ -
     Class B                      Finland                    1,900      31,752
------------------------------------------------------------------------------
 TOTAL                                                              2,095,614
------------------------------------------------------------------------------

  INDUSTRIALS (10.1%)
  Alstom                          France                    25,490     389,527
  BAE SYSTEMS PLC                 United Kingdom           180,610     878,614
  British Airways PLC             United Kingdom           119,830     317,005
  Deutsche Post AG                Germany                   57,790     836,807
  Hong Kong Aircraft
     & Engineering                Hong Kong                 18,200      24,735
  Hutchison Whampoa
     Limited                      Hong Kong                 81,800     605,673
  Invensys PLC                    United Kingdom           385,730     198,418
  Kidde PLC                       United Kingdom            80,800      63,829
  Kurita Water
     Industries, Ltd.             Japan                     20,000     243,432
  Nippon Express Co., Ltd.        Japan                    172,000     652,598
  Rolls-Royce PLC                 United Kingdom           255,200     487,588
* SAS AB                          Sweden                    71,510     368,681
  Volvo AB - Class B              Sweden                    37,070     477,800
------------------------------------------------------------------------------
  TOTAL                                                              5,544,707
------------------------------------------------------------------------------

                                 Country              Shares/Par  Market Value
------------------------------------------------------------------------------
  INFORMATION TECHNOLOGY (1.9%)
  Alcatel                         France                    5,380      $61,882
  FUJITSU LIMITED                 Japan                    15,000      125,787
  NEC Corporation                 Japan                    57,000      465,550
  Samsung Electronics             South Korea               3,750      400,916
------------------------------------------------------------------------------
TOTAL                                                              1,054,135
------------------------------------------------------------------------------

  MATERIALS (10.9%)
  Akzo Nobel NV                   Netherlands              27,500    1,121,732
  AngloGold Limited, ADR          South Africa             11,700      186,732
  Barrick Gold Corporation        Canada                   19,200      335,335
  BASF AG                         Germany                  22,070      775,827
  Bayer AG                        Germany                  22,400      634,430
  Companhia Vale do
     Rio Doce, ADR                Brazil                   13,800      274,620
  Corus Group PLC                 United Kingdom          217,100      139,594
  Hanson PLC                      United Kingdom          105,860      740,183
* Kinross Gold Corporation        Canada                   88,200       85,425
  Nuevo Grupo Mexico SA           Mexico                   14,455       20,513
  Societe BIC SA                  France                   20,768      639,274
  Stora Enso OYJ - Class R        Finland                  90,300    1,007,394
------------------------------------------------------------------------------
  TOTAL                                                              5,961,059
------------------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (9.3%)
  BCE, Inc.                       Canada                   32,360      706,115
  Cable & Wireless PLC            United Kingdom          134,697      554,795
  Compania de
     Telecomunicaciones de
     Chile SA, ADR                Chile                    13,100      129,035
  Korea Telecom
     Corporation, ADR             South Korea              32,840      600,644
  Nippon Telegraph &
     Telephone Corporation        Japan                       177      826,088
  Philippine Long Distance
     Telephone, ADR               Philippines              26,590      251,276
  PT Indosat, ADR                 Indonesia                19,000      157,320
  Telecom Corporation of
     New Zealand Limited          New Zealand              395,500     709,522
* Telefonica SA, ADR              Spain                      9,848     334,340
  Telefonos de Mexico
     SA, ADR                      Mexico                    25,750     831,467
------------------------------------------------------------------------------
  TOTAL                                                              5,100,602
------------------------------------------------------------------------------

  UTILITIES (0.3%)
  International Power PLC         United Kingdom            60,400     187,304
------------------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $55,840,380)                                              44,766,493
------------------------------------------------------------------------------

                                                       INTERNATIONAL EQUITY FUND

                                                              SEPTEMBER 30, 2001

                                 Country               Shares/Par Market Value
------------------------------------------------------------------------------
  PREFERRED STOCK (0.8%)
  ENERGY (0.8%)
  Petroleo Brasileiro SA          Brazil                    23,390    $449,319
------------------------------------------------------------------------------
  TOTAL PREFERRED STOCK
    (COST $542,715)                                                    449,319
------------------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (6.4%)
  ELECTRICAL EQUIPMENT & SUPPLIES (1.8%)
  General Electric Capital
     Corp., 3.40%, 10/1/01        United States          1,000,000   1,000,000

  MACHINERY (4.6%)
  John Deere Capital Corp.,
     3.50%, 10/12/01              United States          2,500,000   2,497,327
------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $3,497,327)                                                3,497,327
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (89.1%)
    (COST $59,880,422)^                                             48,713,139
------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (10.9%)                             5,934,229
------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                        $54,647,368
------------------------------------------------------------------------------

* Non-Income Producing

  ADR - American Depositary Receipt

^ At September 30, 2001, the aggregate cost of securities for federal tax purposes was $59,880,422 and the net unrealized depreciation of investments based on that cost was $11,167,283 which is comprised of $1,560,932 aggregate gross unrealized appreciation and $12,728,215 aggregate gross unrealized depreciation.

  INVESTMENT PERCENTAGES BY COUNTRY:
  United Kingdom                                 18.5%
  Japan                                           8.8%
  France                                          7.6%
  Netherlands                                     6.6%
  Germany                                         6.2%
  Other                                          52.3%
  ----------------------------------------------------
  Total                                        100.00%
  ----------------------------------------------------

 The Accompanying Notes are an Integral Part of the Financial Statements.

INDEX 400 STOCK FUND

                         M A S O N   S T R E E T   F U N D S

  --------------------
  INDEX 400 STOCK FUND
  ------------------------------------------------------------------------------
   OBJECTIVE: To seek investment results that approximate the performance of the S&P MidCap 400 Index, by investing in stocks included in the S&P MidCap 400 Index.

   PORTFOLIO: Stocks included in the S&P MidCap 400 Index, most of which have a market value in the range of $750 million to $5 billion.

   STRATEGY: To capture mid-cap market performance, at low cost, by investing in a portfolio modeled after a mid-cap stock index in proportion to their weightings in the index.

   NET ASSETS:  $57.8 million
   -----------------------------------------------------------------------------

The Index 400 Stock Fund is designed to achieve results that approximate the performance of the S&P MidCap 400 Index. The Fund provides investors a low-cost way to invest in the middle-capitalization sector of the equity market. The Fund invests in the stocks in the S&P MidCap 400 Index in proportion to their weightings in the Index in order to attempt to achieve the Fund's objective of matching the performance of the S&P MidCap 400 Index. The S&P MidCap 400 Index is comprised of stocks of medium sized companies, generally smaller than those included in the S&P 500(R) Index. Because the S&P MidCap 400 Index is an unmanaged index, its return does not reflect the deduction of expenses that exist with a mutual fund. The Fund continues to achieve its objective of matching performance of the S&P MidCap 400 Index before expenses.

SECTOR ALLOCATION
9/30/01

Financials                                        19%
Information Technology                            17%
Healthcare                                        14%
Industrials                                       12%
Consumer Discretionary                            12%
Utilities                                          8%
Energy                                             6%
Materials                                          5%
Consumer Staples                                   5%
Telecommunication Services                         2%

Sector Allocation is based on equities.
Sector Allocation and Top 10 Equity Holdings are subject to change.


TOP 10 EQUITY HOLDINGS
9/30/01

Company                                  % Net Assets
------------------------------------------------------
Genzyme Corporation (General Division)            1.1%
IDEC Pharmaceuticals Corporation                  0.9%
M&T Bank Corporation                              0.9%
SunGard Data Systems, Inc.                        0.8%
Electronic Arts, Inc.                             0.7%
Marshall & Ilsley Corporation                     0.7%
Quest Diagnostics Incorporated                    0.7%
R.J. Reynolds Tobacco Holdings, Inc.              0.7%
Telephone and Data Systems, Inc.                  0.7%
National Commerce Financial Corporation           0.6%

Performance Relative to S&P MidCap 400 Index

                                                INDEX 400
             INDEX 400        INDEX 400        STOCK FUND
            STOCK FUND        STOCK FUND         CLASS B         S&P MIDCAP
              CLASS A          CLASS B      REDEMPTION VALUE     400 INDEX
--------------------------------------------------------------------------------
7/12/99        9,524          10,000                               10,000
9/30/99        8,648           9,070                                9,051
3/31/00       11,411          11,938                               11,954
9/30/00       12,325          12,856                               12,963
3/31/01       10,542          10,967                               11,122
9/30/01        9,961          10,326             10,060            10,501


TOTAL RETURN                                                    Average
                                                                 Annual
                                                 One             Since
For the periods ended September 30, 2001         Year          Inception*
--------------------------------------------------------------------------
Index 400 Stock Fund
(Class A - without initial sales charge)       -19.18%            2.04%
--------------------------------------------------------------------------
S&P MidCap 400 Index                           -19.00%            2.22%
--------------------------------------------------------------------------

*Fund inception date is 7/12/99. Returns are annualized.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of September 30, 2001, the 400 companies in the composite had a median market capitalization of $1.5 billion and a total market value of $723.2 billion. The MidCap 400 represents approximately 6.8% of the market value of Compustat's database of about 10,758 equities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

                                                            INDEX 400 STOCK FUND

                                                              SEPTEMBER 30, 2001

SCHEDULE OF INVESTMENTS 9/30/01
                                                       Shares/Par  Market Value
--------------------------------------------------------------------------------
  COMMON STOCK (86.9%)
  CONSUMER DISCRETIONARY (10.7%)
* Abercrombie & Fitch Co. - Class A                         6,800     $119,612
* American Eagle Outfitters, Inc.                           4,750       94,525
  ArvinMeritor, Inc.                                        4,475       63,948
  Bandag Incorporated                                       1,400       38,290
* Barnes & Noble, Inc.                                      4,500      162,450
  Belo Corp. - Class A                                      7,600      121,904
* BJ's Wholesale Club, Inc.                                 5,000      238,050
  Blyth, Inc.                                               3,200       63,648
  Bob Evans Farms, Inc.                                     2,400       43,392
* Borders Group, Inc.                                       5,500      105,325
  BorgWarner, Inc.                                          1,800       72,540
* Brinker International, Inc.                               6,850      161,797
  Callaway Golf Company                                     5,300       67,840
* Catalina Marketing Corporation                            3,800      106,400
  CBRL Group, Inc.                                          3,800       83,486
* CDW Computer Centers, Inc.                                6,100      220,698
  Claire's Stores, Inc.                                     3,300       41,745
  Clayton Homes, Inc.                                       9,500      115,900
* Coach, Inc.                                               3,000       79,530
* Dollar Tree Stores, Inc.                                  7,750      145,313
* Emmis Communications Corporation -
     Class A                                                3,200       46,144
* Entercom Communications Corp. -
     Class A                                                3,100      105,400
* Extended Stay America, Inc.                               6,400       92,608
  Federal Signal Corporation                                3,100       54,684
* Furniture Brands International, Inc.                      3,500       68,180
* Gentex Corporation                                        5,100      121,839
* GTECH Holdings Corporation                                2,100       72,534
  Harte-Hanks, Inc.                                         4,400       95,216
* Hispanic Broadcasting Corporation -
     Class A                                                7,500      120,750
  International Speedway Corporation -
     Class A                                                3,700      128,871
* Jones Apparel Group, Inc.                                 8,300      211,567
  Lancaster Colony Corporation                              2,600       72,826
* Lands' End, Inc.                                          2,000       57,800
* Lear Corporation                                          4,400      118,888
  Lee Enterprises Incorporated                              3,000       95,010
  Lennar Corporation                                        4,400      158,576
* Macrovision Corporation                                   3,500       99,435
* Mandalay Resort Group                                     5,200       84,396
  Media General, Inc. - Class A                             1,600       69,376
  Modine Manufacturing Company                              2,300       56,534
* Mohawk Industries, Inc.                                   3,600      132,300
* The Neiman Marcus Group, Inc. -
     Class A                                                3,300       80,685

                                                       Shares/Par  Market Value
------------------------------------------------------------------------------
  CONSUMER DISCRETIONARY (CONTINUED)
* Outback Steakhouse, Inc.                                  5,200     $133,172
* Papa John's International, Inc.                           1,500       39,075
* Park Place Entertainment Corporation                     20,400      149,532
* Payless ShoeSource, Inc.                                  1,507       82,584
  PepsiAmericas, Inc.                                      10,800      161,460
  The Reader's Digest Association, Inc. -
     Class A                                                7,100      130,569
  Ross Stores, Inc.                                         5,600      163,800
* Saks Incorporated                                         9,800       49,000
* Scholastic Corporation                                    2,400      104,400
* Six Flags, Inc.                                           6,300       77,049
  Superior Industries International, Inc.                   1,800       59,778
* Unifi, Inc.                                               3,600       29,520
* United Rentals, Inc.                                      4,800       83,232
  The Washington Post Company - Class B                       700      363,859
* Westwood One, Inc.                                        7,400      164,650
* Williams-Sonoma, Inc.                                     3,900       92,859
------------------------------------------------------------------------------
  TOTAL                                                              6,174,551
------------------------------------------------------------------------------


  CONSUMER STAPLES (4.0%)
  Carter-Wallace, Inc.                                       3,100      63,333
  Church & Dwight Co., Inc.                                  2,700      69,795
  Dean Foods Company                                         2,400     111,000
  The Dial Corporation                                       6,500     107,575
  Dole Food Company, Inc.                                    3,800      81,320
  Dreyer's Grand Ice Cream, Inc.                             2,000      58,100
  Hormel Foods Corporation                                   9,600     226,752
  IBP, Inc.                                                  7,136     168,766
  Interstate Bakeries Corporation                            3,500      89,250
  The J.M. Smucker Company                                   1,700      43,605
  Lance, Inc.                                                2,000      26,540
  Longs Drug Stores Corporation                              2,600      70,720
  McCormick & Company Incorporated                           4,700     215,260
  R.J. Reynolds Tobacco Holdings, Inc.                       7,000     399,980
  Ruddick Corporation                                        3,200      48,960
  Sensient Technologies Corporation                          3,300      61,479
* Suiza Foods Corporation                                    1,900     119,966
  Tootsie Roll Industries, Inc.                              3,500     133,910
  Tyson Foods, Inc. - Class A                               15,300     153,306
  Universal Corporation                                      1,900      63,403
------------------------------------------------------------------------------
TOTAL                                                                2,313,020
------------------------------------------------------------------------------


  ENERGY (4.9%)
* BJ Services Company                                       11,300     201,027
* Cooper Cameron Corporation                                 3,700     121,360
  ENSCO International Incorporated                           9,600     140,352
  Equitable Resources, Inc.                                  4,500     135,045
* Forest Oil Corporation                                     3,300      81,840

INDEX 400 STOCK FUND

                         M A S O N   S T R E E T   F U N D S

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  ENERGY (CONTINUED)
* Global Marine, Inc.                                       12,200    $170,800
* Grant Prideco, Inc.                                        7,500      45,675
* Hanover Compressor Company                                 4,300      93,052
  Helmerich & Payne, Inc.                                    3,500      91,350
  Murphy Oil Corporation                                     3,100     224,316
* National Oilwell, Inc.                                     5,500      79,750
  Noble Affiliates, Inc.                                     3,900     120,861
  Ocean Energy, Inc.                                        11,700     190,710
  Pennzoil-Quaker States Company                             5,400      60,372
* Pioneer Natural Resources Company                          6,800      96,764
* Pride International, Inc.                                  4,000      41,600
* Smith International, Inc.                                  3,500     127,400
  Tidewater, Inc.                                            4,200     112,098
  Ultramar Diamond Shamrock Corporation                      4,900     234,906
  Valero Energy Corporation                                  4,200     147,420
* Varco International, Inc.                                  6,567      79,329
* Weatherford International, Inc.                            7,800     198,978
  Western Gas Resources, Inc.                                2,200      57,266
------------------------------------------------------------------------------
  TOTAL                                                             2 ,852,271
------------------------------------------------------------------------------


  FINANCIALS (16.6%)
  A.G. Edwards, Inc.                                         5,500     193,105
  Allmerica Financial Corporation                            3,600     161,460
  American Financial Group, Inc.                             4,700     104,340
* AmeriCredit Corp.                                          5,700     180,234
  Arthur J. Gallagher & Co.                                  5,600     189,560
  Associated Banc-Corp                                       4,610     156,233
  Astoria Financial Corporation                              3,400     201,484
  Banknorth Group, Inc.                                      9,500     212,040
  City National Corporation                                  3,300     142,395
  The Colonial BancGroup, Inc.                               7,600      97,280
  Compass Bancshares, Inc.                                   8,800     229,064
  Dime Bancorp, Inc.                                         7,900     310,628
* E*TRADE Group, Inc.                                       22,000     133,100
  Eaton Vance Corp.                                          4,800     150,480
  Everest RE Group, Ltd.                                     3,200     207,040
  Fidelity National Financial, Inc.                          5,900     158,651
  First Tennessee National Corporation                       8,800     325,600
  First Virginia Banks, Inc.                                 3,200     146,560
  FirstMerit Corporation                                     5,900     138,473
  Golden State Bancorp, Inc.                                 9,300     282,720
  Greater Bay Bancorp                                        2,900      67,483
  GreenPoint Financial Corp.                                 7,000     245,700
  HCC Insurance Holdings, Inc.                               4,100     107,830
  Hibernia Corporation - Class A                            10,900     178,215
  Horace Mann Educators Corporation                          2,800      49,420
* IndyMac Bancorp, Inc.                                      4,200     113,862
  Investors Financial Services Corp.                         2,200     126,808

                                                        Shares/Par  Market Value
--------------------------------------------------------------------------------
  FINANCIALS (CONTINUED)
* LaBranche & Co., Inc.                                      4,000    $ 88,800
  Legg Mason, Inc.                                           4,500     178,920
  Leucadia National Corporation                              3,800     118,560
  M&T Bank Corporation                                       6,700     495,799
  Marshall & Ilsley Corporation                              7,100     402,499
  Mercantile Bankshares Corporation                          4,900     194,530
  The MONY Group, Inc.                                       3,400     112,608
  National Commerce
     Financial Corporation                                  14,120     368,532
  Neuberger Berman, Inc.                                     5,050     176,144
  North Fork Bancorporation, Inc.                           11,200     333,088
  Ohio Casualty Corporation                                  4,100      53,259
  Old Republic International Corporation                     8,200     214,922
  Pacific Century Financial Corporation                      5,500     128,535
  The PMI Group, Inc.                                        3,100     193,409
  Protective Life Corporation                                4,700     136,300
  Provident Financial Group, Inc.                            3,400      85,850
  Radian Group, Inc.                                         6,400     246,400
  Roslyn Bancorp, Inc.                                       6,300     116,613
  SEI Investments Company                                    7,500     240,000
* Silicon Valley Bancshares                                  3,400      68,680
  Sovereign Bancorp, Inc.                                   17,000     161,500
  TCF Financial Corporation                                  5,400     248,724
  Unitrin, Inc.                                              4,700     179,634
  Waddell & Reed Financial, Inc. - Class A                   5,500     143,000
  Webster Financial Corporation                              3,400     112,064
  Westamerica Bancorporation                                 2,500      90,125
  Wilmington Trust Corporation                               2,200     121,440
------------------------------------------------------------------------------
 TOTAL                                                              9,619,700
------------------------------------------------------------------------------


  HEALTHCARE (12.3%)
* Apogent Technologies, Inc.                                 7,300     174,470
* Apria Healthcare Group, Inc.                               3,700      95,830
* Barr Laboratories, Inc.                                    2,400     189,744
  Beckman Coulter, Inc.                                      4,200     185,850
* COR Therapeutics, Inc.                                     3,800      85,994
* Covance, Inc.                                              4,000      71,640
  DENTSPLY International, Inc.                               3,600     165,384
* Edwards Lifesciences Corporation                           4,100      91,840
* Express Scripts, Inc. - Class A                            5,400     299,700
* First Health Group Corp.                                   6,700     196,846
* Genzyme Corporation
     (General Division)                                     13,400     608,628
* Gilead Sciences, Inc.                                      6,500     365,105
* Health Management Associates, Inc. -
     Class A                                                16,900     350,844
* Health Net, Inc.                                           8,500     163,370
  Hillenbrand Industries, Inc.                               4,300     232,071

                                                           INDEX 400 STOCK FUND

                                                             SEPTEMBER 30, 2001

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
 HEALTHCARE (CONTINUED)
  ICN Pharmaceuticals, Inc.                                  5,600    $147,560
* IDEC Pharmaceuticals Corporation                          10,300     510,571
* Incyte Genomics, Inc.                                      4,500      61,470
* IVAX Corporation                                          13,800     305,946
* LifePoint Hospitals, Inc.                                  2,700     118,800
* Lincare Holdings, Inc.                                     7,400     196,618
* Millennium Pharmaceuticals, Inc.                          15,000     266,400
  Mylan Laboratories, Inc.                                   8,600     280,532
  Omnicare, Inc.                                             6,400     139,712
* Oxford Health Plans, Inc.                                  6,800     193,120
* Pacificare Health Systems, Inc.                            2,300      28,957
* Patterson Dental Company                                   4,700     173,242
* Perrigo Company                                            5,000      75,750
* Protein Design Labs, Inc.                                  3,000     141,690
* Quest Diagnostics Incorporated                             6,500     401,050
* Sepracor, Inc.                                             5,400     193,860
* STERIS Corporation                                         4,700      92,402
* Triad Hospitals, Inc.                                      4,914     173,956
* Trigon Healthcare, Inc. - Class A                          2,500     163,750
* Vertex Pharmaceuticals Incorporated                        5,100      92,004
* VISX Incorporated                                          3,900      51,597
------------------------------------------------------------------------------
  TOTAL                                                              7,086,303
------------------------------------------------------------------------------


  INDUSTRIALS (10.9%)
  AGCO Corporation                                           4,900      44,345
  Airborne, Inc.                                             3,300      31,515
* Alaska Air Group, Inc.                                     1,800      35,946
* Albany International Corp. - Class A                       2,116      31,655
  Alexander & Baldwin, Inc.                                  2,800      65,548
* American Standard Companies, Inc.                          4,900     269,500
  AMETEK, Inc.                                               2,300      60,444
* Apollo Group, Inc. - Class A                               8,050     338,342
* Atlas Air Worldwide Holdings, Inc.                         2,600      25,610
  Banta Corporation                                          1,700      47,379
* The BISYS Group, Inc.                                      4,000     212,080
  C.H. Robinson Worldwide, Inc.                              5,800     167,968
  Carlisle Companies Incorporated                            2,100      58,863
  Ceridian Corporation                                      10,100     146,450
* Certegy, Inc.                                              4,900     127,204
* CheckFree Corporation                                      5,300      89,941
* ChoicePoint, Inc.                                          4,250     176,970
  CNF, Inc.                                                  3,400      77,622
* CSG Systems International, Inc.                            3,600     147,600
* DeVry, Inc.                                                4,800     172,320
  Donaldson Company, Inc.                                    3,100      89,342
* The Dun & Bradstreet Corporation                           5,500     154,000
* Dycom Industries, Inc.                                     2,900      33,640
* EGL, Inc.                                                  3,200      28,384

                                                        Shares/Par  Market Value
--------------------------------------------------------------------------------
  INDUSTRIALS (CONTINUED)
* Energizer Holdings, Inc.                                   6,300    $104,706
  Expeditors International of
    Washington, Inc.                                         3,600     170,460
  Fastenal Company                                           2,600     148,148
  Flowserve Corporation                                      2,600      51,350
  Galileo International, Inc.                                6,000     124,560
  GATX Corporation                                           3,300     111,012
  Granite Construction Incorporated                          2,800      71,792
  Harsco Corporation                                         2,700      74,952
  Herman Miller, Inc.                                        5,200     101,244
  HON INDUSTRIES, Inc.                                       4,100      90,036
  Hubbell Incorporated - Class B                             4,000     116,640
* J.B. Hunt Transport Services, Inc.                         2,400      32,040
* Jacobs Engineering Group, Inc.                             1,800     112,320
  Kaydon Corporation                                         2,100      43,953
  Kelly Services, Inc. - Class A                             2,500      50,500
  Kennametal, Inc.                                           2,100      67,032
* Korn/Ferry International                                   2,500      20,625
* L-3 Communications Holdings, Inc.                          2,700     236,115
  Manpower, Inc.                                             5,200     136,916
* MasTec, Inc.                                               3,200      16,320
* Modis Professional Services, Inc.                          6,600      26,400
* NCO Group, Inc.                                            1,800      24,624
  Newport News Shipbuilding, Inc.                            2,400     161,280
  Nordson Corporation                                        2,200      48,070
  Overseas Shipholding Group, Inc.                           2,400      52,800
  Pentair, Inc.                                              3,400     104,618
  Pittston Brink's Group                                     3,600      65,160
  Precision Castparts Corp.                                  3,500      77,700
* Quanta Services, Inc.                                      4,100      58,425
  Rollins, Inc.                                              2,100      32,655
* Sequa Corporation - Class A                                  700      31,668
  Sotheby's Holdings, Inc. - Class A                         4,200      50,358
* SPX Corporation                                            2,700     223,830
  Stewart & Stevenson Services, Inc.                         1,900      45,752
* Swift Transportation Co., Inc.                             5,800     102,660
* Sylvan Learning Systems, Inc.                              2,651      60,708
  Tecumseh Products Company - Class A                        1,300      59,189
  Teleflex Incorporated                                      2,700     100,953
  Trinity Industries, Inc.                                   2,500      54,125
* Valassis Communications, Inc.                              3,700     118,067
  Viad Corp.                                                 6,100     116,998
  Wallace Computer Services, Inc.                            2,800      44,520
* Wisconsin Central
     Transportation Corporation                              3,100      52,948
  York International Corporation                             2,600      74,464
------------------------------------------------------------------------------
  TOTAL                                                              6,301,361
------------------------------------------------------------------------------

INDEX 400 STOCK FUND

                         M A S O N   S T R E E T   F U N D S

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  INFORMATION TECHNOLOGY (15.0%)
* 3Com Corporation                                          23,300    $ 87,375
* Acxiom Corporation                                         6,200      58,280
* ADTRAN, Inc.                                               2,700      51,570
  Advanced Fibre Communications, Inc.                        5,600      81,816
* Advent Software, Inc.                                      2,300      86,595
* Affiliated Computer Services, Inc. -
      Class A                                                3,500     284,935
* Arris Group, Inc.                                          2,600       9,308
* Arrow Electronics, Inc.                                    6,800     141,848
* Ascential Software Corporation                            19,900      65,670
* Atmel Corporation                                         32,000     213,760
  Avnet, Inc.                                                8,100     147,339
* Avocent Corporation                                        3,000      44,640
* Cabot Microelectronics Corporation                         1,685      81,402
* Cadence Design Systems, Inc.                              17,100     284,715
* Cirrus Logic, Inc.                                         5,100      37,842
* CommScope, Inc.                                            3,500      62,545
* Credence Systems Corporation                               4,100      49,405
* Cypress Semiconductor Corporation                          8,800     130,768
  Diebold Incorporated                                       4,900     186,690
* DSP Group, Inc.                                            1,800      35,910
* DST Systems, Inc.                                          8,500     367,625
* Electronic Arts, Inc.                                      9,200     420,164
* Enterasys Networks, Inc.                                  13,000      83,850
* FEI Company                                                2,200      47,850
* Gartner Group, Inc. - Class B                              5,900      51,330
  Harris Corporation                                         4,500     143,190
* Imation Corp.                                              2,400      50,160
* InFocus Corporation                                        2,700      35,235
* Integrated Device Technology, Inc.                         7,400     148,888
* International Rectifier Corporation                        4,300     117,089
* Investment Technology Group, Inc.                          2,200     122,078
  Jack Henry & Associates, Inc.                              6,100     138,409
* Keane, Inc.                                                4,600      62,790
* KEMET Corporation                                          6,000      98,760
* Lam Research Corporation                                   8,500     144,075
* Lattice Semiconductor Corporation                          7,500     117,750
* Legato Systems, Inc.                                       6,000      32,880
* LTX Corporation                                            3,300      44,913
* Macromedia, Inc.                                           4,000      48,440
* Mentor Graphics Corporation                                4,400      60,632
* Micrel Incorporated                                        6,300     125,622
* Microchip Technology Incorporated                          9,000     241,200
* MIPS Technologies, Inc. - Class B                          2,600      15,600
  National Instruments Corporation                           3,500      91,595
* Network Associates, Inc.                                   9,400     121,166
  Newport Corporation                                        2,500      35,250
* NVIDIA Corporation                                         9,600     263,712

                                                       Shares/Par  Market Value
-------------------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONTINUED)
* Plantronics, Inc.                                          3,300    $ 56,265
* Plexus Corp.                                               2,900      68,382
* Polycom, Inc.                                              5,700     138,909
* Powerwave Technologies, Inc.                               4,400      52,448
* Quantum Corporation - DLT &
     Storage Systems                                        10,400      84,864
* Rational Software Corporation                             14,000     121,240
* Retek, Inc.                                                3,300      40,161
  The Reynolds and Reynolds Company -
     Class A                                                 5,100     118,830
* RF Micro Devices, Inc.                                    11,200     186,144
* RSA Security, Inc.                                         3,900      52,494
* SanDisk Corporation                                        4,700      46,342
* SCI Systems, Inc.                                         10,100     181,800
* Semtech Corporation                                        4,800     136,224
* Sensormatic Electronics Corporation                        5,500     129,690
* Storage Technology Corporation                             7,200      90,360
* SunGard Data Systems, Inc.                                18,500     432,345
* Sybase, Inc.                                               7,000      65,100
* Sykes Enterprises Incorporated                             2,700      15,066
* Symantec Corporation                                       5,200     180,284
* Synopsys, Inc.                                             4,200     168,462
* Tech Data Corporation                                      3,700     140,230
* The Titan Corporation                                      4,200      82,320
* Transaction Systems Architects, Inc. -
     Class A                                                 2,500      15,700
* TranSwitch Corporation                                     5,800      17,748
* TriQuint Semiconductor, Inc.                               8,937     142,903
* Vishay Intertechnology, Inc.                               9,500     174,800
* Waters Corporation                                         9,000     321,930
* Wind River Systems, Inc.                                   5,400      56,700
------------------------------------------------------------------------------
  TOTAL                                                              8,690,407
------------------------------------------------------------------------------


  MATERIALS (4.1%)
  A. Schulman, Inc.                                          2,000      20,500
* Airgas, Inc.                                               4,600      61,042
  AK Steel Holding Corporation                               7,400      62,530
  Albemarle Corporation                                      3,200      60,480
  Arch Coal, Inc.                                            3,600      56,160
  Bowater Incorporated                                       3,500     154,070
  Cabot Corporation                                          4,500     179,550
  Carpenter Technology Corporation                           1,500      33,375
  Crompton Corporation                                       7,678      53,209
* Cytec Industries, Inc.                                     2,800      64,820
  Ferro Corporation                                          2,400      55,632
  Georgia-Pacific Corporation
     (Timber Group)                                          5,600     202,832
  H.B. Fuller Company                                        1,000      45,800

                                                           INDEX 400 STOCK FUND

                                                             SEPTEMBER 30, 2001

                                                        Shares/Par Market Value
 ------------------------------------------------------------------------------
  MATERIALS (CONTINUED)
  IMC Global, Inc.                                           7,900   $  71,100
  Longview Fibre Company                                     3,500      35,350
  The Lubrizol Corporation                                   3,500     110,600
  Lyondell Chemical Company                                  8,100      92,745
  Martin Marietta Materials, Inc.                            3,300     129,063
  Minerals Technologies, Inc.                                1,300      49,062
  Olin Corporation                                           3,000      44,100
  P.H. Glatfelter Company                                    2,900      44,399
* Packaging Corporation of America                           7,300     112,785
  Potlatch Corporation                                       2,000      53,980
  Rayonier, Inc.                                             1,900      76,893
  RPM, Inc.                                                  7,000      66,150
  Solutia, Inc.                                              7,100      88,040
  Sonoco Products Company                                    6,600     155,100
* UCAR International, Inc.                                   3,700      32,930
  The Valspar Corporation                                    3,400     113,696
  Wausau-Mosinee Paper Corporation                           3,500      40,950
------------------------------------------------------------------------------
 TOTAL                                                               2,366,943
------------------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (1.2%)
* Broadwing, Inc.                                           15,000     241,200
* Price Communications Corporation                           3,800      64,410
  Telephone and Data Systems, Inc.                           4,000     377,200
------------------------------------------------------------------------------
 TOTAL                                                                 682,810
------------------------------------------------------------------------------


  UTILITIES (7.2%)
  AGL Resources, Inc.                                        3,700      73,889
  ALLETE, Inc.                                               5,700     146,148
  Alliant Energy Corporation                                 5,400     169,020
  American Water Works Company, Inc.                         6,800     268,600
  Black Hills Corporation                                    1,800      54,936
  Cleco Corporation                                          3,100      63,891
  Conectiv, Inc.                                             6,000     141,000
* Covanta Energy Corporation                                 3,400      39,712
  DPL, Inc.                                                  8,700     211,584
  DQE, Inc.                                                  3,800      73,112
  Energy East Corporation                                    8,000     160,880
  Hawaiian Electric Industries, Inc.                         2,200      85,800
  IDACORP, Inc.                                              2,600      92,976
  Kansas City Power & Light Company                          4,300     112,187
  MDU Resources Group, Inc.                                  4,700     109,839
  The Montana Power Company                                  7,000      36,750
  National Fuel Gas Company                                  5,500     126,665
  Northeast Utilities                                        9,900     185,427
  NSTAR                                                      3,700     155,030
  OGE Energy Corp.                                           5,400     118,098
  ONEOK, Inc.                                                4,100      67,896
  Potomac Electric Power Company                             7,400     162,504

                                                       Shares/Par  Market Value
-------------------------------------------------------------------------------
  UTILITIES (CONTINUED)
  Public Service Company of New Mexico                       2,700    $ 68,067
  Puget Energy, Inc.                                         5,900     126,791
  Questar Corporation                                        5,600     113,008
  SCANA Corporation                                          7,200     182,736
  Sierra Pacific Resources                                   6,858     103,556
  TECO Energy, Inc.                                          9,400     254,740
  UtiliCorp United, Inc.                                     7,800     218,478
  Vectren Corporation                                        4,700     105,233
  Western Resources, Inc.                                    4,800      79,440
  WGL Holdings, Inc.                                         3,200      86,048
  Wisconsin Energy Corporation                               8,100     182,250
------------------------------------------------------------------------------
  TOTAL                                                              4,176,291
------------------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $58,585,091)                                              50,263,657
------------------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (3.3%)
  FEDERAL GOVERNMENT & AGENCIES (0.9%)
+ Federal Home Loan Discount Note,
     2.35%, 12/21/01                                       500,000     497,390
------------------------------------------------------------------------------
  SECURITY BROKERS & DEALERS (2.4%)
+ Morgan Stanley Dean Witter,
     3.45%, 10/18/01                                     1,400,000   1,397,719
------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $1,895,075)                                                1,895,109
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (90.2%)
    (COST $60,480,166)^                                             52,158,766
------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (9.8%)                              5,675,987
------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                        $57,834,753
------------------------------------------------------------------------------


 *Non-Income Producing

 +All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                           Unrealized
                                 Number of   Expiration   Appreciation
  Issuer                         Contracts      Date     (Depreciation)
------------------------------------------------------------------------
  S&P MidCap 400 Index
     (Total notional value at
        9/30/01, $7,312,350)         34        12/01          $56,300

^ At September 30, 2001, the aggregate cost of securities for federal tax purposes was $60,480,166 and the net unrealized depreciation of investments based on that cost was $8,321,400 which is comprised of $3,668,129 aggregate gross unrealized appreciation and $11,989,529 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

GROWTH STOCK FUND

                         M A S O N   S T R E E T   F U N D S
   -----------------
   GROWTH STOCK FUND
   -----------------------------------------------------------------------------
   OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

   PORTFOLIO: A diversified mix of high-quality growth stocks in medium and large companies.

   STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high-quality stocks from industries with the best earnings potential.

   NET ASSETS:  $57.7 million
   -----------------------------------------------------------------------------

The Growth Stock Fund is invested in high-quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first, industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. The Fund remains close to fully invested, with S&P futures used at times to maintain the desired degree of market exposure.

The Growth Stock Fund had negative total return over the last 12 months, as the equity market struggled through mounting signs of economic weakness, followed by cataclysmic events in September. The Fund has been defensively positioned this year, and performance has been helped by an overweighted position in consumer staples relative to the S&P 500(R) Index and an underweighting in the generally dismal technology sector. Fortunately a few larger technology stocks have performed well, including the Fund's three largest holdings within this volatile sector, Microsoft, Electronic Data Systems and Fiserv. All of these stocks have outperformed the Index in 2001. The Fund's largest position, General Electric, has performed in line with the general market despite its exposure to businesses hurt by the the weak economy, as it has been buffered by its strong services and medical products businesses. Among other large holdings, PepsiCo, Wal-Mart and Pfizer, have performed relatively well, largely because of their defensive nature. Financial services giant Citigroup and retailers including Walgreen and Kohl's have performed essentially in line with the market averages.

The major theme guiding the investment strategy at this difficult time continues to be a defensive posture with a focus on quality. Balance sheets are being analyzed carefully for financial stability; companies with less financial leverage continue to be emphasized. Actions have been taken to reduce stock-specific risk, and the portfolio is well positioned for the possibility of an extended period of economic uncertainty. However, opportunities are being sought to buy high-quality companies at reasonable valuations during this market downturn.

ASSET ALLOCATION
9/30/01

Consumer Discretionary                            15%
Financials                                        12%
S&P(R)Index Futures                               12%
Healthcare                                        11%
Information Technology                            10%
Industrials                                       10%
Consumer Staples                                  10%
Cash and Other Assets                              7%
Energy                                             6%
Utilities                                          3%
Telecommunication Services                         2%
Materials                                          2%


Asset Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS
9/30/01

Company                                  % Net Assets
-----------------------------------------------------
General Electric Company                         3.0%
PepsiCo, Inc.                                    2.5%
Fiserv, Inc.                                     2.3%
Walgreen Co.                                     2.1%
Pfizer, Inc.                                     2.0%
Microsoft Corporation                            2.0%
Exxon Mobil Corporation                          1.9%
Kohl's Corporation                               1.9%
Electronic Data Systems Corporation              1.8%
Citigroup, Inc.                                  1.8%

Asset Allocation and Top 10 Equity Holdings are subject to change.

                                                               GROWTH STOCK FUND

                                                          SEPTEMBER 30, 2001

PERFORMANCE RELATIVE TO S&P 500(R) INDEX

                                                    GROWTH
                      GROWTH         GROWTH       STOCK FUND        S&P
                    STOCK FUND     STOCK FUND      CLASS B         500/R
                     CLASS A        CLASS B    REDEMPTION VALUE    INDEX
-------------------------------------------------------------------------------
3/31/97               9,524          10,000                        10,000
9/30/97              11,829          12,380                        12,618
3/31/98              13,817          14,412                        14,787
9/30/98              12,779          13,293                        13,747
3/31/99              16,355          16,958                        17,503
9/30/99              16,623          17,173                        17,564
3/31/00              20,899          21,539                        20,650
9/30/00              21,031          21,596                        19,916
3/31/01              16,706          17,099                        16,186
9/30/01              14,758          15,069         14,869         14,618


TOTAL RETURN                                                  Average
                                                              Annual
                                                 One           Since
For the periods ended September 30, 2001        Year        Inception*
------------------------------------------------------------------------
Growth Stock Fund
(Class A - without initial sales charge)       -29.82%         10.22%
------------------------------------------------------------------------
S&P 500(R)Index                                -26.62%          8.79%
------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.



  SCHEDULE OF INVESTMENTS 9/30/01
                                                        Shares/Par  Market Value
--------------------------------------------------------------------------------
  COMMON STOCK (81.1%)
  CONSUMER DISCRETIONARY (15.1%)
* AOL Time Warner, Inc.                                     25,350  $  839,085
  Fortune Brands, Inc.                                      11,100     371,850
  Harley-Davidson, Inc.                                     23,800     963,900
* Kohl's Corporation                                        22,500   1,080,000
  Marriott International, Inc. - Class A                     5,000     167,000
  McDonald's Corporation                                    12,600     341,964
  The McGraw-Hill Companies, Inc.                           14,100     820,620
  The New York Times Company -
     Class A                                                19,400     757,182
  Newell Rubbermaid, Inc.                                   23,600     535,956
  Omnicom Group, Inc.                                        3,400     220,660
  Target Corporation                                        18,300     581,025
  Tiffany & Co.                                              5,500     119,075
  Tribune Company                                           18,800     590,320
* Viacom, Inc. - Class B                                     8,900     307,050
  Wal-Mart Stores, Inc.                                     20,100     994,950
------------------------------------------------------------------------------
  TOTAL                                                              8,690,637
------------------------------------------------------------------------------


  CONSUMER STAPLES (9.8%)
  Anheuser-Busch Companies, Inc.                            16,200     678,456
  The Estee Lauder Companies, Inc. -
     Class A                                                18,600     616,590
  General Mills, Inc.                                       14,500     659,750
  Kimberly-Clark Corporation                                12,300     762,600
  Kraft Foods, Inc.                                          8,500     292,145
  PepsiCo, Inc.                                             30,180   1,463,730
  Walgreen Co.                                              34,600   1,191,278
------------------------------------------------------------------------------
 TOTAL                                                               5,664,549
------------------------------------------------------------------------------


  ENERGY (6.4%)
  Chevron Corporation                                        7,400     627,150
  Conoco, Inc. - Class B                                    25,400     643,636
  Diamond Offshore Drilling, Inc.                           10,000     252,200
  EOG Resources, Inc.                                       13,600     393,448
  Exxon Mobil Corporation                                   27,584   1,086,810
  Santa Fe International Corporation                        14,400     306,000
  Schlumberger Limited                                       8,000     365,600
------------------------------------------------------------------------------
TOTAL                                                                3,674,844
------------------------------------------------------------------------------


  FINANCIALS (12.4%)
  American International Group, Inc.                        11,800     920,400
  The Bank of New York Company, Inc.                        15,700     549,500
  Citigroup, Inc.                                           25,366   1,027,323
  Fifth Third Bancorp                                       16,150     992,902
  Freddie Mac                                                8,100     526,500
  Household International, Inc.                             15,100     851,338
  Lehman Brothers Holdings, Inc.                            11,100     631,035

GROWTH STOCK FUND

                         M A S O N   S T R E E T   F U N D S

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  FINANCIALS (CONTINUED)
  Morgan Stanley Dean Witter & Co.                          6,700   $  310,545
  Northern Trust Corporation                               12,600      661,248
  The PNC Financial Services Group, Inc.                   12,100      692,725
------------------------------------------------------------------------------
  TOTAL                                                              7,163,516
------------------------------------------------------------------------------


  HEALTHCARE (10.8%)
* Amgen, Inc.                                              10,500      616,980
  Bristol-Myers Squibb Company                              8,800      488,928
  CIGNA Corporation                                         8,400      696,780
  Eli Lilly and Company                                     7,000      564,900
  Johnson & Johnson                                        13,400      742,360
  Medtronic, Inc.                                          17,900      778,650
  Merck & Co., Inc.                                        11,600      772,560
  Pfizer, Inc.                                             28,700    1,150,870
  Schering-Plough Corporation                              11,200      415,520
------------------------------------------------------------------------------
  TOTAL                                                              6,227,548
------------------------------------------------------------------------------


  INDUSTRIALS (9.5%)
  Avery Dennison Corporation                               12,800      605,568
  Emerson Electric Co.                                      3,600      169,416
* FedEx Corporation                                        10,100      371,175
* Fiserv, Inc.                                             39,337    1,345,325
  General Electric Company                                 46,200    1,718,640
  Honeywell International, Inc.                             3,600       95,040
  The ServiceMaster Company                                20,600      228,454
  Southwest Airlines Co.                                   18,800      278,992
  Tyco International, Ltd.                                 15,000      682,500
------------------------------------------------------------------------------
  TOTAL                                                              5,495,110
------------------------------------------------------------------------------


  INFORMATION TECHNOLOGY (9.9%)
* Amdocs Limited                                           14,500      386,425
* Atmel Corporation                                        34,800      232,464
* Cisco Systems, Inc.                                      26,000      316,680
* Electronic Arts, Inc.                                     2,200      100,474
  Electronic Data Systems Corporation                      18,400    1,059,472
  Intel Corporation                                        29,600      603,544
  International Business
     Machines Corporation                                   8,100      747,630
* Microsoft Corporation                                    22,200    1,135,974
* NASDAQ-100 Trust, Series 1                               13,000      376,740
  Nokia Corp., ADR                                         13,600      212,840
  Semiconductor Holders Trust                               6,000      177,360
  Texas Instruments Incorporated                           13,200      329,736
------------------------------------------------------------------------------
 TOTAL                                                               5,679,339
------------------------------------------------------------------------------

                                                        Shares/Par  Market Value
--------------------------------------------------------------------------------
  MATERIALS (2.2%)
  Air Products and Chemicals, Inc.                           9,100   $ 351,078
  Ecolab, Inc.                                              16,100     584,913
  PPG Industries, Inc.                                       7,000     320,250
------------------------------------------------------------------------------
  TOTAL                                                              1,256,241
------------------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (2.4%)
  AT&T Corp.                                                18,928     365,310
* AT&T Wireless Services, Inc.                              10,091     150,760
* Nextel Communications, Inc. - Class A                     12,800     110,848
  SBC Communications, Inc.                                   6,890     324,657
  Verizon Communications, Inc.                               7,930     429,092
------------------------------------------------------------------------------
  TOTAL                                                              1,380,667
------------------------------------------------------------------------------


  UTILITIES (2.6%)
* Calpine Corporation                                        8,600     196,166
  El Paso Corporation                                        9,800     407,190
  Enron Corp.                                               16,000     435,680
* Mirant Corporation                                        20,100     440,190
------------------------------------------------------------------------------
  TOTAL                                                              1,479,226
------------------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $43,674,837)                                              46,711,677
------------------------------------------------------------------------------
  MONEY MARKET INVESTMENTS (11.2%)
  ELECTRICAL EQUIPMENT & SUPPLIES (1.7%)
+ General Electric Capital Corp.,
     3.40%, 10/1/01                                      1,000,000   1,000,000
------------------------------------------------------------------------------
  FEDERAL GOVERNMENT & AGENCIES (1.2%)
+ Federal Home Loan Discount Note,
     2.35%, 12/21/01                                       700,000     696,346
------------------------------------------------------------------------------
  SECURITY BROKERS & DEALERS (8.3%)
+The Goldman Sachs Group,
     2.40%, 11/30/01                                     2,300,000   2,290,800
+ Morgan Stanley Dean Witter,
     3.45%, 10/18/01                                     2,500,000   2,495,927
------------------------------------------------------------------------------
  TOTAL                                                              4,786,727
------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $6,483,026)                                                6,483,073
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (92.3%)
    (COST $50,157,863)^                                             53,194,750
------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (7.7%)                              4,455,436
------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                        $57,650,186
------------------------------------------------------------------------------

                                                               GROWTH STOCK FUND

                                                              SEPTEMBER 30, 2001
* Non-Income Producing

  ADR - American Depositary Receipt

 +All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                Unrealized
                                Number of    Expiration        Appreciation
  Issuer                        Contracts       Date          (Depreciation)
----------------------------------------------------------------------------
  S&P 500(R)Index
     (Total notional value at
        9/30/01, $6,948,769)       25          12/01           $(425,644)

^ At September 30, 2001, the aggregate cost of securities for federal tax purposes was $50,157,863 and the net unrealized appreciation of investments based on that cost was $3,036,887 which is comprised of $8,945,471 aggregate gross unrealized appreciation and $5,908,584 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

GROWTH AND INCOME STOCK FUND

                         M A S O N   S T R E E T   F U N D S

   ----------------------------
   GROWTH AND INCOME STOCK FUND
   -----------------------------------------------------------------------------
   OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

   PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

   STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index").

   NET ASSETS:  $56.7 million
   -----------------------------------------------------------------------------

The Growth and Income Stock Fund invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500(R) Index is normally maintained, with the emphasis on undervalued stocks within each sector; a valuation discipline mandates the sale of stocks regarded as overvalued.

For the 12 months ended September 2001, total return from the Growth and Income Stock Fund was negative, but more than two percentage points better than the benchmark S&P 500(R) Index. The market has been quite volatile in the first three quarters of 2001, down sharply in the first quarter, rallying in the second quarter, then generally down in the late summer before falling off sharply when markets reopened after September 11. The Growth and Income Stock Fund performed better than the Index in the first and second quarters, then underperformed in the third.

The recent market downturn has especially affected companies perceived by investors as having higher risk; the better-performing stocks have been those with highly visible prospects for near-term growth. This situation has created opportunities to invest in companies with solid prospects for long-term growth at prices that represent excellent value. Accordingly, the Fund's managers have initiated or added to holdings in high-quality stocks that represent unusual value in several industries, such as General Electric, Tyco, AOL Time Warner, Eli Lilly, Costco, Liberty Media, Capital One Financial and El Paso Natural Gas. These purchases have been funded through reductions of some holdings that have performed well, such as Philip Morris and Ambac Financial Group. The Fund seems well structured for the current uncertain market, with an emphasis on high-quality companies that are undervalued relative to their long-term growth prospects.

The Growth and Income Stock Fund is managed for Northwestern Mutual by J. P. Morgan Investment Management, Inc.


SECTOR ALLOCATION
9/30/01

Financials                                        16%
Healthcare                                        15%
Consumer Discretionary                            13%
Information Technology                            13%
Industrials                                       11%
Energy                                             8%
Consumer Staples                                   7%
Telecommunication Services                         7%
Utilities                                          4%
Materials                                          3%
Short-term Investments                             3%

Sector Allocation is based on invested assets.

TOP 10 EQUITY HOLDINGS
9/30/01

Company                                  % Net Assets
------------------------------------------------------
General Electric Company                         4.1%
Tyco International, Ltd.                         3.4%
Exxon Mobil Corporation                          2.8%
Citigroup, Inc.                                  2.8%
Microsoft Corporation                            2.6%
Philip Morris Companies, Inc.                    2.5%
Pfizer, Inc.                                     2.4%
AOL Time Warner, Inc.                            2.2%
Chevron Corporation                              2.1%
Ambac Financial Group, Inc.                      1.9%

Sector Allocation and Top 10 Equity Holdings are subject to change.

                                                   GROWTH AND INCOME STOCK FUND

                                                          SEPTEMBER 30, 2001

PERFORMANCE RELATIVE TO S&P 500(R) INDEX

                                                 GROWTH AND
                    GROWTH AND     GROWTH AND    INCOME STOCK
                   INCOME STOCK   INCOME STOCK   FUND CLASS B       S&P
                       FUND           FUND        REDEMPTION       500/R
                     CLASS A        CLASS B         VALUE          INDEX
-------------------------------------------------------------------------------
3/31/97                9,524         10,000                        10,000
9/30/97               12,152         12,720                        12,618
3/31/98               13,514         14,096                        14,787
9/30/98               12,167         12,649                        13,747
3/31/99               15,013         15,563                        17,503
9/30/99               14,210         14,683                        17,564
3/31/00               16,506         17,007                        20,650
9/30/00               15,645         16,063                        19,916
3/31/01               13,145         13,454                        16,186
9/30/01               11,906         12,137          11,965        14,618


TOTAL RETURN                                                   Average
                                                                Annual
                                               One              Since
For the periods ended September 30, 2001       Year          Inception*
------------------------------------------------------------------------
Growth and Income Stock Fund
(Class A - without initial sales charge)       -23.89%        5.09%
------------------------------------------------------------------------
S&P 500(R)Index                                -26.62%        8.79%
------------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.



  Schedule of Investments 9/30/01
                                                        Shares/Par  Market Value
--------------------------------------------------------------------------------
  COMMON STOCK (85.9%)
  CONSUMER DISCRETIONARY (11.6%)
* Abercrombie & Fitch Co. - Class A                         9,700   $  170,623
* Adelphia Communications
     Corporation - Class A                                  8,500      188,700
* AOL Time Warner, Inc.                                    37,250    1,232,975
* Comcast Corporation - Class A                             8,400      301,308
* Costco Wholesale Corporation                              8,500      302,260
  Gannett Co., Inc.                                         4,500      270,495
* Gemstar-TV Guide International, Inc.                      9,900      195,129
  The Home Depot, Inc.                                     15,200      583,224
* Lear Corporation                                          9,300      251,286
* Liberty Media Corporation - Class A                      61,000      774,700
  Mattel, Inc.                                             10,700      167,562
  Target Corporation                                       17,200      546,100
  The TJX Companies, Inc.                                  18,000      592,200
  Wal-Mart Stores, Inc.                                    20,100      994,950
--------------------------------------------------------------------------------
 TOTAL                                                               6,571,512
--------------------------------------------------------------------------------

  CONSUMER STAPLES (6.2%)
  The Coca-Cola Company                                     9,200      431,020
  The Gillette Company                                     27,700      825,460
  Kraft Foods, Inc.                                         8,400      288,708
  Philip Morris Companies, Inc.                            29,600    1,429,384
  The Procter & Gamble Company                              7,500      545,925
--------------------------------------------------------------------------------
  TOTAL                                                              3,520,497
--------------------------------------------------------------------------------

  ENERGY (6.6%)
  Baker Hughes Incorporated                                10,700      309,765
  Chevron Corporation                                      14,000    1,186,500
  Conoco, Inc. - Class B                                   13,200      334,488
  Exxon Mobil Corporation                                  40,876    1,610,514
* Global Marine, Inc.                                      21,600      302,400
--------------------------------------------------------------------------------
 TOTAL                                                               3,743,667
--------------------------------------------------------------------------------

  FINANCIALS (14.1%)
  Ambac Financial Group, Inc.                              19,657    1,075,435
  Bank One Corporation                                     17,300      544,431
  Capital One Financial Corporation                        13,800      635,214
  The Charles Schwab Corporation                           15,200      174,800
  Citigroup, Inc.                                          38,626    1,564,354
  Countrywide Credit Industries, Inc.                       9,700      426,121
* E*TRADE Group, Inc.                                       8,200       49,610
  Fannie Mae                                               11,900      952,714
  The Goldman Sachs Group, Inc.                             7,400      527,990
  U.S. Bancorp                                             42,207      936,151
  Wachovia Corporation                                     10,800      334,800
  Washington Mutual, Inc.                                   8,200      315,536
  XL Capital, Ltd. - Class A                                5,800      458,200
--------------------------------------------------------------------------------
  Total                                                              7,995,356
--------------------------------------------------------------------------------

GROWTH AND INCOME STOCK FUND

                         M A S O N   S T R E E T   F U N D S

                                                        Shares/Par Market Value
--------------------------------------------------------------------------------
  HEALTHCARE (13.5%)
  American Home Products Corporation                        12,900  $ 751,425
* Amgen, Inc.                                                8,200    481,832
  Applera Corporation - Applied
     Biosystems Group                                        9,900    241,560
  CIGNA Corporation                                         10,600    879,270
  Eli Lilly and Company                                      5,600    451,920
* Human Genome Sciences, Inc.                                3,441    106,017
  Johnson & Johnson                                         14,468    801,527
  Merck & Co., Inc.                                         12,400    825,840
  Pfizer, Inc.                                              33,775  1,354,378
  Pharmacia Corporation                                     13,471    546,384
  Schering-Plough Corporation                               21,700    805,070
* Tenet Healthcare Corporation                               6,400    381,760
--------------------------------------------------------------------------------
  TOTAL                                                             7,626,983
--------------------------------------------------------------------------------


  INDUSTRIALS (9.9%)
* Cendant Corporation                                       26,659    341,235
  Cooper Industries, Inc.                                    6,500    269,555
  General Electric Company                                  62,300  2,317,559
  Goodrich Corporation                                       8,300    161,684
  Tyco International, Ltd.                                  42,053  1,913,412
  Waste Management, Inc.                                    22,905    612,480
--------------------------------------------------------------------------------
  TOTAL                                                             5,615,925
--------------------------------------------------------------------------------


  INFORMATION TECHNOLOGY (11.8%)
* Altera Corporation                                         9,300    153,357
* Applied Materials, Inc.                                    7,600    216,144
* BEA Systems, Inc.                                          4,000     38,360
* CIENA Corporation                                          7,700     79,233
* Cisco Systems, Inc.                                       50,800    618,744
* Citrix Systems, Inc.                                       5,700    112,860
  Compaq Computer Corporation                               27,100    225,201
* Dell Computer Corporation                                 12,100    224,213
* EMC Corporation                                            6,500     76,375
  Intel Corporation                                         38,400    782,976
  International Business
     Machines Corporation                                   10,100    932,230
* Microsoft Corporation                                     28,800  1,473,696
  Motorola, Inc.                                            23,000    358,800
* NCR Corporation                                           13,400    397,310
* Oracle Corporation                                        18,100    227,698
* Siebel Systems, Inc.                                       4,400     57,244
* Sun Microsystems, Inc.                                    33,300    275,391
  Texas Instruments Incorporated                             9,000    224,820
* TyCom, Ltd.                                               24,100    189,185
* VERITAS Software Corporation                               2,802     51,669
-----------------------------------------------------------------------------
  TOTAL                                                             6,715,506
 ----------------------------------------------------------------------------


                                                       Shares/Par  Market Value
-------------------------------------------------------------------------------
  MATERIALS (2.8%)
  Alcoa, Inc.                                               14,040  $  435,380
  Allegheny Technologies Incorporated                       17,250     229,943
  Potash Corporation of
     Saskatchewan, Inc.                                      2,000     111,380
  Rohm and Haas Company                                     11,200     366,912
* Smurfit-Stone Container Corporation                       20,902     276,533
  Temple-Inland, Inc.                                        3,700     175,713
------------------------------------------------------------------------------
  TOTAL                                                              1,595,861
------------------------------------------------------------------------------


  TELECOMMUNICATION SERVICES (6.1%)
* Level 3 Communications, Inc.                              11,000      41,580
* Nextel Communications, Inc. - Class A                     15,000     129,900
* Qwest Communications
     International, Inc.                                    13,200     220,440
  SBC Communications, Inc.                                  18,791     885,432
* Sprint Corporation (PCS Group)                            29,300     770,297
  Verizon Communications, Inc.                              13,984     756,674
  WorldCom, Inc. - MCI Group                                18,200     277,186
* WorldCom, Inc. - WorldCom Group                           24,705     371,563
------------------------------------------------------------------------------
  TOTAL                                                              3,453,072
 -----------------------------------------------------------------------------


  UTILITIES (3.3%)
  DTE Energy Company                                        11,400     490,770
  Dynegy, Inc. - Class A                                     5,100     176,715
  Edison International                                       3,886      51,140
  El Paso Corporation                                        6,200     257,610
  Entergy Corporation                                        7,500     266,700
* PG&E Corporation                                          16,067     244,218
  Pinnacle West Capital Corporation                          9,300     369,210
--------------------------------------------------------------------------------
  TOTAL                                                              1,856,363
--------------------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $58,300,896)                                              48,694,742
--------------------------------------------------------------------------------

                                                    GROWTH AND INCOME STOCK FUND

                                                              SEPTEMBER 30, 2001

                                                       Shares/Par   Market Value
--------------------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (2.5%)
  ELECTRICAL EQUIPMENT & SUPPLIES (2.1%)
  General Electric Capital Corp.,
     3.40%, 10/1/01                                     1,200,000    1,200,000
------------------------------------------------------------------------------

  FEDERAL GOVERNMENT & AGENCIES (0.4%)
  Federal Home Loan Discount Note,
     2.35%, 12/21/01                                       200,000     198,956
------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $1,398,943)                                                1,398,956
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (88.4%)
    (COST $59,699,839)^                                             50,093,698
 -----------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (11.6%)                             6,599,307
------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                        $56,693,005
------------------------------------------------------------------------------


 *Non-Income Producing

^ At September 30, 2001, the aggregate cost of securities for federal tax purposes was $59,699,839 and the net unrealized depreciation of investments based on that cost was $9,606,141 which is comprised of $2,289,524 aggregate gross unrealized appreciation and $11,895,665 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

                                                            INDEX 500 STOCK FUND

                         M A S O N   S T R E E T   F U N D S

   ---------------------
   INDEX 500 STOCK FUND
   -----------------------------------------------------------------------------
   OBJECTIVE: To seek investment results that approximate the performance of the S&P 500(R) Index, by investing in stocks included in the S&P 500(R) Index. Because the S&P 500(R) Index is an unmanaged index, its return does not reflect the deduction of expenses that would exist with a mutual fund.

   PORTFOLIO: The S&P 500(R) Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly-traded common stocks in the United States.

   STRATEGY: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

   NET ASSETS:  $78.1 million
   -----------------------------------------------------------------------------

The Index 500 Stock Fund is designed to achieve results that approximate the performance of the S&P 500(R) Index. This composite of 500 stocks of large companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market. The Fund therefore enables investors to participate in overall performance of the U.S. equity market. The Fund continues to achieve the objective of matching the results of the S&P 500(R) Index before expenses.

SECTOR ALLOCATION
9/30/01
Financials                                        18%
Information Technology                            17%
Healthcare                                        14%
Consumer Discretionary                            13%
Industrials                                       11%
Consumer Staples                                   8%
Energy                                             7%
Telecommunication Services                         6%
Utilities                                          4%
Materials                                          2%


Sector Allocation is based on equities.
Sector Allocation and Top 10 Equity Holdings are subject to change.

TOP 10 EQUITY HOLDINGS
9/30/01

Company                                  % Net Assets
-----------------------------------------------------
General Electric Company                         3.7%
Microsoft Corporation                            2.8%
Exxon Mobil Corporation                          2.7%
Pfizer, Inc.                                     2.5%
Wal-Mart Stores, Inc.                            2.2%
American International Group, Inc.               2.0%
Citigroup, Inc.                                  2.0%
Johnson & Johnson                                1.7%
International Business Machines Corporation      1.6%
SBC Communications, Inc.                         1.6%

Performance Relative to S&P 500(R) Index

                                                INDEX 500
                    INDEX 500    INDEX 500      STOCK FUND
                    STOCK FUND   STOCK FUND      CLASS B        S&P 500/R
                     CLASS A      CLASS B    REDEMPTION VALUE     INDEX
--------------------------------------------------------------------------
3/31/97              9,524       10,000                         10,000
9/30/97             11,952       12,510                         12,618
3/31/98             13,938       14,544                         14,787
9/30/98             12,933       13,450                         13,747
3/31/99             16,429       17,042                         17,503
9/30/99             16,429       16,981                         17,564
3/31/00             19,247       19,821                         20,650
9/30/00             18,537       19,039                         19,915
3/31/01             15,015       15,394                         16,186
9/30/01             13,506       13,798          13,598         14,618


Total Return                                              Average
                                                           Annual
                                              One           Since
For the periods ended September 30, 2001      Year       Inception*
--------------------------------------------------------------------
Index 500 Stock Fund
(Class A - without initial sales charge)      -27.14%        8.07%
--------------------------------------------------------------------
S&P 500(R)Index                               -26.62%        8.79%
--------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

                                                            INDEX 500 STOCK FUND

                                                              SEPTEMBER 30, 2001

SCHEDULE OF INVESTMENTS 9/30/01

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  COMMON STOCK (93.9%)
  CONSUMER DISCRETIONARY (11.5%)
  American Greetings Corporation -
     Class A                                                   500     $ 6,620
* AOL Time Warner, Inc.                                     34,400   1,138,639
* AutoZone, Inc.                                               900      46,674
* Bed Bath & Beyond, Inc.                                    2,200      56,012
* Best Buy Co., Inc.                                         1,600      72,720
* Big Lots, Inc.                                               900       7,461
  The Black & Decker Corporation                               600      18,720
  Brunswick Corporation                                        700      11,529
  Carnival Corporation                                       4,518      99,486
  Centex Corporation                                           500      16,865
  Circuit City Stores, Inc.                                  1,600      19,200
* Clear Channel Communications, Inc.                         4,600     182,850
* Comcast Corporation - Class A                              7,300     261,851
  Cooper Tire & Rubber Company                                 500       7,120
* Costco Wholesale Corporation                               3,500     124,460
  Dana Corporation                                           1,178      18,377
  Darden Restaurants, Inc.                                     900      23,625
  Delphi Automotive Systems Corporation                      4,329      50,866
  Dillard's, Inc. - Class A                                    700       9,219
  Dollar General Corporation                                 2,590      30,303
  Dow Jones & Company, Inc.                                    700      31,801
  Eastman Kodak Company                                      2,300      74,819
  Family Dollar Stores, Inc.                                 1,300      35,776
* Federated Department Stores, Inc.                          1,537      43,343
  Ford Motor Company                                        14,244     247,133
  Fortune Brands, Inc.                                       1,200      40,200
  Gannett Co., Inc.                                          2,100     126,231
  The Gap, Inc.                                              6,662      79,611
  General Motors Corporation                                 4,304     184,642
  The Goodyear Tire & Rubber Company                         1,200      22,116
  Harley-Davidson, Inc.                                      2,325      94,163
* Harrah's Entertainment, Inc.                                 900      24,309
  Hasbro, Inc.                                               1,350      18,900
  Hilton Hotels Corporation                                  2,900      22,765
  The Home Depot, Inc.                                      18,150     696,416
* International Game Technology                                600      25,500
  The Interpublic Group of Companies, Inc.                   2,900      59,160
  J.C. Penney Company, Inc.                                  2,025      44,348
  Johnson Controls, Inc.                                       700      45,668
  KB Home                                                      300       8,523
* Kmart Corporation                                          3,800      26,562
  Knight-Ridder, Inc.                                          600      33,510
* Kohl's Corporation                                         2,600     124,800
  Leggett & Platt Incorporated                               1,500      29,250
  The Limited, Inc.                                          3,284      31,198
  Liz Claiborne, Inc.                                          400      15,080
  Lowe's Companies, Inc.                                     6,000     189,900

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  CONSUMER DISCRETIONARY (CONTINUED)
  Marriott International, Inc. - Class A                     1,900  $   63,460
  Mattel, Inc.                                               3,300      51,678
  The May Department Stores Company                          2,350      68,197
  Maytag Corporation                                           600      14,784
  McDonald's Corporation                                    10,051     272,784
  The McGraw-Hill Companies, Inc.                            1,500      87,300
  Meredith Corporation                                         400      12,852
  The New York Times Company -
     Class A                                                 1,238      48,319
  Newell Rubbermaid, Inc.                                    2,045      46,442
  NIKE, Inc. - Class B                                       2,100      98,301
  Nordstrom, Inc.                                            1,000      14,450
* Office Depot, Inc.                                         2,300      31,280
  Omnicom Group, Inc.                                        1,400      90,860
  Pulte Corporation                                            500      15,325
  RadioShack Corporation                                     1,433      34,750
* Reebok International, Ltd.                                   400       8,280
  Sears, Roebuck & Co.                                       2,600      90,064
  The Sherwin-Williams Company                               1,227      27,264
  Snap-On Incorporated                                         466      10,406
  The Stanley Works                                            700      25,585
* Staples, Inc.                                              3,500      46,620
* Starbucks Corporation                                      3,000      44,520
  Starwood Hotels & Resorts
     Worldwide, Inc.                                         1,500      33,000
  Target Corporation                                         7,000     222,250
  Tiffany & Co.                                              1,100      23,815
  The TJX Companies, Inc.                                    2,200      72,380
* TMP Worldwide, Inc.                                          800      22,712
* Toys "R" Us, Inc.                                          1,500      25,845
  Tribune Company                                            2,360      74,104
* Tricon Global Restaurants, Inc.                            1,130      44,319
  TRW, Inc.                                                  1,000      29,820
  Tupperware Corporation                                       400       7,976
* Univision Communications, Inc. -
     Class A                                                 1,600      36,720
  VF Corporation                                               900      26,343
* Viacom, Inc. - Class B                                    13,831     477,170
  Visteon Corporation                                        1,052      13,413
  Wal-Mart Stores, Inc.                                     34,767   1,720,966
  The Walt Disney Company                                   16,225     302,110
  Wendy's International, Inc.                                  900      23,985
  Whirlpool Corporation                                        500      27,675
------------------------------------------------------------------------------
  TOTAL                                                              8,966,445
------------------------------------------------------------------------------

  CONSUMER STAPLES (8.5%)
  Adolph Coors Company - Class B                               300      13,500
  Alberto-Culver Company - Class B                             400      15,556
  Albertson's, Inc.                                          3,139     100,071

INDEX 500 STOCK FUND

                         M A S O N   S T R E E T   F U N D S

                                                        Shares/Par  Market Value
--------------------------------------------------------------------------------
  CONSUMER STAPLES (CONTINUED)
  Anheuser-Busch Companies, Inc.                             7,032    $294,500
  Archer-Daniels-Midland Company                             5,137      64,675
  Avon Products, Inc.                                        1,825      84,406
  Brown-Forman Corporation - Class B                           500      31,590
  Campbell Soup Company                                      3,224      90,272
  The Clorox Company                                         1,800      66,600
  The Coca-Cola Company                                     19,325     905,375
  Coca-Cola Enterprises, Inc.                                3,500      53,690
  Colgate-Palmolive Company                                  4,324     251,873
  ConAgra Foods, Inc.                                        4,200      94,290
  CVS Corporation                                            3,100     102,920
  General Mills, Inc.                                        2,200     100,100
  The Gillette Company                                       8,200     244,360
  H.J. Heinz Company                                         2,700     113,805
  Hershey Foods Corporation                                  1,100      71,907
  Kellogg Company                                            3,200      96,000
  Kimberly-Clark Corporation                                 4,123     255,626
* The Kroger Co.                                             6,322     155,774
  The Pepsi Bottling Group, Inc.                             1,100      50,677
  PepsiCo, Inc.                                             13,800     669,300
  Philip Morris Companies, Inc.                             17,074     824,504
  The Procter & Gamble Company                              10,122     736,780
  Ralston Purina Company                                     2,400      78,720
* Safeway, Inc.                                              3,900     154,908
  Sara Lee Corporation                                       6,140     130,782
  SUPERVALU, Inc.                                            1,000      20,230
  SYSCO Corporation                                          5,225     133,447
  Unilever NV, ADR                                           4,453     240,551
  UST, Inc.                                                  1,300      43,160
  Walgreen Co.                                               7,900     271,997
  Winn-Dixie Stores, Inc.                                    1,100      12,595
  Wm. Wrigley Jr. Company                                    1,800      92,340
------------------------------------------------------------------------------
  TOTAL                                                              6,666,881
------------------------------------------------------------------------------


  ENERGY (6.4%)
  Amerada Hess Corporation                                     700      44,450
  Anadarko Petroleum Corporation                             1,919      92,266
  Apache Corporation                                         1,000      43,000
  Ashland, Inc.                                                500      19,275
  Baker Hughes Incorporated                                  2,610      75,560
  Burlington Resources, Inc.                                 1,631      55,797
  Chevron Corporation                                        5,000     423,750
  Conoco, Inc. - Class B                                     4,900     124,166
  Devon Energy Corporation                                   1,000      34,400
  EOG Resources, Inc.                                          900      26,037
  Exxon Mobil Corporation                                   53,699   2,115,740
  Halliburton Company                                        3,346      75,452
  Kerr-McGee Corporation                                       795      41,268

                                                        Shares/Par Market Value
--------------------------------------------------------------------------------
  ENERGY (CONTINUED)
* Nabors Industries, Inc.                                    1,100    $ 23,067
* Noble Drilling Corporation                                 1,000      24,000
  Occidental Petroleum Corporation                           2,900      70,586
  Phillips Petroleum Company                                 2,960     159,662
* Rowan Companies, Inc.                                        700       8,666
  Royal Dutch Petroleum Company, ADR                        16,700     839,175
  Schlumberger Limited                                       4,500     205,650
  Sunoco, Inc.                                                 700      24,920
  Texaco, Inc.                                               4,300     279,500
  Transocean Sedco Forex, Inc.                               2,487      65,657
  Unocal Corporation                                         1,900      61,750
  USX-Marathon Group                                         2,400      64,200
------------------------------------------------------------------------------
 TOTAL                                                               4,997,994
------------------------------------------------------------------------------


  FINANCIALS (17.1%)
  AFLAC Incorporated                                         4,100     110,700
  The Allstate Corporation                                   5,625     210,094
  Ambac Financial Group, Inc.                                  800      43,768
  American Express Company                                  10,325     300,045
  American International Group, Inc.                        20,419   1,592,681
  AmSouth Bancorporation                                     2,900      52,403
  Aon Corporation                                            2,025      85,050
  Bank of America Corporation                               12,429     725,853
  The Bank of New York Company, Inc.                         5,727     200,445
  Bank One Corporation                                       9,058     285,055
  BB&T Corporation                                           3,400     123,930
  The Bear Stearns Companies, Inc.                             792      39,608
  Capital One Financial Corporation                          1,600      73,648
  The Charles Schwab Corporation                            10,800     124,200
  Charter One Financial, Inc.                                1,653      46,648
  The Chubb Corporation                                      1,400      99,974
  Cincinnati Financial Corporation                           1,240      51,609
  Citigroup, Inc.                                           39,115   1,584,157
  Comerica Incorporated                                      1,350      74,790
  Conseco, Inc.                                              2,533      18,390
  Countrywide Credit Industries, Inc.                          900      39,537
  Fannie Mae                                                 7,823     626,308
  Fifth Third Bancorp                                        4,514     277,521
  FleetBoston Financial Corporation                          8,423     309,545
  Franklin Resources, Inc.                                   2,100      72,807
  Freddie Mac                                                5,400     351,000
  Golden West Financial Corporation                          1,200      69,720
  The Hartford Financial Services
     Group, Inc.                                             1,800     105,732
  Household International, Inc.                              3,647     205,618
  Huntington Bancshares Incorporated                         1,972      34,135
  J.P. Morgan Chase & Co.                                   15,390     525,569
  Jefferson-Pilot Corporation                                1,200      53,376

                                                            INDEX 500 STOCK FUND

                                                              SEPTEMBER 30, 2001

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  FINANCIALS (CONTINUED)
  John Hancock Financial Services, Inc.                      2,400    $ 95,880
  KeyCorp                                                    3,300      79,662
  Lehman Brothers Holdings, Inc.                             1,922     109,266
  Lincoln National Corporation                               1,500      69,945
  Loews Corporation                                          1,500      69,420
  Marsh & McLennan Companies, Inc.                           2,120     205,004
  MBIA, Inc.                                                 1,150      57,500
  MBNA Corporation                                           6,650     201,429
  Mellon Financial Corporation                               3,723     120,365
  Merrill Lynch & Co., Inc.                                  6,500     263,900
  MetLife, Inc.                                              5,849     173,715
  MGIC Investment Corporation                                  800      52,272
  Moody's Corporation                                        1,225      45,325
  Morgan Stanley Dean Witter & Co.                           8,636     400,279
  National City Corporation                                  4,624     138,489
  Northern Trust Corporation                                 1,700      89,216
  The PNC Financial Services Group, Inc.                     2,233     127,839
  The Progressive Corporation                                  600      80,340
  Providian Financial Corporation                            2,200      44,330
  Regions Financial Corporation                              1,724      49,755
  SAFECO Corporation                                         1,000      30,330
  SouthTrust Corporation                                     2,600      66,222
  The St. Paul Companies, Inc.                               1,682      69,332
  State Street Corporation                                   2,500     113,750
  Stilwell Financial, Inc.                                   1,700      33,150
  SunTrust Banks, Inc.                                       2,300     153,180
  Synovus Financial Corp.                                    2,250      62,100
  T. Rowe Price Group, Inc.                                  1,000      29,300
  Torchmark Corporation                                      1,000      39,000
  U.S. Bancorp                                              14,871     329,839
  Union Planters Corporation                                 1,100      47,190
  UnumProvident Corporation                                  1,876      47,369
  USA Education, Inc.                                        1,300     107,783
  Wachovia Corporation                                      10,920     338,520
  Washington Mutual, Inc.                                    6,779     260,856
  Wells Fargo & Company                                     13,325     592,295
  XL Capital, Ltd. - Class A                                 1,000      79,000
  Zions Bancorporation                                         700      37,562
------------------------------------------------------------------------------
 TOTAL                                                              13,424,625
------------------------------------------------------------------------------


  HEALTHCARE (14.6%)
  Abbott Laboratories                                       12,025     623,496
  Aetna, Inc.                                                1,100      31,779
  Allergan, Inc.                                             1,000      66,300
  American Home Products Corporation                        10,200     594,150
* AmerisourceBergen Corporation                                800      56,760
* Amgen, Inc.                                                8,100     475,956
  Applera Corporation - Applied
     Biosystems Group                                        1,600      39,040

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  HEALTHCARE (CONTINUED)
  Bausch & Lomb Incorporated                                   400    $ 11,320
  Baxter International, Inc.                                 4,600     253,230
  Becton, Dickinson and Company                              2,000      74,000
* Biogen, Inc.                                               1,200      66,696
  Biomet, Inc.                                               2,100      61,425
* Boston Scientific Corporation                              3,124      64,042
  Bristol-Myers Squibb Company                              15,148     841,623
  C.R. Bard, Inc.                                              400      20,564
  Cardinal Health, Inc.                                      3,425     253,279
* Chiron Corporation                                         1,500      66,645
  CIGNA Corporation                                          1,200      99,540
  Eli Lilly and Company                                      8,728     704,350
* Forest Laboratories, Inc.                                  1,400     100,996
* Guidant Corporation                                        2,400      92,400
  HCA - The Healthcare Company                               4,224     187,165
* HEALTHSOUTH Corporation                                    3,000      48,780
* Humana, Inc.                                               1,300      15,678
  Johnson & Johnson                                         23,564   1,305,446
* King Pharmaceuticals, Inc.                                 1,733      72,699
* Manor Care, Inc.                                             800      22,480
  McKesson HBOC, Inc.                                        2,221      83,932
* MedImmune, Inc.                                            1,700      60,571
  Medtronic, Inc.                                            9,400     408,900
  Merck & Co., Inc.                                         17,880   1,190,808
  Pfizer, Inc.                                              49,099   1,968,869
  Pharmacia Corporation                                     10,103     409,778
* Quintiles Transnational Corp.                                900      13,140
  Schering-Plough Corporation                               11,400     422,940
* St. Jude Medical, Inc.                                       700      47,915
  Stryker Corporation                                        1,500      79,350
* Tenet Healthcare Corporation                               2,500     149,125
  UnitedHealth Group Incorporated                            2,500     166,250
* Watson Pharmaceuticals, Inc.                                 800      43,768
* Wellpoint Health Networks, Inc. - Class A                    500      54,575
  Zimmer Holdings, Inc.                                      1,530      42,458
------------------------------------------------------------------------------
  TOTAL                                                             11,392,218
------------------------------------------------------------------------------


  INDUSTRIALS (10.1%)
* Allied Waste Industries, Inc.                              1,500      19,125
* American Power Conversion Corporation                      1,500      17,520
* AMR Corporation                                            1,200      22,968
  Automatic Data Processing, Inc.                            4,850     228,144
  Avery Dennison Corporation                                   900      42,579
  The Boeing Company                                         6,770     226,795
  Burlington Northern
     Santa Fe Corporation                                    3,027      80,972
  Caterpillar, Inc.                                          2,700     120,960
* Cendant Corporation                                        6,572      84,122
  Cintas Corporation                                         1,300      52,390

                                                            INDEX 500 STOCK FUND

                         M A S O N   S T R E E T   F U N D S

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  INDUSTRIALS (CONTINUED)
* Concord EFS, Inc.                                          1,900    $ 93,005
* Convergys Corporation                                      1,300      36,075
  Cooper Industries, Inc.                                      700      29,029
  Crane Co.                                                    450       9,864
  CSX Corporation                                            1,700      53,550
  Cummins, Inc.                                                300       9,900
  Danaher Corporation                                        1,100      51,898
  Deere & Company                                            1,800      67,698
  Delta Air Lines, Inc.                                      1,000      26,350
  Deluxe Corporation                                           537      18,548
  Dover Corporation                                          1,600      48,176
  Eaton Corporation                                            500      29,605
  Emerson Electric Co.                                       3,325     156,475
  Equifax, Inc.                                              1,100      24,090
* FedEx Corporation                                          2,420      88,935
  First Data Corporation                                     3,026     176,295
* Fiserv, Inc.                                               1,500      51,300
  Fluor Corporation                                            600      23,100
  General Dynamics Corporation                               1,600     141,312
  General Electric Company                                  77,296   2,875,410
  Genuine Parts Company                                      1,350      43,011
  Goodrich Corporation                                         800      15,584
  H&R Block, Inc.                                            1,400      53,984
  Honeywell International, Inc.                              6,250     165,000
  Illinois Tool Works, Inc.                                  2,400     129,864
  IMS Health Incorporated                                    2,300      57,615
  Ingersoll-Rand Company                                     1,250      42,250
  ITT Industries, Inc.                                         700      31,360
  Lockheed Martin Corporation                                3,400     148,750
  Masco Corporation                                          3,600      73,584
  McDermott International, Inc.                                500       4,125
  Minnesota Mining and
     Manufacturing Company                                   3,100     305,040
  Molex Incorporated                                         1,550      43,571
  National Service Industries, Inc.                            300       6,195
* Navistar International Corporation                           500      14,125
  Norfolk Southern Corporation                               3,000      48,360
  Northrop Grumman Corporation                                 700      70,700
  PACCAR, Inc.                                                 600      29,442
  Pall Corporation                                           1,000      19,450
  Parker-Hannifin Corporation                                  950      32,585
  Paychex, Inc.                                              2,925      92,167
  Pitney Bowes, Inc.                                         1,936      73,955
* Power-One, Inc.                                              600       3,690
  R.R. Donnelley & Sons Company                                933      25,238
  Raytheon Company - Class B                                 2,700      93,825
* Robert Half International, Inc.                            1,400      28,014
  Rockwell Collins, Inc.                                     1,400      19,880

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  INDUSTRIALS (CONTINUED)
  Rockwell International Corporation                         1,400    $ 20,552
  Ryder System, Inc.                                           500       9,995
  Sabre Holdings Corporation - Class A                       1,011      27,034
  Southwest Airlines Co.                                     5,880      87,259
  Textron, Inc.                                              1,100      36,971
  Thomas & Betts Corporation                                   500       8,740
  Tyco International, Ltd.                                  15,070     685,685
  Union Pacific Corporation                                  1,900      89,110
  United Technologies Corporation                            3,700     172,050
* US Airways Group, Inc.                                       500       2,325
  W.W. Grainger, Inc.                                          700      27,195
  Waste Management, Inc.                                     4,857     129,876
------------------------------------------------------------------------------
  TOTAL                                                              7,874,346
------------------------------------------------------------------------------

  INFORMATION TECHNOLOGY (13.5%)
* ADC Telecommunications, Inc.                               6,100      21,289
  Adobe Systems Incorporated                                 1,900      45,562
* Advanced Micro Devices, Inc.                               2,700      22,005
* Agilent Technologies, Inc.                                 3,546      69,324
* Altera Corporation                                         3,024      49,866
* Analog Devices, Inc.                                       2,800      91,560
* Andrew Corporation                                           600      10,908
* Apple Computer, Inc.                                       2,700      41,877
* Applied Materials, Inc.                                    6,300     179,172
* Applied Micro Circuits Corporation                         2,300      16,077
  Autodesk, Inc.                                               400      12,824
* Avaya, Inc.                                                2,177      21,552
* BMC Software, Inc.                                         1,900      24,130
* Broadcom Corporation - Class A                             2,000      40,600
* CIENA Corporation                                          2,500      25,725
* Cisco Systems, Inc.                                       56,933     693,444
* Citrix Systems, Inc.                                       1,400      27,720
  Compaq Computer Corporation                               13,112     108,961
  Computer Associates International, Inc.                    4,500     115,830
* Computer Sciences Corporation                              1,300      43,121
* Compuware Corporation                                      2,900      24,157
* Comverse Technology, Inc.                                  1,400      28,672
* Conexant Systems, Inc.                                     1,900      15,770
  Corning Incorporated                                       7,200      63,504
* Dell Computer Corporation                                 20,200     374,306
  Electronic Data Systems Corporation                        3,633     209,188
* EMC Corporation                                           17,112     201,066
* Gateway, Inc.                                              2,500      13,625
  Hewlett-Packard Company                                   15,100     243,110
  Intel Corporation                                         52,294   1,066,275
  International Business
     Machines Corporation                                   13,551   1,250,757
* Intuit, Inc.                                               1,600      57,280

                                                            INDEX 500 STOCK FUND

                                                              SEPTEMBER 30, 2001

                                                        Shares/Par Market Value
 ------------------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONTINUED)
* Jabil Circuit, Inc.                                        1,500    $ 26,850
* JDS Uniphase Corporation                                  10,200      64,464
* KLA-Tencor Corporation                                     1,400      44,212
* Lexmark International Group, Inc. -
     Class A                                                 1,000      44,710
  Linear Technology Corporation                              2,500      82,000
* LSI Logic Corporation                                      2,800      32,900
  Lucent Technologies, Inc.                                 26,484     151,753
* Maxim Integrated Products, Inc.                            2,500      87,350
* Mercury Interactive Corporation                              600      11,424
* Micron Technology, Inc.                                    4,600      86,618
* Microsoft Corporation                                     41,900   2,144,022
  Millipore Corporation                                        400      21,176
  Motorola, Inc.                                            17,060     266,136
* National Semiconductor Corporation                         1,314      28,974
* NCR Corporation                                              700      20,755
* Network Appliance, Inc.                                    2,500      17,000
  Nortel Networks Corporation                               24,745     138,819
* Novell, Inc.                                               2,500       9,150
* Novellus Systems, Inc.                                     1,100      31,416
* Oracle Corporation                                        43,625     548,803
* Palm, Inc.                                                 4,408       6,436
* Parametric Technology Corporation                          2,100      10,899
* PeopleSoft, Inc.                                           2,300      41,492
  PerkinElmer, Inc.                                            800      20,992
* PMC-Sierra, Inc.                                           1,300      13,507
* QLogic Corporation                                           700      13,300
* QUALCOMM Incorporated                                      5,900     280,486
* Sanmina Corporation                                        2,400      32,592
* Sapient Corporation                                          900       3,465
  Scientific-Atlanta, Inc.                                   1,300      22,815
* Siebel Systems, Inc.                                       3,500      45,535
* Solectron Corporation                                      5,000      58,250
* Sun Microsystems, Inc.                                    25,349     209,636
  Symbol Technologies, Inc.                                  1,750      18,358
  Tektronix, Inc.                                              700      12,243
* Tellabs, Inc.                                              3,200      31,616
* Teradyne, Inc.                                             1,400      27,300
  Texas Instruments Incorporated                            13,525     337,855
* Thermo Electron Corporation                                1,400      25,270
* Unisys Corporation                                         2,400      20,784
* VERITAS Software Corporation                               3,138      57,865
* Vitesse Semiconductor Corporation                          1,432      11,098
  Xerox Corporation                                          5,400      41,850
* Xilinx, Inc.                                               2,600      61,178
* Yahoo!, Inc.                                               4,400      38,764
------------------------------------------------------------------------------
  TOTAL                                                             10,511,375
------------------------------------------------------------------------------


                                                        Shares/Par Market Value
 ------------------------------------------------------------------------------
  MATERIALS (2.5%)
  Air Products and Chemicals, Inc.                           1,800    $ 69,444
  Alcan, Inc.                                                2,500      75,000
  Alcoa, Inc.                                                6,686     207,333
  Allegheny Technologies Incorporated                          600       7,998
  Ball Corporation                                             200      11,980
  Barrick Gold Corporation                                   3,100      53,785
  Bemis Company, Inc.                                          400      15,940
  Boise Cascade Corporation                                    400      11,800
  The Dow Chemical Company                                   7,011     229,680
  E. I. du Pont de Nemours and Company                       8,127     304,925
  Eastman Chemical Company                                     600      21,780
  Ecolab, Inc.                                               1,000      36,330
  Engelhard Corporation                                      1,000      23,100
* FMC Corporation                                              200       9,798
* Freeport-McMoRan Copper &
     Gold, Inc. - Class B                                    1,100      12,089
  Georgia-Pacific Corporation                                1,796      51,707
  Great Lakes Chemical Corporation                             400       8,840
  Hercules Incorporated                                        800       6,600
  Homestake Mining Company                                   2,000      18,600
* Inco Limited                                               1,400      17,374
  International Flavors & Fragrances, Inc.                     725      20,075
  International Paper Company                                3,786     131,753
  Louisiana-Pacific Corporation                                800       5,200
  The Mead Corporation                                         800      22,144
  Newmont Mining Corporation                                 1,458      34,409
  Nucor Corporation                                            600      23,820
* Pactiv Corporation                                         1,200      17,388
  Phelps Dodge Corporation                                     596      16,390
  Placer Dome, Inc.                                          2,500      31,975
  PPG Industries, Inc.                                       1,300      59,475
  Praxair, Inc.                                              1,200      50,400
  Rohm and Haas Company                                      1,705      55,856
* Sealed Air Corporation                                       614      22,405
  Sigma-Aldrich Corporation                                    600      27,120
  Temple-Inland, Inc.                                          400      18,996
  USX-U.S. Steel Group                                         700       9,786
  Vulcan Materials Company                                     800      34,560
  Westvaco Corporation                                         800      20,560
  Weyerhaeuser Company                                       1,700      82,807
  Willamette Industries, Inc.                                  800      35,992
  Worthington Industries, Inc.                                 600       6,750
------------------------------------------------------------------------------
  TOTAL                                                              1,921,964
------------------------------------------------------------------------------

INDEX 500 STOCK FUND

                         M A S O N   S T R E E T   F U N D S

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  TELECOMMUNICATION SERVICES (6.4%)
  ALLTEL Corporation                                         2,400   $ 139,080
  AT&T Corp.                                                26,811     517,452
* AT&T Wireless Services, Inc.                              19,631     293,287
  BellSouth Corporation                                     14,600     606,630
  CenturyTel, Inc.                                           1,100      36,850
* Citizens Communications Company                            2,100      19,740
* Global Crossing, Ltd.                                      6,880      12,384
* Nextel Communications, Inc. - Class A                      5,917      51,241
* Qwest Communications
     International, Inc.                                    12,900     215,430
  SBC Communications, Inc.                                  26,218   1,235,393
  Sprint Corporation                                         6,900     165,669
* Sprint Corporation (PCS Group)                             7,300     191,917
  Verizon Communications, Inc.                              21,054   1,139,232
* WorldCom, Inc. - WorldCom Group                           22,450     337,648
------------------------------------------------------------------------------
  TOTAL                                                              4,961,953
------------------------------------------------------------------------------


  UTILITIES (3.3%)
* The AES Corporation                                        4,125      52,883
  Allegheny Energy, Inc.                                     1,000      36,700
  Ameren Corporation                                         1,100      42,240
  American Electric Power Company, Inc.                      2,500     108,075
* Calpine Corporation                                        2,300      52,463
  Cinergy Corp.                                              1,200      37,044
  CMS Energy Corporation                                     1,000      20,000
  Consolidated Edison, Inc.                                  1,625      66,170
  Constellation Energy Group, Inc.                           1,300      31,460
  Dominion Resources, Inc.                                   1,942     115,258
  DTE Energy Company                                         1,300      55,965
  Duke Energy Corporation                                    5,962     225,662
  Dynegy, Inc. - Class A                                     2,500      86,625
  Edison International                                       2,500      32,900
  El Paso Corporation                                        3,968     164,870
  Enron Corp.                                                5,800     157,934
  Entergy Corporation                                        1,700      60,452
  Exelon Corporation                                         2,537     113,150
  FirstEnergy Corp.                                          1,740      62,553
  FPL Group, Inc.                                            1,400      74,970
  GPU, Inc.                                                    900      36,324
  KeySpan Corporation                                        1,100      36,564
  Kinder Morgan, Inc.                                          900      44,289
* Mirant Corporation                                         2,627      57,531
* Niagara Mohawk Holdings, Inc.                              1,200      20,364
  Nicor, Inc.                                                  400      15,500
  NiSource, Inc.                                             1,551      36,154
  Peoples Energy Corporation                                   300      11,928
* PG&E Corporation                                           3,000      45,600
  Pinnacle West Capital Corporation                            700      27,790

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  UTILITIES (CONTINUED)
  PPL Corporation                                            1,098    $ 35,795
  Progress Energy, Inc.                                      1,693      72,782
  Public Service Enterprise
     Group Incorporated                                      1,624      69,101
  Reliant Energy, Inc.                                       2,273      59,825
  Sempra Energy                                              1,551      38,387
  The Southern Company                                       5,300     127,094
  TXU Corp.                                                  1,997      92,501
  The Williams Companies, Inc.                               4,000     109,200
  Xcel Energy, Inc.                                          2,640      74,316
------------------------------------------------------------------------------
  TOTAL                                                              2,608,419
------------------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $82,087,287)                                              73,326,220
------------------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (3.1%)
  ELECTRICAL EQUIPMENT & SUPPLIES (1.8%)
+ General Electric Capital Corp.,
     3.40%, 10/1/01                                      1,400,000   1,400,000
------------------------------------------------------------------------------

  FEDERAL GOVERNMENT & AGENCIES (1.3%)
+ Federal Home Loan Discount Note,
     2.35%, 12/21/01                                     1,000,000     994,780
------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $2,394,713)                                                2,394,780
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (97.0%)
    (COST $84,482,000)^                                             75,721,000
------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (3.0%)                              2,355,928
------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                        $78,076,928
------------------------------------------------------------------------------


 *Non-Income Producing

  ADR - American Depositary Receipt

 +All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                   Unrealized
                                    Number of     Expiration      Appreciation
Issuer                               Contracts        Date       (Depreciation)
------------------------------------------------------------------------------
  S&P 500(R)Index
     (Total notional value at
        9/30/01, $4,668,644)            18             12/01         $28,006

^ At September 30, 2001, the aggregate cost of securities for federal tax purposes was $84,482,000 and the net unrealized depreciation of investments based on that cost was $8,761,000 which is comprised of $7,634,027 aggregate gross unrealized appreciation and $16,395,027 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

                                                           ASSET ALLOCATION FUND

                                                              SEPTEMBER 30, 2001
   ---------------------
   ASSET ALLOCATION FUND
   -----------------------------------------------------------------------------
   OBJECTIVE: To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

   PORTFOLIO: The normal range of investments is 50-70% stocks, 25-35% bonds and 0-15% cash equivalents. Up to 50% of the stock allocation may be invested in foreign stocks.

   STRATEGY: To adjust the mix among asset sectors to capitalize on the changing financial markets and economic conditions.

   NET ASSETS:  $66.9 million
   -----------------------------------------------------------------------------

The Asset Allocation Fund invests in seven categories of assets: large capitalization stocks, small capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, convertible securities and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities; and securities within each category are actively managed by a team of investment professionals. The Fund is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

For much of the last year, the Asset Allocation Fund has been managed defensively, in the belief that an increasingly fragile economy was likely to move into a recession. Now that a recession seems almost inevitable, the main questions are when it will become official, how severe it will be, and what will be the nature of the subsequent recovery. The equity market, which is included in the Commerce Department's official list of leading indicators, has appeared to anticipate a recession for many months. As stock prices moved down in the first half of 2001, despite aggressive easing by the Federal Reserve, the Fund's managers took advantage of the opportunity to selectively increase equity exposure, which reached 56% in early September. (The normal range for the Fund's percentage of equity holdings is 45% to 75%.)

When the market reopened after September 11, the equity exposure was reduced; by the end of September, it was at 52%. With the government now committed to both monetary and fiscal stimulus designed to rekindle growth in the economy, any further weakness in the equity market may be used as a buying opportunity. The Fund's bond holdings are concentrated in the high-quality investment grade category. A higher than usual cash position at the end of September serves the dual purpose of creating liquidity to mitigate the effect of market volatility and allowing the Funds to invest selectively as attractive opportunities arise.

Asset Allocation
9/30/01

Large-Cap Stocks                                  28%
Investment-Grade Bonds                            28%
Foreign Stocks                                    12%
Small-Cap Stocks                                  11%
Cash Equivalents                                  11%
Below Investment-Grade Bonds                       9%
Convertible Securities                             1%

Asset Allocation is based on invested assets. Asset Allocation is subject to change.

ASSET ALLOCATION FUND

                         M A S O N   S T R E E T   F U N D S

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                    ASSET
                                  ALLOCATION              MERRILL   MERRILL
             ASSET       ASSET       FUND                  LYNCH     LYNCH
           ALLOCATION  ALLOCATION  CLASS B                DOMESTIC   91-DAY
              FUND        FUND    REDEMPTION  S&P 500/R    MASTER   TREASURY
            CLASS A     CLASS B     VALUE       INDEX      INDEX      BILL
-----------------------------------------------------------------------------

3/31/97      9,524       10,000               10,000     10,000     10,000
9/30/97     11,390       11,920               12,618     10,712     10,272
3/31/98     12,239       12,769               14,787     11,205     10,536
9/30/98     11,355       11,811               13,747     11,955     10,824
3/31/99     13,023       13,506               17,503     11,934     11,061
9/30/99     13,826       14,280               17,564     11,908     11,333
3/31/00     17,110       17,621               20,650     12,167     11,634
9/30/00     17,408       17,871               19,916     12,733     11,989
3/31/01     15,818       16,193               16,186     13,679     12,368
9/30/01     14,780       15,062     14,862    14,618     14,395     12,642

TOTAL RETURN                                                Average
                                                             Annual
                                              One             Since
For the periods ended September 30, 2001      Year         Inception*
----------------------------------------------------------------------
Asset Allocation Fund
(Class A - without initial sales charge)    -15.09%          10.26%
----------------------------------------------------------------------
S&P 500(R)Index                             -26.62%           8.79%
----------------------------------------------------------------------
Merrill Lynch Domestic Master Index          13.05%           8.42%
----------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill            5.44%           5.34%
----------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

In the graph, the Fund is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch 91-Day Treasury Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.



  Schedule of Investments 9/30/01
                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  DOMESTIC COMMON STOCKS AND WARRANTS (34.4%)
  LARGE CAP COMMON STOCK (23.0%)
  CONSUMER CYCLICAL (0.0%)
  Jostens, Inc.                                                100     $ 1,500
------------------------------------------------------------------------------

  CONSUMER DISCRETIONARY (4.4%)
* AOL Time Warner, Inc.                                      9,500     314,450
  Fortune Brands, Inc.                                       3,100     103,850
  Harley-Davidson, Inc.                                      6,900     279,450
  The Home Depot, Inc.                                       4,500     172,665
* Kohl's Corporation                                         5,400     259,200
  Marriott International, Inc. - Class A                     1,600      53,440
  McDonald's Corporation                                     6,500     176,410
  The McGraw-Hill Companies, Inc.                            5,100     296,820
  The New York Times Company - Class A                       3,400     132,702
  Newell Rubbermaid, Inc.                                    8,600     195,306
  Omnicom Group, Inc.                                        2,300     149,270
  Target Corporation                                         6,500     206,375
  Tribune Company                                            3,800     119,320
* Viacom, Inc. - Class B                                     3,100     106,950
  Wal-Mart Stores, Inc.                                      7,500     371,250
------------------------------------------------------------------------------
  TOTAL                                                              2,937,458
------------------------------------------------------------------------------


  CONSUMER STAPLES (3.0%)
  Anheuser-Busch Companies, Inc.                             5,800     242,904
  The Coca-Cola Company                                      4,200     196,770
  The Estee Lauder Companies, Inc. -
     Class A                                                 6,700     222,105
  General Mills, Inc.                                        5,100     232,050
  Kimberly-Clark Corporation                                 4,300     266,600
  Kraft Foods, Inc.                                          2,900      99,673
  PepsiCo, Inc.                                              8,530     413,705
  Walgreen Co.                                              10,100     347,743
------------------------------------------------------------------------------
  TOTAL                                                              2,021,550
------------------------------------------------------------------------------


  ENERGY (1.8%)
  Chevron Corporation                                        2,500     211,875
  Conoco, Inc. - Class B                                     9,400     238,196
  Diamond Offshore Drilling, Inc.                            3,100      78,182
  EOG Resources, Inc.                                        5,300     153,329
  Exxon Mobil Corporation                                    8,290     326,626
  Santa Fe International Corporation                         4,100      87,125
  Schlumberger Limited                                       2,400     109,680
------------------------------------------------------------------------------
  TOTAL                                                              1,205,013
------------------------------------------------------------------------------


  FINANCIALS (3.6%)
  American International Group, Inc.                         3,800     296,400
  The Bank of New York Company, Inc.                         6,000     210,000
  Citigroup, Inc.                                            9,200     372,600
  Fifth Third Bancorp                                        6,100     375,028

                                                           ASSET ALLOCATION FUND

                                                          SEPTEMBER 30, 2001

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  FINANCIALS (CONTINUED)
  Freddie Mac                                                4,000    $260,000
  Household International, Inc.                              4,400     248,072
  Lehman Brothers Holdings, Inc.                             2,100     119,385
  Morgan Stanley Dean Witter & Co.                           1,200      55,620
  Northern Trust Corporation                                 4,600     241,408
  The PNC Financial Services Group, Inc.                     4,300     246,175
------------------------------------------------------------------------------
 TOTAL                                                               2,424,688
------------------------------------------------------------------------------


  HEALTHCARE (3.1%)
* Amgen, Inc.                                                4,500     264,420
  CIGNA Corporation                                          2,500     207,375
  Eli Lilly and Company                                      2,500     201,750
  Johnson & Johnson                                          7,600     421,039
  Medtronic, Inc.                                            6,500     282,750
  Merck & Co., Inc.                                          4,100     273,060
  Pfizer, Inc.                                               9,900     396,990
------------------------------------------------------------------------------
  TOTAL                                                              2,047,384
------------------------------------------------------------------------------


  INDUSTRIALS (2.5%)
  Delta Air Lines, Inc.                                      1,700      44,795
  Ecolab, Inc.                                               5,100     185,283
* Fiserv, Inc.                                               9,600     328,320
  General Electric Company                                  19,500     725,399
  Southwest Airlines Co.                                     2,500      37,100
  Tyco International, Ltd.                                   7,000     318,500
------------------------------------------------------------------------------
  TOTAL                                                              1,639,397
------------------------------------------------------------------------------


  INFORMATION TECHNOLOGY (2.9%)
* ADC Telecommunications, Inc.                              17,700      61,773
* Amdocs Limited                                             4,200     111,930
* Applied Micro Circuits Corporation                         1,142       7,983
* Cisco Systems, Inc.                                       10,800     131,544
* Electronic Arts, Inc.                                        800      36,536
  Electronic Data Systems Corporation                        4,600     264,868
  Intel Corporation                                          8,800     179,432
  International Business
     Machines Corporation                                    2,100     193,830
* Microsoft Corporation                                      9,000     460,530
* Nokia Corp., ADR                                           2,700      42,255
* QUALCOMM Incorporated                                        500      23,770
  Semiconductor Holders Trust                                8,200     242,392
* Sun Microsystems, Inc.                                     5,500      45,485
  Texas Instruments Incorporated                             4,400     109,912
------------------------------------------------------------------------------
  TOTAL                                                              1,912,240
------------------------------------------------------------------------------


  MATERIALS (0.4%)
  Air Products and Chemicals, Inc.                           4,200     162,036
  Alcoa, Inc.                                                3,900     120,939
  Asia Pulp & Paper, Ltd.                                       50           5
------------------------------------------------------------------------------
  TOTAL                                                                282,980
------------------------------------------------------------------------------


                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  PRINTED CIRCUIT BOARDS (0.0%)
* Flextronics International, Ltd.                            1,300    $ 21,502
------------------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (0.5%)
  SBC Communications, Inc.                                   4,000     188,480
  Verizon Communications, Inc.                               2,900     156,919
------------------------------------------------------------------------------
  TOTAL                                                                345,399
------------------------------------------------------------------------------


  UTILITIES (0.8%)
* Calpine Corporation                                        2,300      52,463
  El Paso Corporation                                        3,400     141,270
  Enron Corp.                                                5,700     155,211
  Mirant Corporation                                         7,000     153,300
------------------------------------------------------------------------------
  TOTAL                                                                502,244
------------------------------------------------------------------------------
  TOTAL LARGE CAP COMMON STOCK                                      15,341,355
------------------------------------------------------------------------------


  SMALL CAP COMMON STOCK (11.4%)
  CONSUMER DISCRETIONARY (2.0%)
* Catalina Marketing Corporation                             3,900     109,200
* CDW Computer Centers, Inc.                                 1,100      39,798
* Coach, Inc.                                                2,000      53,020
* Entercom Communications Corp. -
     Class A                                                   900      30,600
* Getty Images, Inc.                                         2,600      28,678
  The Gymboree Corporation                                   8,100      52,650
* Jones Apparel Group, Inc.                                  2,100      53,529
* Lamar Advertising Company - Class A                        1,300      39,416
  Leggett & Platt Incorporated                               6,700     130,650
* Michaels Stores, Inc.                                      5,100     186,354
* O'Reilly Automotive, Inc.                                 13,500     386,775
  Stoneridge, Inc.                                           5,900      41,300
  The Talbots, Inc.                                          2,100      47,145
* TMP Worldwide, Inc.                                          800      22,712
* Tommy Hilfiger Corporation                                 5,100      45,645
* Westwood One, Inc.                                         2,500      55,625
------------------------------------------------------------------------------
  TOTAL                                                              1,323,097
------------------------------------------------------------------------------

  CONSUMER STAPLES (0.1%)
* Steiner Leisure Limited                                    3,450      55,200
------------------------------------------------------------------------------

  ELECTRIC SERVICES (0.0%)
* Aquila, Inc.                                               1,300      28,340
------------------------------------------------------------------------------

  ELECTRONICS-DISTRIBUTION (0.1%)
* DDi Corp.                                                  4,900      38,416
------------------------------------------------------------------------------

  ENERGY (0.2%)
* Energy Partners, Ltd.                                      2,600      18,148
* Global Industries, Ltd.                                    6,700      36,515

ASSET ALLOCATION FUND

                         M A S O N   S T R E E T   F U N D S

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  ENERGY (CONTINUED)
* Grant Prideco, Inc.                                        3,000    $ 18,270
* Weatherford International, Inc.                            2,000      51,020
------------------------------------------------------------------------------
  TOTAL                                                                123,953
------------------------------------------------------------------------------


  FINANCIALS (0.9%)
  GreenPoint Financial Corp.                                 2,442      85,714
  Investors Financial Services Corp.                         5,700     328,548
* Knight Trading Group, Inc. - Class A                       2,600      20,046
  Old Republic International Corporation                     1,800      47,178
  SouthTrust Corporation                                     3,900      99,333
* Trammell Crow Company                                      5,400      54,000
------------------------------------------------------------------------------
  TOTAL                                                                634,819
------------------------------------------------------------------------------


  HEALTHCARE (3.2%)
* AdvancePCS                                                 1,100      78,958
* Apogent Technologies, Inc.                                 3,400      81,260
  D & K Healthcare Resources, Inc.                           1,400      67,060
* DaVita, Inc.                                              16,300     331,705
* Health Management Associates, Inc. -
     Class A                                                 7,500     155,700
* Lincare Holdings, Inc.                                    13,900     369,323
* Patterson Dental Company                                  10,000     368,600
* Province Healthcare Company                                6,850     251,669
* Renal Care Group, Inc.                                     4,600     141,542
* Triad Hospitals, Inc.                                      2,515      89,031
* Universal Health Services, Inc. - Class B                  2,800     136,640
* Varian, Inc.                                               5,900     150,332
* Vascular Solutions, Inc.                                   4,100       7,257
------------------------------------------------------------------------------
  TOTAL                                                              2,229,077
------------------------------------------------------------------------------


  INDUSTRIALS (2.8%)
  C.H. Robinson Worldwide, Inc.                              3,900     112,944
* Charles River Associates Incorporated                      3,600      61,020
  Cintas Corporation                                         4,100     165,230
* Concord EFS, Inc.                                          5,050     247,198
* The Corporate Executive Board Company                      4,400     114,752
* DST Systems, Inc.                                          3,500     151,375
  Expeditors International of
     Washington, Inc.                                        2,200     104,170
* Knight Transportation, Inc.                                9,725     186,234
* MSC Industrial Direct Co., Inc. - Class A                  4,400      70,092
  Paychex, Inc.                                              2,650      83,502
* Resources Connection, Inc.                                 3,000      54,540
* Robert Half International, Inc.                            2,300      46,023
* Swift Transportation Co., Inc.                             2,800      49,560
  Teleflex Incorporated                                      5,200     194,428
* Tetra Tech, Inc.                                           9,600     212,160
------------------------------------------------------------------------------
  TOTAL                                                              1,853,228
------------------------------------------------------------------------------


                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  INFORMATION TECHNOLOGY (1.9%)
* Advent Software, Inc.                                      2,700    $101,655
* Aspen Technology, Inc.                                     2,700      27,000
* BARRA, Inc.                                                1,350      56,727
* Comverse Technology, Inc.                                  2,400      49,152
* Credence Systems Corporation                               5,500      66,275
* Digital Lightwave, Inc.                                      700       6,867
* EPIQ Systems, Inc.                                         2,500      63,750
* Micrel Incorporated                                        3,200      63,808
* Microchip Technology Incorporated                          2,700      72,360
* MKS Instruments, Inc.                                      1,800      31,950
* Novellus Systems, Inc.                                     3,000      85,680
  PerkinElmer, Inc.                                          1,700      44,608
* PMC-Sierra, Inc.                                             400       4,156
* PRI Automation, Inc.                                       6,300      63,126
* QLogic Corporation                                         2,300      43,700
* Rational Software Corporation                              4,000      34,640
* Renaissance Learning, Inc.                                 1,300      42,783
* Sanmina Corporation                                        2,400      32,592
* Semtech Corporation                                        4,500     127,710
* SmartForce Public Limited
     Company, ADR                                            1,800      29,448
* UTStarcom, Inc.                                            8,600     139,750
* VeriSign, Inc.                                             1,300      54,470
------------------------------------------------------------------------------
  TOTAL                                                              1,242,207
------------------------------------------------------------------------------


  JUNIOR COLLEGES (0.1%)
* ITT Educational Services, Inc.                             1,100      35,200
------------------------------------------------------------------------------

  MATERIALS (0.1%)
  Sigma-Aldrich Corporation                                  1,300      58,760
------------------------------------------------------------------------------

  TECHNOLOGY (0.0%)
  BROADCASTING (0.0%)
* XM Satellite Radio, Inc.                                     100       1,500
------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (0.0%)
  Horizon PCS, Inc.                                             50       2,500
  IWO Holdings, Inc. (144A)                                     50       3,500
------------------------------------------------------------------------------
  TOTAL                                                                  6,000
------------------------------------------------------------------------------


  TELECOMMUNICATIONS WIRELINE: CLEC (0.0%)
* GT Group Telecom, Inc.                                       100       1,500
* KMC Telecom Holdings, Inc.                                   250          13
------------------------------------------------------------------------------
  TOTAL                                                                  1,513
------------------------------------------------------------------------------
  TOTAL TECHNOLOGY                                                       9,013
------------------------------------------------------------------------------


  TRANSPORT & OTHER SERVICES (0.0%)
  PROFESSIONAL SERVICES (0.0%)
o*Decisionone Corporation                                       88           0
------------------------------------------------------------------------------

                                                           ASSET ALLOCATION FUND

                                                              SEPTEMBER 30, 2001

                                       Country         Shares/Par Market Value
------------------------------------------------------------------------------
  RAILROADS (0.0%)
  Railamerica, Inc.                                            50     $  3,000
------------------------------------------------------------------------------
  TOTAL TRANSPORT & OTHER SERVICES                                       3,000
------------------------------------------------------------------------------
  TOTAL SMALL CAP COMMON STOCK                                       7,634,310
------------------------------------------------------------------------------
  Total DOMESTIC COMMON
    STOCKS AND WARRANTS
    (Cost $22,890,613)                                              22,975,665
------------------------------------------------------------------------------


  FOREIGN COMMON STOCK (12.6%)
  BANK HOLDING COMPANIES (0.1%)
  Royal Bank of Scotland
     Group PLC                         United Kingdom       3,625       79,809
------------------------------------------------------------------------------

  COMMUNICATION SERVICES (1.2%)
  Altadis SA                            Spain              10,000      159,374
* China Mobile
     (Hong Kong) Limited                Hong Kong          24,000       76,313
  Fuji Television
     Network Incorporated               Japan                  25      124,654
  Nippon Telegraph and
     Telephone Corporation              Japan                  10       46,672
  Nokia OYJ                             Finland             4,000       64,114
* NTT DoCoMo, Inc.                      Japan                 100      135,146
* Telefonica SA                         Spain               9,741      107,697
------------------------------------------------------------------------------
  TOTAL                                                                713,970
------------------------------------------------------------------------------

  CONSUMER CYCLICAL (0.1%)
* Buhrmann NV                           Netherlands        10,239       60,518
------------------------------------------------------------------------------

  CONSUMER DISCRETIONARY (0.6%)
* Bayerische Motoren
     Werke (BMW) AG                     Germany             4,500      114,545
  CANON, INC                            Japan               4,000      109,796
  Matalan PLC                           United Kingdom     16,500      114,581
  Royal Philips
     Electronics NV                     Netherlands         4,424       85,818
------------------------------------------------------------------------------
  TOTAL                                                                424,740
------------------------------------------------------------------------------


  CONSUMER STAPLES (2.4%)
  Cadbury Schweppes PLC                 United Kingdom     15,000       97,121
  Companhia de Bebidas
     das Americas, ADR                  Brazil              8,000      128,080
  Koninklijke Ahold NV                  Netherlands         7,211      200,298
  Nestle SA                             Switzerland         1,000      213,421
  Nutreco Holding NV                    Netherlands         6,500      245,960
  Parmalat Finanziaria SPA              Italy              67,600      179,398
  Swedish Match AB                      Sweden             48,000      245,222
* Syngenta AG                           Switzerland         1,800       90,973
  Unilever PLC                          United Kingdom     20,000      151,820
------------------------------------------------------------------------------
  TOTAL                                                              1,552,293
------------------------------------------------------------------------------

                                        Country        Shares/Par Market Value
------------------------------------------------------------------------------
  DRILLING OIL & GAS WELLS (0.2%)
  Saipem SPA                            Italy              27,000    $ 121,840
------------------------------------------------------------------------------


  ELECTRICAL & ELECTRONIC MACHINERY, EQUIPMENT (0.2%)
  Aggreko PLC                           United Kingdom     25,000      148,482
------------------------------------------------------------------------------


  ELECTRONIC COMPONENTS (0.2%)
* Infineon Technologies AG              Germany            12,500      153,683
------------------------------------------------------------------------------


  ENERGY (1.1%)
  Centrica PLC                          United Kingdom     44,200      138,367
* Leica Geosystems AG                   Switzerland           100       17,012
  Pechiney SA - A Shares                France              2,000       75,589
  Total Fina Elf SA                     France              1,520      204,181
  Vestas Wind Systems A/S               Denmark             4,050      120,533
  Vivendi Environment                   France              3,400      131,660
------------------------------------------------------------------------------
  TOTAL                                                                687,342
------------------------------------------------------------------------------

  ENGINES & TURBINES (0.2%)
  Beru AG                               Germany             3,700      156,351
------------------------------------------------------------------------------

  ENTERTAINERS & ENTERTAINMENT GROUPS (0.2%)
  Rank Group PLC                        United Kingdom     46,000      129,328
------------------------------------------------------------------------------

  FINANCE (2.0%)
  Banco Santander Central
     Hispano SA                         Spain              18,000      138,028
  Bank Sarasin & Cie                    Switzerland            65      112,547
  BNP Paribas SA                        France              3,400      278,059
  DBS Group Holdings
     Limited                            Singapore           8,000       43,706
  HSBC Holdings PLC                     Hong Kong          10,500      110,055
  ING Groep NV                          Netherlands         5,400      144,732
  Muenchener
     Rueckversicherungs-
     Gesellschaft AG                    Germany               550      142,754
  Nordea AB                             Sweden             25,000      121,861
  Royal Bank of Canada                  Canada              6,250      190,502
------------------------------------------------------------------------------
  TOTAL                                                              1,282,244
------------------------------------------------------------------------------


  FINANCE SERVICES (0.1%)
* AIFUL CORPORATION                     Japan                 800       67,154
------------------------------------------------------------------------------

  GROCERY STORES (0.2%)
* LAWSON, INC                           Japan               3,200      126,249
------------------------------------------------------------------------------

  HEALTHCARE (0.8%)
* Elan Corporation
     PLC, ADR                           Ireland             3,500      169,574
* Generale de Sante                     France              1,800       30,327
* GlaxoSmithKline PLC                   United Kingdom      3,414       96,337

ASSET ALLOCATION FUND

                         M A S O N   S T R E E T   F U N D S

                                       Country         Shares/Par Market Value
------------------------------------------------------------------------------

  HEALTHCARE (CONTINUED)
  Luxottica Group
     SPA, ADR                           Italy               7,000    $  97,930
* QIAGEN NV                             Germany             1,556       22,815
  Roche Holding AG                      Switzerland         1,600      114,815
------------------------------------------------------------------------------
  TOTAL                                                                531,798
------------------------------------------------------------------------------


  INDUSTRIALS (0.6%)
  Brisa-Auto Estradas de
     Portugal SA                        Portugal           20,000      182,143
  Vinci SA                              France              4,000      234,964
------------------------------------------------------------------------------
  TOTAL                                                                417,107
------------------------------------------------------------------------------


  INSURANCE & DIVERSIFIED FINANCIAL COMPANIES (0.3%)
* Swiss Reinsurance Co.                 Switzerland         2,000      196,719
------------------------------------------------------------------------------

  INVESTMENT ADVICE (0.1%)
* MLP AG                                Germany             1,500       89,478
------------------------------------------------------------------------------

  INVESTMENT OFFICES (0.1%)
  Macquarie Infrastructure
     Group                              Australia          58,100       97,487
------------------------------------------------------------------------------

  MATERIALS (0.3%)
* Nexans SA                             France              2,987       47,333
  Norske Skogindustrier
     ASA                                Norway             10,950      162,962
------------------------------------------------------------------------------
  TOTAL                                                                210,295
------------------------------------------------------------------------------
  MEDICAL & HOSPITAL EQUIPMENT (0.2%)
  Synthes-Stratec, Inc.                 Switzerland           250      163,932
------------------------------------------------------------------------------

  OIL & GAS FIELD MACHINERY (0.2%)
* IHC Caland NV                         Netherlands         3,200      138,283
------------------------------------------------------------------------------

  OIL & GAS FIELD SERVICES (0.1%)
* TGS Nopec Geophysical
     Company ASA                        Norway              6,500       82,445
------------------------------------------------------------------------------

  PAPER & ALLIED PRODUCTS (0.0%)
* UPM-Kymmene OYJ                       Finland                750       21,379
------------------------------------------------------------------------------

  SOAP, CLEANERS, & TOILET GOODS (0.2%)
  Reckitt Benckiser PLC                 United Kingdom     11,000      158,681
------------------------------------------------------------------------------

  TELEPHONE COMMUNICATIONS (0.2%)
* Tanberg ASA                           Norway              8,000      119,510
------------------------------------------------------------------------------

  TRANSPORTATION (0.3%)
* Porsche AG-Pfd                        Germany               850      216,750
------------------------------------------------------------------------------

                                        Country        Shares/Par Market Value
------------------------------------------------------------------------------
  UTILITIES (0.4%)
  International Power plc               United Kingdom     30,000     $ 92,891
* Suez Lyonnaise des
     Eaux SA                            France              6,000      199,447
------------------------------------------------------------------------------
  TOTAL                                                                292,338
------------------------------------------------------------------------------
  Total FOREIGN COMMON STOCK
    (Cost $9,553,360)                                                8,440,205
------------------------------------------------------------------------------


  PREFERRED SECURITIES (0.8%)
  CONSUMER CYCLICAL (0.1%)
  Primedia, Inc. - Series D                                 2,500      100,000
------------------------------------------------------------------------------
  TOTAL CONSUMER CYCLICAL                                              100,000
------------------------------------------------------------------------------


  FINANCE (0.1%)
  California Federal Preferred Capital                      4,000      100,000
------------------------------------------------------------------------------
  TOTAL FINANCE                                                        100,000
------------------------------------------------------------------------------


  TECHNOLOGY (0.6%)
  BROADCASTING (0.1%)
  Sinclair Capital                                            500       44,500
------------------------------------------------------------------------------

  CABLE (0.2%)
  CSC Holdings, Inc. - Series H                             1,000      103,000
  CSC Holdings, Inc. - Series M                               513       52,326
------------------------------------------------------------------------------
  TOTAL                                                                155,326
------------------------------------------------------------------------------


  TELECOMMUNICATIONS WIRELESS: TOWERS (0.2%)
**Crown Castle International Corp.                          1,270      101,600
------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELINE: CLEC (0.1%)
**Intermedia Communications, Inc.,
     13.50%, 3/31/09                                          510       53,550
------------------------------------------------------------------------------
  TOTAL TECHNOLOGY                                                     354,976
------------------------------------------------------------------------------
  Total PREFERRED SECURITIES
    (Cost $731,855)                                                    554,976
------------------------------------------------------------------------------


  INVESTMENT-GRADE BONDS (25.5%)
  AUTO RELATED (0.7%)
  General Motors Acceptance
     Corporation, 6.875%, 9/15/11                         200,000      196,121
  General Motors Acceptance
     Corporation, 7.25%, 3/2/11                            13,000       13,151
  Toyota Motor Credit Corporation,
     5.65%, 1/15/07                                       250,000      257,151
------------------------------------------------------------------------------
  TOTAL                                                                466,423
------------------------------------------------------------------------------


  BEVERAGES, MALT BEVERAGES (1.8%)
  Anheuser-Busch Companies, Inc.,
     7.00%, 12/1/25                                       280,000      282,484
  Anheuser-Busch Companies, Inc.,
     7.50%, 3/15/12                                       375,000      430,380

                                                          ASSET ALLOCATION FUND

                                                              SEPTEMBER 30, 2001

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  BEVERAGES, MALT BEVERAGES (CONTINUED)
  Coca-Cola Enterprises, 5.375%, 8/15/06                  250,000     $255,148
  Coca-Cola Enterprises, 6.125%, 8/15/11                  250,000      253,437
------------------------------------------------------------------------------
  TOTAL                                                              1,221,449
------------------------------------------------------------------------------


  CHEMICALS & ALLIED PRODUCTS (0.4%)
  Dow Chemical, 6.125%, 2/1/11                            250,000      252,102
------------------------------------------------------------------------------

  COMMERCIAL BANKS (0.1%)
  Bank of America Corporation,
     7.40%, 1/15/11                                        66,000       72,049
------------------------------------------------------------------------------

  COMMERCIAL MORTGAGES (1.4%)
  Asset Securitization Corporation,
     Series 1996-MD6, Class CS1,
     1.6317%, 11/13/26 IO                               7,821,269      127,740
  Asset Securitization Corporation,
     Series 1996-MD6, Class CS2,
     1.098%, 11/13/26 IO                                5,000,000      139,593
  Criimi Mae Commercial Mortgage
     Trust, Series 1998-C1, Class B,
     7.00%, 11/2/11 (144A)                                339,000      341,472
  Midland Realty Acceptance
     Corporation, Series 1996-C2,
     Class AEC, 1.3534%, 1/25/29
     IO (144A)                                          3,923,354      217,624
  Mortgage Capital Funding, Inc.,
     Series 1997-MC1, Class A3,
     7.288%, 3/20/07 (144A)                               100,000      108,912
------------------------------------------------------------------------------
  TOTAL                                                                935,341
------------------------------------------------------------------------------


  DEPARTMENT STORES (0.4%)
  Target Corporation, 7.00%, 7/15/31                      250,000      250,956
------------------------------------------------------------------------------

  ELECTRIC SERVICES (0.5%)
  Exelon Generation Co. LLC,
     6.95%, 6/15/11 (144A)                                345,000      358,947
------------------------------------------------------------------------------

  FEDERAL GOVERNMENT & AGENCIES (12.5%)
  Aid-Israel, 0.00%, 11/1/24                            1,000,000      242,609
  Federal National Mortgage
     Association, 6.00%, 5/1/11                           660,816      680,760
  Government National Mortgage
     Association, 8.00%, 8/15/26                          123,418      130,185
  Government National Mortgage
     Association, 8.00%, 10/15/26                         227,351      239,816
  Government National Mortgage
     Association, 8.00%, 7/15/27                           58,866       62,048

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  FEDERAL GOVERNMENT & AGENCIES (CONTINUED)
  Housing & Urban Development,
     6.08%, 8/1/13                                        150,000   $  156,760
  US Treasury, 3.875%, 6/30/03                            223,000      227,162
  US Treasury, 4.625%, 2/28/03                            100,000      102,711
  US Treasury, 4.625%, 5/15/06                            663,000      686,412
  US Treasury, 5.25%, 5/15/04                             100,000      105,344
  US Treasury, 5.875%, 11/15/04                         1,800,000    1,930,219
  US Treasury, 6.50%, 5/15/05                             700,000      768,961
  US Treasury, 7.50%, 2/15/05                             640,000      720,800
  US Treasury Inflation Index Bond,
     3.375%, 1/15/07                                      808,229      831,465
  US Treasury Inflation Index Bond,
     3.625%, 7/15/02                                      777,343      790,705
  US Treasury Inflation Index Bond,
     3.875%, 4/15/29                                      270,540      290,492
  Vendee Mortgage Trust, Series
     1999-1, Class SIO,
     .17475%, 1/15/29 IO                               48,347,632      304,793
------------------------------------------------------------------------------
  TOTAL                                                              8,271,242
------------------------------------------------------------------------------


  FRANCHISE LOAN RECEIVABLES (0.5%)
  Enterprise Mortgage Acceptance
     Company, Series 1998-1,
     Class IO, 1.5443%, 1/15/23
     IO (144A)                                          6,307,234      310,947
------------------------------------------------------------------------------

  HEALTH SERVICES (0.2%)
  Health Care Receivables,
     6.25%, 2/1/03 (144A)                                 125,000      127,510
------------------------------------------------------------------------------
  METAL MINING (0.3%)
  Rio Tinto Finance, Ltd., 5.75%, 7/3/06                  200,000      207,161
------------------------------------------------------------------------------

  OFFICE MACHINES (0.4%)
  Pitney Bowes Credit Corp.,
     5.75%, 8/15/08                                       250,000      251,123
------------------------------------------------------------------------------

  OIL & GAS EXTRACTION (0.4%)
  Chevron Corporation, 6.625%, 10/1/04                    250,000      267,812
------------------------------------------------------------------------------

  PHARMACEUTICALS (3.2%)
  American Home Products Co.,
     6.70%, 3/15/11                                       250,000      262,481
  Bristol-Myers Squibb, 5.75%, 10/1/11                    300,000      305,282
  Eli Lilly & Co., 5.50%, 7/15/06                         150,000      154,240
  Johnson & Johnson, 6.625%, 9/1/09                       250,000      265,514
  Johnson & Johnson, 6.95%, 9/1/29                        375,000      394,702

ASSET ALLOCATION FUND

                         M A S O N   S T R E E T   F U N D S

                                                        Shares/Par Market Value
-------------------------------------------------------------------------------
  PHARMACEUTICALS (CONTINUED)
  Merck & Co., Inc., 5.95%, 12/1/28                       588,000    $ 544,445
  Pfizer, Inc., 5.625%, 2/1/06                            175,000      180,704
------------------------------------------------------------------------------
  TOTAL                                                              2,107,368
------------------------------------------------------------------------------


  RESIDENTIAL MORTGAGES (0.0%)
  Blackrock Capital Finance L.P.,
     Series 1997-R3, Class B3,
     7.25%, 11/25/28 (144A)                               181,035       27,155
------------------------------------------------------------------------------

  RETAIL-MISCELLANEOUS SHOPPING GOODS STORES (0.5%)
  Wal-Mart Canada,
     5.58%, 5/1/06 (144A)                                 350,000      361,608
------------------------------------------------------------------------------

  TOBACCO PRODUCTS (1.1%)
  Philip Morris Companies, Inc.,
     7.75%, 1/15/27                                       750,000      757,949
------------------------------------------------------------------------------

  TRANSPORTATION SERVICES (1.1%)
  United Parcel Service, 8.375%, 4/1/20                   650,000      768,622
------------------------------------------------------------------------------
  Total INVESTMENT-GRADE BONDS
    (Cost $16,502,508)                                              17,015,764
------------------------------------------------------------------------------


  BELOW INVESTMENT-GRADE BONDS (10.8%)
  AEROSPACE/DEFENSE (0.8%)
  Lockheed Martin Corporation,
     8.20%, 12/1/09                                       200,000      226,417
  Northrop Grumman Systems
     Corporation, 7.125%, 2/15/11                         300,000      314,023
------------------------------------------------------------------------------
  TOTAL AEROSPACE/DEFENSE                                              540,440
------------------------------------------------------------------------------


  BASIC MATERIALS (0.2%)
  METALS & MINING (0.1%)
  Great Central Mines, Ltd.,
     8.875%, 4/1/08                                       100,000       93,000
------------------------------------------------------------------------------

  PAPER (0.1%)
  Caraustar Industries, Inc.,
     7.375%, 6/1/09                                        50,000       47,465
------------------------------------------------------------------------------
  TOTAL BASIC MATERIALS                                                140,465
------------------------------------------------------------------------------


  BEVERAGES, MALT BEVERAGES (0.3%)
  Fosters Finance Corporation,
     6.875%, 6/15/11 (144A)                               200,000      206,334
------------------------------------------------------------------------------
  TOTAL BEVERAGES, MALT BEVERAGES                                      206,334
------------------------------------------------------------------------------


  CAPITAL GOODS (0.4%)
  BUILDING - FOREST PRODUCTS (0.1%)
  Potlatch Corporation,
     10.00%, 7/15/11 (144A)                                50,000       50,500
------------------------------------------------------------------------------

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  BUILDING & CONSTRUCTION (0.3%)
  Encompass Services Corp.,
     10.50%, 5/4/12 (144A)                                100,000     $ 68,000
  Integrated Electrical Services, Inc.,
     9.375%, 2/1/09                                       100,000       88,000
  United Rentals, Inc., 8.80%, 8/15/08                     50,000       43,750
  United Rentals, Inc.,
     10.75%, 4/15/08 (144A)                                50,000       49,500
------------------------------------------------------------------------------
  TOTAL                                                                249,250
------------------------------------------------------------------------------
  TOTAL CAPITAL GOODS                                                  299,750
------------------------------------------------------------------------------

  CONSUMER CYCLICAL (2.0%)
  APPAREL, TEXTILE (0.2%)
  Guess ?, Inc., 9.50%, 8/15/03                           100,000       90,000
  Tommy Hilfiger USA, Inc.,
     6.50%, 6/1/03                                         35,000       33,117
  Tommy Hilfiger USA, Inc.,
     6.85%, 6/1/08                                         50,000       43,750
------------------------------------------------------------------------------
  TOTAL                                                                166,867
------------------------------------------------------------------------------

  AUTO & TRUCKS (0.1%)
  Avis Group Holdings, Inc.,
     11.00%, 5/1/09                                        50,000       51,500
------------------------------------------------------------------------------

  HOME CONSTRUCTION (0.2%)
  K. Hovanian Enterprises,
     10.50%, 10/1/07                                       50,000       50,500
  Meritage Corporation, 9.75%, 6/1/11                      50,000       46,250
  Schuler Homes, 9.375%, 7/15/09 (144A)                    50,000       47,250
------------------------------------------------------------------------------
  TOTAL                                                                144,000
------------------------------------------------------------------------------

  HOUSEHOLD APPLIANCES (0.2%)
  Rent-A-Center, Inc., 11.00%, 8/15/08                     50,000       48,500
  Salton, Inc., 12.25%, 4/15/08                           100,000       80,500
------------------------------------------------------------------------------
  TOTAL                                                                129,000
------------------------------------------------------------------------------

  LEISURE RELATED (0.1%)
  Bally Total Fitness Holdings,
     Series D, 9.875%, 10/15/07                            50,000       49,500
------------------------------------------------------------------------------

  LODGING/RESORTS (0.3%)
  Extended Stay America,
     9.875%, 6/15/11 (144A)                                50,000       44,250
  Felcor Lodging Limited Partnership,
     9.50%, 9/15/08                                       100,000       85,500
  Meristar Hospitality Corp.,
     9.00%, 1/15/08 (144A)                                 50,000       40,500
  Meristar Hospitality Corp.,
     9.125%, 1/15/11 (144A)                                50,000       39,500
------------------------------------------------------------------------------
  TOTAL                                                                209,750
------------------------------------------------------------------------------

                                                           ASSET ALLOCATION FUND

                                                              SEPTEMBER 30, 2001

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  PRINTING & PUBLISHING (0.4%)
  Jostens, Inc., 12.75%, 5/1/10                           100,000     $100,000
  Mail-Well, Inc., 5.00%, 11/1/02                         149,000      132,610
  Primedia, Inc., 8.875%, 5/15/11 (144A)                   75,000       56,250
------------------------------------------------------------------------------
  TOTAL                                                                288,860
------------------------------------------------------------------------------


  RETAIL - GENERAL (0.5%)
  Airgas, Inc., 9.125%, 10/1/11 (144A)                     50,000       50,500
  Autonation, Inc., 9.00%, 8/1/08 (144A)                  100,000       96,000
  Buhrmann US, Inc., 12.25%, 11/1/09                      100,000       88,500
  Coinmach Corporation,
     11.75%, 11/15/05                                      50,000       50,500
  Saks Incorporated, 8.25%, 11/15/08                       50,000       35,750
------------------------------------------------------------------------------
  TOTAL                                                                321,250
------------------------------------------------------------------------------
  TOTAL CONSUMER CYCLICAL                                            1,360,727
------------------------------------------------------------------------------


  CONSUMER STAPLES (1.1%)
  CONSUMER PRODUCTS (0.1%)
  Applied Extrusion Tech, Inc.,
     10.75%, 7/1/11 (144A)                                100,000       99,500
------------------------------------------------------------------------------

  FOOD SERVICE (0.1%)
  Sbarro, Inc., 11.00%, 9/15/09                            75,000       68,250
------------------------------------------------------------------------------

  GAMING (0.7%)
  Aztar Corporation,
     9.00%, 8/15/11 (144A)                                 50,000       48,250
  Choctaw Resort Development,
     9.25%, 4/1/09 (144A)                                  50,000       49,500
  Herbst Gaming, Inc.,
     10.75%, 9/1/08 (144A)                                 75,000       69,375
  Hollywood Casino Corporation,
     13.00%, 8/1/06                                        55,000       47,025
  Hollywood Casino Shreveport,
     13.00%, 8/1/06 (144A)                                 50,000       41,500
  Jupiters Limited, 8.50%, 3/1/06                          50,000       48,500
  Las Vegas Sands, Inc., 12.25%, 11/15/04                  50,000       44,500
  Mandalay Resort Group, 10.25%, 8/1/07                    50,000       46,000
  MGM Mirage, Inc., 9.75%, 6/1/07                          50,000       49,000
------------------------------------------------------------------------------
  TOTAL                                                                443,650
------------------------------------------------------------------------------


  HEALTHCARE (0.1%)
  Stewart Enterprises,
     10.75%, 7/1/08 (144A)                                 50,000       53,000
------------------------------------------------------------------------------

  SOAPS & TOILETRIES (0.1%)
  Elizabeth Arden, Inc., 11.75%, 2/1/11                    50,000       47,000
------------------------------------------------------------------------------
  TOTAL CONSUMER STAPLES                                               711,400
------------------------------------------------------------------------------


                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  ENERGY (0.3%)
  BRL Universal Equipment,
     8.875%, 2/15/08                                       50,000     $ 49,500
  El Paso Energy LP,
     8.50%, 6/1/11 (144A)                                  75,000       75,375
  Hanover Equipment Trust,
     8.75%, 9/1/11 (144A)                                  50,000       50,000
  Key Energy Services, Inc.,
     8.375%, 3/1/08                                        50,000       48,750
------------------------------------------------------------------------------
  TOTAL ENERGY                                                         223,625
------------------------------------------------------------------------------


  FINANCE (1.0%)
  BANKS (0.2%)
  Sovereign Bancorp, 10.50%, 11/15/06                      50,000       53,750
  Sovereign Real Estate Investment
     Trust, 12.00%, 8/29/49 (144A)                        100,000      101,000
------------------------------------------------------------------------------
  TOTAL                                                                154,750
------------------------------------------------------------------------------


  FINANCE COMPANIES (0.7%)
  AmeriCredit Corp., 9.875%, 4/15/06                       50,000       42,500
  Finova Group, Inc., 7.50%, 11/15/09                     100,000       39,188
  IOS Capital, Inc., 9.75%, 6/15/04                       150,000      154,741
  Metris Companies, Inc.,
     10.125%, 7/15/06                                     100,000       85,000
  PDVSA Finance, Ltd., 1999-I,
     9.75%, 2/15/10                                       100,000      108,875
------------------------------------------------------------------------------
  TOTAL                                                                430,304
------------------------------------------------------------------------------


  FINANCIAL SERVICES (0.1%)
  Labranche & Company, Inc.,
     12.00%, 3/2/07                                        50,000       55,500
------------------------------------------------------------------------------
  TOTAL FINANCE                                                        640,554
------------------------------------------------------------------------------


  FROZEN SPECIALTIES (0.5%)
  Conagra Foods, Inc., 6.75%, 9/15/11                     300,000      308,165
------------------------------------------------------------------------------
  TOTAL FROZEN SPECIALTIES                                             308,165
------------------------------------------------------------------------------


  GROCERY STORES (0.2%)
  The Kroger Co., 6.80%, 4/1/11                           100,000      103,617
------------------------------------------------------------------------------
  TOTAL GROCERY STORES                                                 103,617
------------------------------------------------------------------------------


  MISCELLANEOUS (0.3%)
  R.E.I.T. (0.1%)
  Istar Financial, Inc., 8.75%, 8/15/08                    50,000       48,322
  Macerich Company,
     7.25%, 12/15/02 (144A)                                50,000       47,938
------------------------------------------------------------------------------
  TOTAL                                                                 96,260
------------------------------------------------------------------------------

ASSET ALLOCATION FUND

                         M A S O N   S T R E E T   F U N D S

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  REAL ESTATE (0.2%)
  Blum CB Corp., 11.25%, 6/7/11 (144A)                     75,000     $ 67,500
  Crescent Real Estate Equities,
     7.50%, 9/15/07                                        50,000       47,107
------------------------------------------------------------------------------
  TOTAL                                                                114,607
------------------------------------------------------------------------------
  TOTAL MISCELLANEOUS                                                  210,867
------------------------------------------------------------------------------


  TECHNOLOGY (2.0%)
  BROADCASTING (0.1%)
  XM Satellite Radio, Inc.,
     14.00%, 3/15/10                                      100,000       47,000
------------------------------------------------------------------------------

  CABLE (0.7%)
  Adelphia Communications
     Corporation, 10.25%, 6/15/11                          75,000       65,250
  Adelphia Communications
     Corporation, 10.875%, 10/1/10                         50,000       44,500
  British Sky Broadcasting Group PLC,
     6.875%, 2/23/09                                       50,000       46,830
  Charter Communications Holdings
     LLC, 9.625%, 11/15/09 (144A)                         100,000       95,000
  Charter Communications Holdings
     LLC, 11.125%, 1/15/11                                 25,000       25,313
  Echostar Broadband Corp.,
     10.375%, 10/1/07                                     100,000      101,000
  NTL Communications Corp.,
     11.50%, 10/1/08                                       50,000       25,000
+ NTL, Inc., 9.75%, 4/1/08                                 50,000       16,000
  Rogers Communications, Inc.,
     8.875%, 7/15/07                                       45,000       45,000
  Telewest Communications PLC,
     9.875%, 2/1/10                                        50,000       31,000
+ United Global Communications, Inc.,
     Series B, 10.75%, 2/15/08                             50,000       12,000
  United Pan-Europe Communications
     NV, 10.875%, 8/1/09                                   25,000        3,500
------------------------------------------------------------------------------
  TOTAL                                                                510,393
------------------------------------------------------------------------------


  ELECTRONICS (0.0%)
  Amkor Technology, Inc., 5.00%, 3/15/07                   50,000       30,438
------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (0.6%)
  Alamosa Delaware, Inc.,
     12.50%, 2/1/11                                        50,000       44,500
+ Alamosa PCS Holdings, Inc.,
     12.875%, 2/15/10                                      50,000       24,000
  Dobson Communications Corporation,
     10.875%, 7/1/10                                       50,000       51,125
+ Horizon PCS, Inc., 14.00%, 10/1/10                       50,000       20,000

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (CONTINUED)
+ IPCS, Inc., 14.00%, 7/15/10                              50,000     $ 25,000
  IWO Holdings, Inc., 14.00%, 1/15/11                      50,000       42,000
  Nextel Communications, Inc.,
     9.375%, 11/15/09                                     100,000       62,000
  Telecorp PCS, Inc., 10.625%, 7/15/10                     50,000       44,000
  Tritel PCS, Inc., 10.375%, 1/15/11                       50,000       42,500
+ US Unwired, Inc., 13.375%, 11/1/09                       50,000       26,000
------------------------------------------------------------------------------
  TOTAL                                                                381,125
------------------------------------------------------------------------------


  TELECOMMUNICATIONS WIRELESS: PAGING (0.0%)
  Arch Communications, Inc.,
     13.75%, 4/15/08                                       50,000          500
------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELESS: TOWERS (0.3%)
  American Tower Corp., 9.375%, 2/1/09                    125,000      104,687
  SBA Communications Corp.,
     10.25%, 2/1/09                                       100,000       80,000
+ Spectrasite Holdings, Inc.,
     12.875%, 3/15/10                                     150,000       39,000
------------------------------------------------------------------------------
  TOTAL                                                                223,687
------------------------------------------------------------------------------


  TELECOMMUNICATIONS WIRELINE: CLEC (0.2%)
  Adelphia Business Solutions, Inc.,
     12.25%, 9/1/04                                        50,000       28,000
+ GT Group Telecom, Inc.,
     13.25%, 2/1/10                                       100,000       20,000
  Intermedia Communications, Inc.,
     8.60%, 6/1/08                                         50,000       50,500
  McLeodUSA, Inc., 9.50%, 11/1/08                          50,000       13,000
++Winstar Communications, Inc.,
     12.75%, 4/15/10                                       75,000          750
------------------------------------------------------------------------------
  TOTAL                                                                112,250
------------------------------------------------------------------------------


  TELECOMMUNICATIONS WIRELINE: LONG HAUL (0.1%)
  Global Crossing Holdings, Ltd.,
     9.50%, 11/15/09                                       50,000       21,000
  Metromedia Fiber Network,
     10.00%, 11/15/08                                      50,000        6,000
  Williams Communications Group,
     10.875%, 10/1/09                                      50,000       20,750
------------------------------------------------------------------------------
  TOTAL                                                                 47,750
------------------------------------------------------------------------------
  TOTAL TECHNOLOGY                                                   1,353,143
------------------------------------------------------------------------------


  TRANSPORT & OTHER SERVICES (0.6%)
  PROFESSIONAL SERVICES (0.2%)
  Interim Services, Inc., 4.50%, 6/1/05                    60,000       46,950
  Kindercare Learning Centers, Inc.,
     9.50%, 2/15/09                                        75,000       68,250
------------------------------------------------------------------------------
  TOTAL                                                                115,200
------------------------------------------------------------------------------

                                                          ASSET ALLOCATION FUND

                                                              SEPTEMBER 30, 2001


                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  RAILROADS (0.1%)
  Railamerica Transportation Corp.,
     12.875%, 8/15/10                                      50,000   $   51,000
------------------------------------------------------------------------------

  TRUCKING & SHIPPING (0.3%)
  Eletson Holdings, 9.25%, 11/15/03                        50,000       49,000
  North American Van Lines,
     13.375%, 12/1/09 (144A)                              100,000       89,000
  Stena AB, 10.50%, 12/15/05                               50,000       46,750
  Teekay Shipping Corporation,
     8.875%, 7/15/11                                       50,000       49,500
------------------------------------------------------------------------------
  TOTAL                                                                234,250
------------------------------------------------------------------------------
  TOTAL TRANSPORT & OTHER SERVICES                                     400,450
------------------------------------------------------------------------------

  UTILITIES (1.1%)
  UTILITY - ELECTRIC (0.6%)
  AES Corporation, 9.375%, 9/15/10                         50,000       43,000
  AES Drax Energy, Ltd., 11.50%, 8/30/10                   47,000       46,530
  Calpine Corporation, 8.625%, 8/15/10                     25,000       24,442
  Calpine Corporation, 8.75%, 7/15/07                      50,000       49,107
  Edison Mission Energy,
     10.00%, 8/15/08 (144A)                                50,000       50,177
  Orion Power Holdings, Inc.,
     12.00%, 5/1/10                                        50,000       64,000
  PG&E National Energy Group,
     10.375%, 5/16/11 (144A)                               55,000       59,131
  USEC, Inc., 6.625%, 1/20/06                             100,000       95,507
------------------------------------------------------------------------------
  TOTAL                                                                431,894
------------------------------------------------------------------------------

  UTILITY - GARBAGE DISPOSAL (0.1%)
  Allied Waste North America, Inc.,
     7.875%, 1/1/09                                        50,000       48,500
  IT Group, Series B, 11.25%, 4/1/09                       50,000       45,000
------------------------------------------------------------------------------
  TOTAL                                                                 93,500
------------------------------------------------------------------------------

  UTILITY - GAS (0.2%)
  Amerigas Part/Eagle Finance Corp.,
     8.875%, 5/20/11 (144A)                                75,000       75,375
  EOTT Energy Partners LP,
     11.00%, 10/1/09                                       50,000       51,750
------------------------------------------------------------------------------
  TOTAL                                                                127,125
------------------------------------------------------------------------------

  UTILITY - WATER (0.2%)
  Azurix Corp., Series B, 10.75%, 2/15/10                 100,000      100,501
------------------------------------------------------------------------------
  TOTAL UTILITIES                                                      753,020
------------------------------------------------------------------------------
  Total BELOW INVESTMENT-GRADE BONDS
    (Cost $7,800,812)                                                7,252,557
------------------------------------------------------------------------------


  SHORT-TERM INVESTMENTS (15.4%)
  ELECTRICAL EQUIPMENT & SUPPLIES (1.2%)
^^General Electric Capital Corp.,
     3.4%, 10/1/01                                        800,000      800,000
------------------------------------------------------------------------------

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  FEDERAL & FEDERALLY-SPONSORED CREDIT (0.9%)
^^Federal Home Loan Discount Note,
     2.35%, 12/21/01                                      600,000   $  596,868
------------------------------------------------------------------------------

  MACHINERY INDUSTRIAL (2.8%)
^^John Deere Capital Corp.,
     3.50%, 10/12/01                                    1,900,000    1,897,968
------------------------------------------------------------------------------

  PERSONAL CREDIT INSTITUTIONS (3.4%)
  Variable Funding Capital,
     2.45%, 1/10/02                                     2,300,000    2,285,533
------------------------------------------------------------------------------

  SECURITY BROKERS & DEALERS (3.8%)
  Morgan Stanley Dean Witter,
     3.45%, 10/18/01                                    2,500,000    2,495,927
------------------------------------------------------------------------------

  SHORT TERM BUSINESS CREDIT (3.3%)
  Transamerica Financial Corporation,
     3.45%, 10/18/01                                    2,200,000    2,196,416
------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS
    (COST $10,271,329)                                              10,272,712
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (99.5%)
    (COST $67,750,477)^                                             66,511,879
------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (0.5%)                                343,042
------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                        $66,854,921
------------------------------------------------------------------------------

 *Non-Income Producing

 *PIK - Payment in Kind

  ADR - American Depositary Receipt

  IO - Interest Only Security

  144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 +Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++Defaulted Security

 oFair valued in accordance with the Board of Directors' approved procedures.

^^All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                              Unrealized
                                  Number of   Expiration     Appreciation
  Issuer                          Contracts       Date      (Depreciation)
--------------------------------------------------------------------------
  S&P 500(R)Index
     (Total notional value at
        9/30/01, $3,150,893)         12           12/01        $(19,793)

^ At September 30, 2001, the aggregate cost of securities for federal tax purposes was $67,750,477 and the net unrealized depreciation of investments based on that cost was $1,238,598 which is comprised of $5,016,953 aggregate gross unrealized appreciation and $6,255,551 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

                                                            HIGH YIELD BOND FUND

                         M A S O N   S T R E E T   F U N D S

   --------------------
   HIGH YIELD BOND FUND
   -----------------------------------------------------------------------------
   OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment-grade by the major rating agencies.

   PORTFOLIO: Diversified mix of below investment-grade fixed income securities, commonly known as "junk bonds."

   STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

   NET ASSETS:  $55.4 million
  ------------------------------------------------------------------------------

Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high yield portfolio, some defaults overtime are inevitable; high coupons and diversification across many holdings mitigate the impact of defaults on the total portfolio.

The Fund continues to perform significantly better than its benchmark, the Lehman Brothers High Yield Intermediate Market Index. However, both the Fund and the Index provided negative total returns for the 12 months ended September 2001. This is not unexpected at a time of turmoil in the economy and markets. Investors should remember that high yield bonds are a medium-risk asset class, with risk lower than stocks, but higher than investment-grade securities. Also, the negative total returns have been produced by falling bond prices, which are partially offset by interest income.

In September, the high yield market experienced its worst month since the Lehman Brothers High Yield Intermediate Market Index was established in 1983, erasing the strong return performance by high yield bonds during 2001 through the month of August. Problems that followed the tragic events of September 11 have created pronounced credit shocks for several industry groups that were already suffering from a slowing economy, such as airlines, lodging companies, suppliers to the automotive industry and some finance companies. Earnings reports to be released over the next few months will make the full impact of the crisis clearer, but it seems likely that the earnings weakness currently being experienced throughout the economy will continue into early 2002.

The Fund's strong relative performance can be attributed to an ongoing strategy of holding securities of the stronger companies within the high yield category and carefully monitoring industry exposure. Accordingly, there is an underweighted position in industries that are highly sensitive to economic trends, such as basic materials, manufacturing, aerospace and automotive. While the Fund has holdings in the telecommunications industry, most of its exposure is in the wireless segment, which has performed better than the wireline segment. The Fund has benefited from strong relative performance in the finance, utilities, health care and real estate sectors.

In this difficult environment, with high and rising default levels, the Fund's managers are placing increasing emphasis on defensive industry groups that are expected to perform relatively well in a slow economy. A higher than usual quality mix is being maintained; credit quality is analyzed carefully, and holdings of distressed companies are reduced or eliminated. An especially important consideration in selecting holdings is access to capital from banks and capital markets, since companies without adequate liquidity may run into financial difficulties in the event of a prolonged economic slowdown.

SECTOR ALLOCATION
9/30/01

Technology                                        26%
Consumer Cyclical                                 18%
Utilities                                         11%
Consumer Staples                                  10%
Finance                                            9%
Cash Equivalents                                   6%
Transport Services                                 6%
Basic Materials/Capital Goods                      6%
Real Estate/REITs                                  3%
Energy                                             3%
Other Assets                                       2%

Sector Allocation is based on invested assets. Sector Allocation is subject to change.

                                                            HIGH YIELD BOND FUND

                                                              SEPTEMBER 30, 2001

PERFORMANCE RELATIVE TO LEHMAN BROTHERS HIGH YIELD INTERMEDIATE MARKET INDEX


                                                 HIGH YIELD  LEHMAN BROTHERS
                                                 BOND FUND      HIGH YIELD
                 HIGH YIELD      HIGH YIELD       CLASS B      INTERMEDIATE
                  BOND FUND       BOND FUND      REDEMPTION       MARKET
                   CLASS A         CLASS B         VALUE          INDEX
-----------------------------------------------------------------------------
3/31/97             9,524          10,000                         10,000
9/30/97            11,082          11,595                         10,886
3/31/98            11,710          12,209                         11,447
9/30/98            10,573          10,987                         10,992
3/31/99            10,788          11,161                         11,449
9/30/99            10,867          11,205                         11,342
3/31/00            10,801          11,101                         11,252
9/30/00            11,071          11,340                         11,429
3/31/01            11,279          11,531                         11,519
9/30/01            10,611          10,796          10,663         10,726


TOTAL RETURN                                                 Average
                                                              Annual
                                              One             Since
For the periods ended September 30, 2001      Year          Inception*
-----------------------------------------------------------------------
High Yield Bond Fund
(Class A - without initial sales charge)     -4.15%            2.43%
-----------------------------------------------------------------------
Lehman Brothers High Yield
Intermediate Market Index                    -7.38%            1.57%
-----------------------------------------------------------------------

*Fund inception date is 3/31/97.  Returns are annualized.

The total return performance for the High Yield Bond Fund is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers Index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Fund. The Index cannot be invested in directly and does not include sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment-grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the Index excludes pay-in kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The Index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment-grade bonds.



SCHEDULE OF INVESTMENTS 9/30/01
                                                       Shares/Par Market Value
------------------------------------------------------------------------------
BONDS (86.2%) BASIC MATERIALS (2.0%)
METALS & MINING (1.6%) Great Central Mines, Ltd.,
     8.875%, 4/1/08                                       950,000     $883,500
------------------------------------------------------------------------------

  PAPER (0.4%)
  Caraustar Industries, Inc.,
     7.375%, 6/1/09                                       225,000      213,593
------------------------------------------------------------------------------
  TOTAL BASIC MATERIALS                                              1,097,093
------------------------------------------------------------------------------


  CAPITAL GOODS (3.8%)
  BUILDING & CONSTRUCTION (2.9%)
  Encompass Services Corp.,
    10.50%, 5/4/12 (144A)                                 650,000      442,000
  Integrated Electrical Services, Inc.,
     Series B, 9.375%, 2/1/09                             500,000      440,000
  United Rentals, Inc., 8.80%, 8/15/08                    300,000      262,500
  United Rentals, Inc.,
     10.75%, 4/15/08 (144A)                               450,000      445,500
------------------------------------------------------------------------------
  TOTAL                                                              1,590,000
------------------------------------------------------------------------------


  BUILDING - FOREST PRODUCTS (0.9%)
  Potlatch Corporation,
     10.00%, 7/15/11 (144A)                               500,000      505,000
------------------------------------------------------------------------------
  TOTAL CAPITAL GOODS                                                2,095,000
------------------------------------------------------------------------------


  CONSUMER CYCLICAL (17.4%)
  APPAREL, TEXTILE (2.0%)
  Guess ?, Inc., 9.50%, 8/15/03                           750,000      675,000
  Tommy Hilfiger USA, Inc.,
     6.50%, 6/1/03                                        200,000      189,242
  Tommy Hilfiger USA, Inc.,
     6.85%, 6/1/08                                        300,000      262,500
------------------------------------------------------------------------------
  TOTAL                                                              1,126,742
------------------------------------------------------------------------------


  AUTO & TRUCKS (1.0%)
  Avis Group Holdings, Inc.,
     11.00%, 5/1/09                                       550,000      566,500
------------------------------------------------------------------------------

  HOME CONSTRUCTION (2.6%)
  K. Hovanian Enterprises,
     10.50%, 10/1/07                                      500,000      505,000
  Meritage Corporation, 9.75%, 6/1/11                     500,000      462,500
  Schuler Homes,
     9.375%, 7/15/09 (144A)                               500,000      472,500
------------------------------------------------------------------------------
  TOTAL                                                              1,440,000
------------------------------------------------------------------------------

                                                            HIGH YIELD BOND FUND

                         M A S O N   S T R E E T   F U N D S

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  HOUSEHOLD APPLIANCES (1.2%)
  Rent-A-Center, Inc., 11.00%, 8/15/08                    200,000     $194,000
  Salton, Inc., 12.25%, 4/15/08                           600,000      483,000
------------------------------------------------------------------------------
  TOTAL                                                                677,000
------------------------------------------------------------------------------


  LEISURE RELATED (1.0%)
  Bally Total Fitness Holdings,
     Series D, 9.875%, 10/15/07                           550,000      544,500
------------------------------------------------------------------------------

  LODGING/RESORTS (2.0%)
  Extended Stay America,
     9.875%, 6/15/11 (144A)                               500,000      442,500
  Felcor Lodging Limited Partnership,
     9.50%, 9/15/08                                       450,000      384,750
  Meristar Hospitality Corp.,
     9.00%, 1/15/08 (144A)                                150,000      121,500
  Meristar Hospitality Corp.,
     9.125%, 1/15/11 (144A)                               200,000      158,000
------------------------------------------------------------------------------
  TOTAL                                                              1,106,750
------------------------------------------------------------------------------


  PRINTING & PUBLISHING (3.0%)
  Jostens, Inc., 12.75%, 5/1/10                           700,000      700,000
  Mail-Well, Inc., 5.00%, 11/1/02                         800,000      712,000
  Primedia, Inc.,
     8.875%, 5/15/11 (144A)                               300,000      225,000
------------------------------------------------------------------------------
  TOTAL                                                              1,637,000
------------------------------------------------------------------------------


  RETAIL - GENERAL (4.6%)
  Airgas, Inc., 9.125%, 10/1/11 (144A)                    300,000      303,000
  Autonation, Inc., 9.00%, 8/1/08 (144A)                  450,000      432,000
  Buhrmann US, Inc., 12.25%, 11/1/09                      850,000      752,251
  Coinmach Corporation,
     11.75%, 11/15/05                                     700,000      707,000
  Saks Incorporated, 8.25%, 11/15/08                      500,000      357,500
------------------------------------------------------------------------------
  TOTAL                                                              2,551,751
------------------------------------------------------------------------------
  TOTAL CONSUMER CYCLICAL                                            9,650,243
------------------------------------------------------------------------------


  CONSUMER STAPLES (9.7%)
  CONSUMER PRODUCTS (1.1%)
  Applied Extrusion Tech, Inc.,
     10.75%, 7/1/11 (144A)                                600,000      597,000
------------------------------------------------------------------------------

  FOOD SERVICE (0.7%)
  Sbarro, Inc., 11.00%, 9/15/09                           450,000      409,500
------------------------------------------------------------------------------

  GAMING (6.1%)
  Aztar Corporation,
     9.00%, 8/15/11 (144A)                                450,000      434,250
  Choctaw Resort Development,
     9.25%, 4/1/09 (144A)                                 450,000      445,500

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  GAMING (CONTINUED)
  Herbst Gaming, Inc.,
     10.75%, 9/1/08 (144A)                                450,000     $416,250
  Hollywood Casino Corporation,
     13.00%, 8/1/06                                       600,000      513,000
  Hollywood Casino Shreveport,
     13.00%, 8/1/06 (144A)                                150,000      124,500
  Jupiters Limited, 8.50%, 3/1/06                         250,000      242,500
  Las Vegas Sands, Inc.,
     12.25%, 11/15/04                                     550,000      489,500
  Mandalay Resort Group,
     7.625%, 7/15/13                                      450,000      354,375
  Mandalay Resort Group,
     10.25%, 8/1/07                                       100,000       92,000
  MGM Mirage, Inc., 9.75%, 6/1/07                         300,000      294,000
------------------------------------------------------------------------------
  TOTAL                                                              3,405,875
------------------------------------------------------------------------------


  HEALTHCARE (1.0%)
  Stewart Enterprises,
     10.75%, 7/1/08 (144A)                                500,000      530,000
------------------------------------------------------------------------------

  SOAPS & TOILETRIES (0.8%)
  Elizabeth Arden, Inc., 11.75%, 2/1/11                   450,000      423,000
------------------------------------------------------------------------------
  TOTAL CONSUMER STAPLES                                             5,365,375
------------------------------------------------------------------------------


  ENERGY (3.4%)
  OIL FIELD SERVICES (3.4%)
  BRL Universal Equipment,
     8.875%, 2/15/08                                      600,000      594,000
  El Paso Energy, L.P.,
     8.50%, 6/1/11 (144A)                                 550,000      552,750
  Hanover Equipment Trust,
     8.75%, 9/1/11 (144A)                                 300,000      300,000
  Key Energy Services, Inc.,
     8.375%, 3/1/08                                       450,000      438,750
------------------------------------------------------------------------------
  TOTAL                                                              1,885,500
------------------------------------------------------------------------------
  TOTAL ENERGY                                                       1,885,500
------------------------------------------------------------------------------


  FINANCE (7.7%)
  BANKS (1.6%)
  Sovereign Bancorp, 10.50%, 11/15/06                     500,000      537,500
  Sovereign Real Estate Investment
     Trust, 12.00%, 8/29/49 (144A)                        350,000      353,500
------------------------------------------------------------------------------
  TOTAL                                                                891,000
------------------------------------------------------------------------------


  FINANCE COMPANIES (5.4%)
  AmeriCredit Corp., 9.875%, 4/15/06                      400,000      340,000
  Finova Group, Inc., 7.50%, 11/15/09                     750,000      293,910
  IOS Capital, Inc., 9.75%, 6/15/04                       900,000      928,444
  Metris Companies, Inc.,
     10.125%, 7/15/06                                     800,000      680,000

                                                            HIGH YIELD BOND FUND

                                                              SEPTEMBER 30, 2001

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  FINANCE COMPANIES (CONTINUED)
  PDVSA Finance, Ltd., 1999-I,
     9.75%, 2/15/10                                       700,000   $  762,125
------------------------------------------------------------------------------
  TOTAL                                                              3,004,479
------------------------------------------------------------------------------


  FINANCIAL SERVICES (0.7%)
  Labranche & Company, Inc.,
     12.00%, 3/2/07                                       350,000      388,500
------------------------------------------------------------------------------
  TOTAL FINANCE                                                      4,283,979
------------------------------------------------------------------------------


  MISCELLANEOUS (2.7%)
  R.E.I.T. (1.0%)
  Istar Financial, Inc., 8.75%, 8/15/08                   300,000      289,931
  Macerich Company,
     7.25%, 12/15/02 (144A)                               250,000      239,688
------------------------------------------------------------------------------
  TOTAL                                                                529,619
------------------------------------------------------------------------------


  REAL ESTATE (1.7%)
  Blum CB Corp., 11.25%, 6/7/11 (144A)                    450,000      405,000
  Crescent Real Estate Equities,
     7.50%, 9/15/07                                       600,000      565,287
------------------------------------------------------------------------------
  TOTAL                                                                970,287
------------------------------------------------------------------------------
  TOTAL MISCELLANEOUS                                                1,499,906
------------------------------------------------------------------------------


  TECHNOLOGY (22.1%)
  BROADCASTING (0.5%)
  CD Radio, Inc., 14.50%, 5/15/09                         250,000       98,750
  XM Satellite Radio, Inc.,
     14.00%, 3/15/10                                      350,000      164,500
------------------------------------------------------------------------------
  TOTAL                                                                263,250
------------------------------------------------------------------------------

  CABLE (9.5%)
  Adelphia Communications
     Corporation, 7.875%, 5/1/09                          250,000      202,500
  Adelphia Communications
     Corporation, 10.25%, 6/15/11                         450,000      391,500
  Adelphia Communications
     Corporation, 10.875%, 10/1/10                        500,000      445,000
  British Sky Broadcasting Group PLC,
     6.875%, 2/23/09                                      250,000      234,150
  Charter Communications Holdings,
     LLC, 9.625%, 11/15/09 (144A)                         900,000      855,000
  Charter Communications Holdings,
     LLC, 11.125%, 1/15/11                                225,000      227,813
  Echostar Broadband Corp.,
     10.375%, 10/1/07                                   1,000,000    1,009,999
  International Cabletel, Inc.,
     11.50%, 2/1/06                                       150,000       78,000
  NTL Communications Corp.,
     11.50%, 10/1/08                                      500,000      250,000

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  CABLE (CONTINUED)
+ NTL, Inc., 9.75%, 4/1/08                                750,000   $  240,000
  Rogers Communications, Inc.,
     8.875%, 7/15/07                                      300,000      300,000
+ Telewest Communications PLC,
     9.25%, 4/15/09                                       300,000      106,500
  Telewest Communications PLC,
     9.875%, 2/1/10                                     1,100,000      682,000
+ United Global Communications,
     Inc., Series B, 10.75%, 2/15/08                      500,000      120,000
  United Pan-Europe Communications
     NV, 10.875%, 8/1/09                                  175,000       24,500
+ United Pan-Europe Communications
     NV, 13.75%, 2/1/10                                   200,000       11,000
------------------------------------------------------------------------------
  TOTAL                                                              5,177,962
------------------------------------------------------------------------------


  ELECTRONICS (0.3%)
  Amkor Technology, Inc.,
     5.00%, 3/15/07                                       300,000      182,625
------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (5.2%)
  Alamosa Delaware, Inc., 12.50%, 2/1/11                  200,000      178,000
+ Alamosa PCS Holdings, Inc.,
     12.875%, 2/15/10                                     300,000      144,000
  Dobson Communications Corporation,
     10.875%, 7/1/10                                      450,000      460,125
+ Horizon PCS, Inc., 14.00%, 10/1/10                      550,000      220,000
+ IPCS, Inc., 14.00%, 7/15/10                             450,000      225,000
  IWO Holdings, Inc., 14.00%, 1/15/11                     350,000      294,000
  Nextel Communications, Inc.,
     9.375%, 11/15/09                                   1,050,000      651,000
  Telecorp PCS, Inc., 10.625%, 7/15/10                    200,000      176,000
  Tritel PCS, Inc., 10.375%, 1/15/11                      450,000      382,500
+ US Unwired, Inc., 13.375%, 11/1/09                      300,000      156,000
------------------------------------------------------------------------------
  TOTAL                                                              2,886,625
------------------------------------------------------------------------------


  TELECOMMUNICATIONS WIRELESS: PAGING (0.0%)
  Arch Communications, Inc.,
     13.75%, 4/15/08                                      500,000        5,000
------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELESS: TOWERS (4.4%)
  American Tower Corp.,
     9.375%, 2/1/09                                     1,175,000      984,062
  Crown Castle International Corp.,
     10.75%, 8/1/11                                       750,000      688,125
  SBA Communications Corp.,
     10.25%, 2/1/09                                       600,000      480,000
+ Spectrasite Holdings, Inc.,
     11.25%, 4/15/09                                      400,000      116,000

HIGH YIELD BOND FUND

                         M A S O N   S T R E E T   F U N D S

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  TELECOMMUNICATIONS WIRELESS: TOWERS (CONTINUED)
+ Spectrasite Holdings, Inc.,
     12.875%, 3/15/10                                     750,000     $195,000
------------------------------------------------------------------------------
  TOTAL                                                              2,463,187
------------------------------------------------------------------------------


  TELECOMMUNICATIONS WIRELINE: CLEC (1.5%)
  Adelphia Business Solutions, Inc.,
     12.25%, 9/1/04                                       400,000      224,000
+ GT Group Telecom, Inc.,
     13.25%, 2/1/10                                       400,000       80,000
  Intermedia Communications, Inc.,
     8.60%, 6/1/08                                        400,000      404,000
  McLeodUSA, Inc., 9.50%, 11/1/08                         400,000      104,000
++Winstar Communications, Inc.,
     12.75%, 4/15/10                                      350,000        3,500
------------------------------------------------------------------------------
  TOTAL                                                                815,500
------------------------------------------------------------------------------


  TELECOMMUNICATIONS WIRELINE: LONG HAUL (0.7%)
  Global Crossing Holdings, Ltd.,
     9.50%, 11/15/09                                      500,000      210,000
  Global Crossing Holdings, Ltd.,
     9.625%, 5/15/08                                      100,000       43,000
  Metromedia Fiber Network,
     10.00%, 11/15/08                                     150,000       18,000
  Williams Communications Group,
     10.875%, 10/1/09                                     250,000      103,750
------------------------------------------------------------------------------
  TOTAL                                                                374,750
------------------------------------------------------------------------------
  TOTAL TECHNOLOGY                                                  12,168,899
 ------------------------------------------------------------------------------


  TRANSPORT & OTHER SERVICES (6.0%)
  PROFESSIONAL SERVICES (1.3%)
  Interim Services, Inc., 4.50%, 6/1/05                   400,000      313,000
  Kindercare Learning Centers, Inc.,
     9.50%, 2/15/09                                       450,000      409,500
------------------------------------------------------------------------------
  TOTAL                                                                722,500
------------------------------------------------------------------------------


  RAILROADS (1.2%)
  Railamerica Transportation Corp.,
     12.875%, 8/15/10                                     650,000      663,000
------------------------------------------------------------------------------

  TRUCKING - SHIPPING (3.5%)
  Eletson Holdings, Inc.,
     9.25%, 11/15/03                                      250,000      245,000
  North American Van Lines,
     13.375%, 12/1/09 (144A)                              750,000      667,500
  Stena AB, 10.50%, 12/15/05                              800,000      748,000
  Teekay Shipping Corporation,
     8.875%, 7/15/11                                      300,000      297,000
------------------------------------------------------------------------------
  TOTAL                                                              1,957,500
------------------------------------------------------------------------------
  TOTAL TRANSPORT & OTHER SERVICES                                   3,343,000
------------------------------------------------------------------------------

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  UTILITIES (11.4%)
  UTILITY - ELECTRIC (7.0%)
  The AES Corporation, 8.875%, 2/15/11                    200,000     $169,000
  The AES Corporation, 9.375%, 9/15/10                    100,000       86,000
  AES Drax Energy, Ltd.,
     11.50%, 8/30/10                                      750,000      742,499
  Calpine Corporation, 8.625%, 8/15/10                    475,000      464,407
  Calpine Corporation, 8.75%, 7/15/07                     200,000      196,429
  Edison Mission Energy,
     10.00%, 8/15/08 (144A)                               450,000      451,593
  Orion Power Holdings, Inc.,
     12.00%, 5/1/10                                       550,000      704,000
  PG&E National Energy Group,
     10.375%, 5/16/11 (144A)                              500,000      537,559
  USEC, Inc., 6.625%, 1/20/06                             600,000      573,044
------------------------------------------------------------------------------
  TOTAL                                                              3,924,531
------------------------------------------------------------------------------


  UTILITY - GARBAGE DISPOSAL (1.8%)
  Allied Waste North America, Inc.,
     7.875%, 1/1/09                                       400,000      388,000
  IT Group, Series B, 11.25%, 4/1/09                      650,000      585,000
------------------------------------------------------------------------------
  TOTAL                                                                973,000
------------------------------------------------------------------------------


  UTILITY - GAS (1.6%)
  Amerigas Partners/Eagle Finance
    Corp., 8.875%, 5/20/11 (144A)                         450,000      452,250
  EOTT Energy Partners, L.P.,
     11.00%, 10/1/09                                      400,000      414,000
------------------------------------------------------------------------------
  TOTAL                                                                866,250
------------------------------------------------------------------------------


  UTILITY - WATER (1.0%)
  Azurix Corp., Series B,
     10.75%, 2/15/10                                      550,000      552,750
------------------------------------------------------------------------------
  TOTAL UTILITIES                                                    6,316,531
------------------------------------------------------------------------------
  TOTAL BONDS
    (COST $53,148,287)                                              47,705,526
------------------------------------------------------------------------------


  PREFERRED STOCK (5.8%)
  CONSUMER CYCLICAL (0.3%)
  PRINTING & PUBLISHING (0.3%)
  Primedia, Inc. - Series D                                 4,000      160,000
------------------------------------------------------------------------------
  TOTAL CONSUMER CYCLICAL                                              160,000
------------------------------------------------------------------------------


  FINANCE (1.0%)
  BANKS (1.0%)
  California Federal Preferred Capital                     22,000      550,000
------------------------------------------------------------------------------
  TOTAL FINANCE                                                        550,000
------------------------------------------------------------------------------

                                                            HIGH YIELD BOND FUND

                                                              SEPTEMBER 30, 2001

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  TECHNOLOGY (4.5%)
  BROADCASTING (1.2%)
* Cumulus Media, Inc.                                       3,840   $  357,120
  Sinclair Capital                                          3,500      311,500
------------------------------------------------------------------------------
  TOTAL                                                                668,620
------------------------------------------------------------------------------


  CABLE (2.1%)
  CSC Holdings, Inc. - Series H                             9,500      978,500
  CSC Holdings, Inc. - Series M                             2,055      209,610
------------------------------------------------------------------------------
  TOTAL                                                              1,188,110
------------------------------------------------------------------------------


  TELECOMMUNICATIONS WIRELESS: TOWERS (0.7%)
* Crown Castle International Corp.                          4,590      367,200
------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELINE: CLEC (0.5%)
* Intermedia Communications, Inc.                           2,840      298,200
------------------------------------------------------------------------------
  TOTAL TECHNOLOGY                                                   2,522,130
------------------------------------------------------------------------------
  TOTAL PREFERRED STOCK
    (COST $3,682,268)                                                3,232,130
------------------------------------------------------------------------------


  COMMON STOCKS AND WARRANTS (0.2%)
  BASIC MATERIALS (0.0%)
  PAPER (0.0%)
* Asia Pulp & Paper, Ltd.                                     300            0
------------------------------------------------------------------------------
  TOTAL BASIC MATERIALS                                                      0
------------------------------------------------------------------------------


  Consumer Cyclical (0.0%)
  HOUSEHOLD APPLIANCES (0.0%)
* Samsonite Corporation                                       125          191
------------------------------------------------------------------------------
  LEISURE RELATED (0.0%)
* Hedstrom Holdings, Inc.                                  67,324            0
------------------------------------------------------------------------------

  PRINTING & PUBLISHING (0.0%)
* Jostens, Inc.                                               450        6,750
------------------------------------------------------------------------------
  TOTAL CONSUMER CYCLICAL                                                6,941
------------------------------------------------------------------------------


  TECHNOLOGY (0.1%)
  BROADCASTING (0.0%)
* XM Satellite Radio, Inc.                                    350        5,250
------------------------------------------------------------------------------

  CABLE (0.0%)
* RCN Corporation                                             944        3,021
------------------------------------------------------------------------------

  TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (0.1%)
* Horizon PCS, Inc.                                           550       27,500
  IWO Holdings, Inc. (144A)                                   350       24,500
------------------------------------------------------------------------------
  TOTAL                                                                 52,000
------------------------------------------------------------------------------


                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  TELECOMMUNICATIONS WIRELINE: CLEC (0.0%)
* GT Group Telecom, Inc.                                      400     $  6,000
* KMC Telecom Holdings, Inc.                                1,750           88
* McLeodUSA Incorporated - Class A                          4,107        3,162
------------------------------------------------------------------------------
  TOTAL                                                                  9,250
------------------------------------------------------------------------------


  TELECOMMUNICATIONS WIRELINE: LONG HAUL (0.0%)
* Viatel, Inc.                                              2,840            0
------------------------------------------------------------------------------
  TOTAL TECHNOLOGY                                                      69,521
------------------------------------------------------------------------------


  TRANSPORT & OTHER SERVICES (0.1%)
  PROFESSIONAL SERVICES (0.0%)
o*DecisionOne Corporation                                     923            0
------------------------------------------------------------------------------

  RAILROADS (0.1%)
* Railamerica, Inc.                                           650       39,000
------------------------------------------------------------------------------
  TOTAL TRANSPORT & OTHER SERVICES                                      39,000
------------------------------------------------------------------------------
  TOTAL COMMON STOCKS AND WARRANTS
    (COST $1,298,339)                                                  115,462
------------------------------------------------------------------------------


  MONEY MARKET INVESTMENTS (5.8%)
  ELECTRICAL EQUIPMENT & SUPPLIES (1.3%)
  General Electric Capital Corp.,
     3.40%, 10/1/01                                       700,000      700,000
------------------------------------------------------------------------------

  FINANCE LESSORS (4.5%)
  Receivable Capital Trust,
     2.71%, 10/25/01                                    2,500,000    2,495,483
------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $3,195,483)                                                3,195,483
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (98.0%)
    (COST $61,324,377)^                                             54,248,601
------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (2.0%)                              1,109,994
------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                        $55,358,595
------------------------------------------------------------------------------


* Non-Income Producing

**PIK - Payment in Kind

+ Step Bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++Defaulted Security

o Fair valued in accordance with the Board of Directors' approved procedures.

  144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

^ At September 30, 2001, the aggregate cost of securities for federal tax purposes was $61,324,377 and the net unrealized depreciation of investments based on that cost was $7,075,776 which is comprised of $977,478 aggregate gross unrealized appreciation and $8,053,254 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

MUNICIPAL BOND FUND

                         M A S O N   S T R E E T   F U N D S


   -------------------
   MUNICIPAL BOND FUND
   -----------------------------------------------------------------------------
   OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal obligations.

   PORTFOLIO: Diversified investment-grade bonds, with the ability to invest up to 20% of assets in lower-rated securities.

   STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

   NET ASSETS:  $58.7 million
   -----------------------------------------------------------------------------

The Municipal Bond Fund is managed with a balanced focus on income, total return, quality of securities and avoidance of federal income taxes. There are five major classes of securities in the Fund: revenue bonds, general obligation bonds, pre-refunded bonds, insured bonds and money market investments, which are cash equivalents. For revenue bonds, interest and principal is paid from revenue from a specific source, which the bonds fund, such as a tollway system or a municipal power agency. General obligation bonds are secured by the general credit of the issuing municipality, which can usually raise taxes as necessary to meet obligations. Insured bonds are guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation (MBIA) or the Financial Guaranty Insurance Company (FGIC).* Pre-refunded bonds are backed by an escrow of securities, usually U.S. Treasury securities. The securities in the escrow are selected to meet the interest payments and to pay off the pre-refunded bonds on their first call date.

As an asset class, municipal bonds have provided substantially better returns than equities over the last year, but have performed less well than taxable bonds, largely because falling interest rates have produced a very high level of new municipal bond issuances, many of which replaced higher cost issues. As the Federal Reserve has aggressively reduced short-term interest rates, the yield curve has become much steeper, meaning that the difference in yields on bonds with near-term maturities and longer-term bonds has become much greater.

The Fund continues to outperform its main benchmark, the Lehman Municipal Bond Index, largely because of its concentration in high-quality bonds. The spread between yields on high-quality bonds and riskier bonds is at the highest level in over five years, as investors seek quality at a time of economic uncertainty. The Fund has benefited also from a high level of holdings in the hospital sector, which has performed better than other bond categories. The Fund has no exposure to the New York/New Jersey Port Authority and is underweighted relative to its benchmark index in holdings of bonds issued in New York State. Although these bonds have come under pressure since the terrorist actions of September 11, no unusual losses in value are likely due to the essential nature of the facilities, large cash balances and reserves, the ability to raise fees or taxes and cut expenditures, and promised Federal government assistance. The Fund remains underweighted in high-tax, low-yield states such as California and New York and overweighted in low-tax, high-yield states such as Texas and Illinois.

* Insurance applies only to the prompt payment of principal and interest of the bonds in the Fund and does not remove the market risks associated with your investment. There is also no guarantee that the insurer will be able to meet its commitments.

Percentage Holdings
9/30/01

Insured Bonds                                     41%
Revenue Bonds                                     26%
Bonds with Other Credit Support                   14%
Pre-refunded Bonds                                13%
General Obligation Bonds                           6%

Percentage Holdings are based on invested assets. Percentage Holdings are subject to change.

                               MUNICIPAL BOND FUND

                                                              SEPTEMBER 30, 2001

PERFORMANCE RELATIVE TO LEHMAN BROTHERS
MUNICIPAL BOND INDEX

                                              MUNICIPAL
                                              BOND FUND     LEHMAN BROTHERS
                  MUNICIPAL     MUNICIPAL      CLASS B         MUNICIPAL
                  BOND FUND     BOND FUND    REDEMPTION          BOND
                   CLASS A       CLASS B        VALUE            INDEX
---------------------------------------------------------------------------
3/31/97             9,524        10,000                          10,000
9/30/97            10,263        10,735                          10,656
3/31/98            10,641        11,093                          11,071
9/30/98            11,118        11,552                          11,584
3/31/99            11,324        11,728                          11,758
9/30/99            11,064        11,420                          11,503
3/31/00            11,313        11,639                          11,747
9/30/00            11,810        12,111                          12,214
3/31/01            12,595        12,875                          13,031
9/30/01            13,076        13,333        13,123            13,484

TOTAL RETURN                                                   Average
                                                                Annual
                                               One              Since
For the periods ended September 30, 2001      Year            Inception*
-------------------------------------------------------------------------
Municipal Bond Fund
(Class A - without initial sales charge)       10.72%           7.30%
-------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                                     10.40%           6.86%
-------------------------------------------------------------------------
*Fund inception date is 3/31/97. Returns are annualized.

The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund. The Index cannot be invested in directly and does not include sales charges.

The Lehman Brothers Municipal Bond Index includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least one year; and been issued after December 31, 1990. As of September 30, 2001, the Index included 41,526 issues totaling over $785 billion in market value. The Index represents approximately 50% of the municipal bond market capitalization.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.



  SCHEDULE OF INVESTMENTS 9/30/01
                                                       Shares/Par Market Value
------------------------------------------------------------------------------
REVENUE BONDS (85.6%)
MUNICIPAL BONDS - REVENUE (85.6%)
CALIFORNIA (6.5%)
California Housing Finance Agency,
   5.75%, 2/1/29 RB, MBIA, AMT                            990,000   $1,023,977
Los Angeles, California Water &
   Power, 5.375%, 7/1/11 RB, MBIA                       1,500,000    1,645,890
Sacramento County, California
   Sanitation District,
   6.00%, 12/1/15 RB                                    1,000,000    1,144,700
------------------------------------------------------------------------------
TOTAL                                                                3,814,567
------------------------------------------------------------------------------

CONNECTICUT (2.1%)
Hartford, Connecticut Package
   System, 6.40%, 7/1/20 RB                             1,170,000    1,233,636
------------------------------------------------------------------------------

GEORGIA (2.1%)
Cartersville Development Authority
   Water & Waste Facility,
   7.40%, 11/1/10 RB, AMT                               1,000,000    1,212,290
------------------------------------------------------------------------------

ILLINOIS (10.4%)
Chicago, Illinois O'Hare
   International Airport,
   5.70%, 1/1/08 RB, MBIA, AMT                          1,000,000    1,038,550
Du Page Water Revenue,
   5.25%, 5/1/14 RB                                     1,500,000    1,534,110
Illinois State Sales Tax,
   6.375%, 6/15/17 RB                                   1,450,000    1,565,348
Metropolitan Fair & Exposition
   Illinois, 5.00%, 6/1/15 RB, BIGI                     1,000,000    1,000,140
University of Chicago - Series A,
   5.25%, 7/1/41                                        1,000,000      979,960
------------------------------------------------------------------------------
TOTAL                                                                6,118,108
------------------------------------------------------------------------------


INDIANA (4.2%)
Indiana State Toll Finance Authority,
   6.00%, 7/1/15 RB                                       100,000      100,097
Indiana State Toll Road Commission,
   9.00%, 1/1/15 RB                                     1,700,000    2,369,646
------------------------------------------------------------------------------
TOTAL                                                                2,469,743
------------------------------------------------------------------------------

IOWA (3.9%)
Cedar Rapids, Iowa First Mortgage
   Revenue, 9.00%, 7/1/25 RB, PR                        1,000,000    1,228,140
Iowa Finance Authority,
   5.875%, 2/15/20 RB, AMBAC                            1,000,000    1,069,070
------------------------------------------------------------------------------
TOTAL                                                                2,297,210
------------------------------------------------------------------------------

MUNICIPAL BOND FUND

                         M A S O N   S T R E E T   F U N D S

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  KENTUCKY (3.9%)
  Kentucky Higher Education Student
     Loan Corp., 5.15%, 6/1/02
     RB, GTD STD LNS                                    1,130,000   $1,150,702
  Louisville & Jefferson County,
     Kentucky Regional Airport
     Authority, 6.50%, 7/1/17
     RB, MBIA, AMT                                      1,000,000    1,141,740
------------------------------------------------------------------------------
  TOTAL                                                              2,292,442
------------------------------------------------------------------------------

  LOUISIANA (1.2%)
++East Baton Rouge Parish, Louisiana
     Pollution Control Revenue,
     Variable Coupon, 3/1/22 RB                           700,000      700,000
------------------------------------------------------------------------------

  MAINE (1.8%)
  Regional Waste System, Inc., Maine
     Solid Waste Resource Recovery,
     6.25%, 7/1/11 RB, AMT                              1,000,000    1,071,150
------------------------------------------------------------------------------

  MISSOURI (1.9%)
  Saline County, Missouri Industrial
     Development Authority,
     6.50%, 12/1/28 RB                                  1,150,000    1,114,419
------------------------------------------------------------------------------

  NEBRASKA (1.8%)
  Nebraska Investment Finance
     Authority, Single Family Housing,
     6.25%, 3/1/21 RB, GNMA,
     FNMA, FHLMC, AMT                                     990,000     1,038,63
------------------------------------------------------------------------------

  NEW YORK (5.4%)
  Metropolitan Transportation Authority,
     5.625%, 7/1/25 RB, MBIA                            1,000,000    1,048,410
  New York City Municipal Water
     Finance Authority,
     5.75%, 6/15/29 RB                                  1,000,000    1,072,920
  New York State Dormitory Authority,
     5.125%, 2/15/08 RB                                 1,000,000    1,067,110
------------------------------------------------------------------------------
  TOTAL                                                              3,188,440
------------------------------------------------------------------------------

  NORTH CAROLINA (5.6%)
  North Carolina Eastern Municipal
     Power Agency System,
     4.00%, 1/1/18 RB, PR                               1,780,000    1,619,480
  North Carolina Eastern Municipal
     Power Agency System,
     4.50%, 1/1/24 RB, PR                               1,790,000    1,677,785
------------------------------------------------------------------------------
  TOTAL                                                              3,297,265
------------------------------------------------------------------------------

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  OHIO (6.6%)
++Cleveland, Ohio Sewer District
     Revenue, 6.75%, 4/1/07 RB                             15,000   $   16,522
  Ohio Housing Finance Agency,
     5.625%, 9/1/16 RB, GNMA                            1,000,000    1,055,120
  Ohio Housing Finance Agency,
     6.20%, 9/1/14 RB, GNMA                               760,000      807,462
  Ohio State Water Development
     Authority, 4.30%, 6/1/33 RB                        2,000,000    1,997,660
------------------------------------------------------------------------------
  TOTAL                                                              3,876,764
------------------------------------------------------------------------------

  PENNSYLVANIA (6.8%)
  Pennsylvania Higher Education
     Authority, Variable Coupon,
     9/1/26 RB, AMBAC, AMT                              2,000,000    2,437,499
  Pennsylvania State Higher Education,
    6.00%, 1/15/31 RB                                   1,500,000    1,569,630
------------------------------------------------------------------------------
  TOTAL                                                              4,007,129
------------------------------------------------------------------------------

  RHODE ISLAND (1.9%)
  Providence, Rhode Island Public
     Building Authority,
     5.50%, 12/15/12 RB, AMBAC                          1,000,000    1,104,780
------------------------------------------------------------------------------

  SOUTH CAROLINA (2.0%)
  South Carolina State Public Service
     Authority, 5.342%, 6/30/06
     RB, MBIA                                           1,100,000    1,146,288
------------------------------------------------------------------------------

  SOUTH DAKOTA (2.8%)
  Rapid City, South Dakota Sales Tax
     Revenue, 5.50%, 6/1/11
     RB, AMBAC                                          1,505,000    1,621,352
------------------------------------------------------------------------------

  TEXAS (12.2%)
++Brazos River Authority, Texas
     Pollution Control Revenue,
     Variable Coupon, 6/1/30 RB                         1,700,000    1,700,000
  Brazos, Texas Higher Education
     Authority, 5.50%, 6/1/02 RB,
     GTD STD LNS, AMT                                     835,000      851,625
++Harris County, Texas Health Facility,
     5.55%, 2/15/22 RB, MBIA                              800,000      800,000
  Odessa, Texas Junior College District,
     8.125%, 12/1/18 RB, PR                             1,035,000    1,231,412
  Panhandle Texas Regional Housing
     Finance, 6.60%, 7/20/31
     RB, GNMA                                           1,000,000    1,102,230
  Texas Municipal Power Agency,
     4.75%, 9/1/12                                      1,500,000    1,506,645
------------------------------------------------------------------------------
  TOTAL                                                              7,191,912
------------------------------------------------------------------------------

                                                           MUNICIPAL BOND FUND

                                                            SEPTEMBER 30, 2001

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  UTAH (2.5%)
  Utah Water Finance Agency,
     5.00%, 10/1/26 RB                                  1,500,000   $1,469,580
------------------------------------------------------------------------------
  Total REVENUE BONDS
    (Cost $48,439,544)                                              50,265,714
------------------------------------------------------------------------------

  GENERAL OBLIGATION BONDS (20.6%)
  MUNICIPAL BOND - GENERAL OBLIGATION (20.6%)
  ALASKA (1.0%)
  North Slope, Alaska Capital
     Appreciation - Series B,
     0.00%, 6/30/05 GO                                    675,000      595,600
------------------------------------------------------------------------------

  DISTRICT OF COLUMBIA (1.8%)
  District of Columbia, 5.10%, 6/1/03
     GO, AMBAC                                          1,000,000    1,043,110
------------------------------------------------------------------------------

  ILLINOIS (7.2%)
+ Chicago, Illinois,
     0.00%, 1/1/17 GO, MBIA                             1,000,000      619,080
  Cook County, Illinois Community
     Consolidated School District #21,
     0.00%, 12/1/09 GO                                  1,230,000      870,065
  Cook County, Illinois School District,
     9.00%, 12/1/10 GO, FGIC                            1,000,000    1,363,630
  Lake County, Illinois Community
     High School District #117,
     0.00%, 12/1/06 GO, FGIC                            1,625,000    1,349,660
------------------------------------------------------------------------------
  TOTAL                                                              4,202,435
------------------------------------------------------------------------------

  NEBRASKA (2.1%)
  Omaha, Nebraska, 6.50%, 12/1/30 GO                    1,000,000    1,235,150
------------------------------------------------------------------------------
  NEW YORK (1.9%)
  New York, New York Series I,
     6.00%, 4/15/09 GO                                  1,000,000    1,099,550
------------------------------------------------------------------------------
  TEXAS (6.6%)
  Aldine, Texas Independent School
     District, 5.50%, 2/15/16 GO                        1,500,000    1,587,180
  Texas State Public Finance
     Authority, 0.00%, 10/1/04 GO                       1,700,000    1,551,114
  Wylie, Texas Independent School
     District, 0.00%, 8/15/08 GO, PSF                   1,000,000      753,300
------------------------------------------------------------------------------
  TOTAL                                                              3,891,594
------------------------------------------------------------------------------
  TOTAL GENERAL OBLIGATION BONDS
    (COST $11,599,020)                                              12,067,439
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (106.2%)
    (COST $60,038,564)^                                             62,333,153
------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (-6.2%)                            (3,622,772)
------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                       $ 58,710,381
------------------------------------------------------------------------------

^ At September 30, 2001, the aggregate cost of securities for federal tax purposes was $60,038,564 and the net unrealized appreciation of investments based on that cost was $2,294,589 which is comprised of $2,304,636 aggregate gross unrealized appreciation and $10,047 aggregate gross unrealized depreciation.

+ Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++All or a portion of the securities have been committed as collateral for when-issued securities.

  RB = Revenue Bond
  GO = General Obligation
  PR = Pre-refunded security will be called on the first call date
          (with certainty)
  AMT = Subject to the Alternative Minimum Tax

  Scheduled principal and interest payments are guaranteed by: AMBAC (AMBAC Indemnity Corporation) BIGI (Bond Investors Guarantee Insurance) FGIC (Financial Guaranty Insurance Company) FHLMC (Federal Home Loan Mortgage Corporation) FNMA (Federal National Mortgage Association) GNMA (Government National Mortgage Association) GTD STD LNS (Guaranteed Student Loans) MBIA (Municipal Bond Insurance Organization)

  The Accompanying Notes are an Integral Part of the Financial Statements.

SELECT BOND FUND

                         M A S O N   S T R E E T   F U N D S
   ----------------
   SELECT BOND FUND
   ----------------------------------------------------------------------------
   OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

   PORTFOLIO: Diversified investment-grade corporate, mortgage-backed, Treasury and government agency bonds, with maturities generally exceeding one year.

   STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

   NET ASSETS:  $63.7 million
   ----------------------------------------------------------------------------

The Select Bond Fund invests in high-quality debt securities, primarily government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

The Select Bond Fund has outperformed its benchmark over the past year, in large part because of correct positioning with regard to the yield curve, which has steepened dramatically during 2001. The Fund has been overweighted in bonds with shorter maturities, which have risen in price as short-term interest rates have dropped. Yields on bonds of longer duration, in which the Fund has been underweighted, have experienced little change, reflecting investor concerns about inflation and economic growth.

The market for mortgage-backed bonds is experiencing a wave of refinancings in response to falling interest rates. The Fund has benefited from a lower sensitivity to this trend because it's holdings in mortgage-related securities are concentrated in commercial mortgages, which often have steep prepayment penalties, and GNMA-backed securities, which tend to be more difficult to refinance.

The Select Bond Fund, Class A Share, had notable performance for one and three year periods ending September 30, 2001. The Fund was ranked 15 out of 177 and first out of 144 Corporate Debt Funds, respectively, according to Lipper.*

A key factor in the Fund's performance has been an emphasis on high-quality securities, which has proven advantageous, as credit problems caused by weakening demand have resulted in significant drops in the prices of lower-quality bonds. None of the securities in the Fund have experienced major credit problems during 2001.

* SOURCE: Lipper-Quarterly Taxable Fixed Income Fund Performance Analysis. The category ranked 177 and 144 Corporate Debt Funds by total return for the one and three year periods, respectively. The results include management fees, but do not include any sales charges.

PERCENTAGE HOLDINGS
9/30/01

Government and Government Agencies, including FNMA and GNMA   41%
Corporate Bonds                                               32%
Short-term Investments                                        14%
Commercial Mortgage-Backed and Asset-Backed Securities        13%

Percentage Holdings are based on invested assets.


The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Fund's stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.

Percentage Holdings are subject to change.

                                                                SELECT BOND FUND

                                                              SEPTEMBER 30, 2001

PERFORMANCE RELATIVE TO MERRILL LYNCH DOMESTIC MASTER INDEX

                                               SELECT
                                              BOND FUND      MERRILL
                   SELECT        SELECT        CLASS B    LYNCH DOMESTIC
                  BOND FUND     BOND FUND    REDEMPTION       MASTER
                   CLASS A       CLASS B        VALUE         INDEX
------------------------------------------------------------------------
3/31/97             9,524        10,000                       10,000
9/30/97            10,358        10,838                       10,712
3/31/98            10,677        11,134                       11,205
9/30/98            10,743        11,165                       11,955
3/31/99            11,168        11,569                       11,934
9/30/99            11,261        11,627                       11,908
3/31/00            11,420        11,741                       12,167
9/30/00            11,954        12,263                       12,733
3/31/01            12,941        13,227                       13,679
9/30/01            13,577        13,840        13,642         14,395

Total Return                                                    Average
                                                                 Annual
                                               One               Since
For the periods ended September 30, 2001       Year            Inception*
-----------------------------------------------------------------------------
Select Bond Fund
(Class A - without initial sales charge)       13.58%             8.20%
-----------------------------------------------------------------------------
Merrill Lynch
Domestic Master Index                          13.05%             8.42%
-----------------------------------------------------------------------------
*Fund inception date is 3/31/97. Returns are annualized.

Since the Fund invests broadly in U.S. government, mortgage and corporate bonds, the graph depicts an appropriate comparison to the Merrill Lynch Domestic Master Index. The Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.



  SCHEDULE OF INVESTMENTS 9/30/01
                                                       Shares/Par Market Value
  ----------------------------------------------------------------------------
  CORPORATE BONDS (33.7%)
  AEROSPACE - DEFENSE (3.4%)
  Boeing Capital Corporation,
     6.10%, 3/1/11                                      1,000,000   $  978,137
  Lockheed Martin Corporation,
     8.20%, 12/1/09                                       500,000      566,042
  Northrop Grumman Systems
     Corporation, 7.125%, 2/15/11                         600,000      628,046
------------------------------------------------------------------------------
  TOTAL                                                              2,172,225
------------------------------------------------------------------------------

  AUTO RELATED (2.6%)
  General Motors Acceptance
     Corporation, 6.875%, 9/15/11                         100,000       98,060
  General Motors Acceptance
     Corporation, 7.25%, 3/2/11                           500,000      505,793
  Toyota Motor Credit Corporation,
     5.65%, 1/15/07                                     1,000,000    1,028,606
------------------------------------------------------------------------------
  TOTAL                                                              1,632,459
------------------------------------------------------------------------------

  BEVERAGES, MALT BEVERAGES (5.5%)
  Anheuser-Busch Companies, Inc.,
     7.00%, 12/1/25                                       720,000      726,389
  Anheuser-Busch Companies, Inc.,
     7.50%, 3/15/12                                       375,000      430,380
  Coca-Cola Enterprises,
     5.375%, 8/15/06                                      250,000      255,148
  Coca-Cola Enterprises,
     5.75%, 3/15/11                                     1,000,000    1,004,426
  Coca-Cola Enterprises,
     6.125%, 8/15/11                                      250,000      253,437
  Fosters Finance Corporation,
     6.875%, 6/15/11 (144A)                               800,000      825,336
------------------------------------------------------------------------------
  TOTAL                                                              3,495,116
------------------------------------------------------------------------------

  BROAD WOVEN FABRIC MILLS, MANMADE (0.2%)
+ Polysindo International Finance,
     11.375%, 6/15/06                                     800,000       96,000
------------------------------------------------------------------------------

  CHEMICALS & ALLIED PRODUCTS (1.0%)
  Dow Chemical, 6.125%, 2/1/11                            650,000      655,465
------------------------------------------------------------------------------

  COMMERCIAL BANKS (1.8%)
  Bank of America Corporation,
     7.40%, 1/15/11                                       133,000      145,189
  Citigroup, Inc., 6.50%, 1/18/11                         333,000      347,485
  Nationsbank Lease Pass Through
     Trust, Series 1997-A,
     Class 1, 7.442%, 1/10/11 (144A)                      446,563      480,507
  Wells Fargo Bank, 6.45%, 2/1/11                         150,000      155,240
------------------------------------------------------------------------------
  TOTAL                                                              1,128,421
------------------------------------------------------------------------------

SELECT BOND FUND

                         M A S O N   S T R E E T   F U N D S

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  DEPARTMENT STORES (1.2%)
  Target Corporation, 7.00%, 7/15/31                      750,000  $   752,867
------------------------------------------------------------------------------
  ELECTRIC SERVICES (2.2%)
  Exelon Generation Co. LLC,
     6.95%, 6/15/11 (144A)                              1,080,000    1,123,661
  South Carolina Electric & Gas,
     6.125%, 3/1/09                                       250,000      252,010
------------------------------------------------------------------------------
  TOTAL                                                              1,375,671
------------------------------------------------------------------------------

  FOODS (1.9%)
  Conagra Foods, Inc., 6.75%, 9/15/11                     700,000      719,051
  Sara Lee Corporation, 6.25%, 9/15/11                    500,000      509,159
------------------------------------------------------------------------------
  TOTAL                                                              1,228,210
------------------------------------------------------------------------------

  GROCERY STORES (0.8%)
  The Kroger Co., 6.80%, 4/1/11                           500,000      518,087
------------------------------------------------------------------------------

  METAL MINING (0.5%)
  Rio Tinto Finance, Ltd., 5.75%, 7/3/06                  300,000      310,741
------------------------------------------------------------------------------

  OFFICE MACHINES (0.6%)
  Pitney Bowes Credit Corp.,
     5.75%, 8/15/08                                       400,000      401,796
------------------------------------------------------------------------------

  OIL & GAS EXTRACTION (0.8%)
  Chevron Corporation, 6.625%, 10/1/04                    500,000      535,624
------------------------------------------------------------------------------

  PHARMACEUTICALS (7.1%)
  American Home Products Co.,
     6.70%, 3/15/11                                       750,000      787,441
  Bristol-Myers Squibb, 5.75%, 10/1/11                    500,000      508,805
  Eli Lilly & Co., 5.50%, 7/15/06                         600,000      616,959
  Johnson & Johnson, 6.625%, 9/1/09                       700,000      743,438
  Johnson & Johnson, 6.95%, 9/1/29                        400,000      421,016
  Merck & Co., Inc., 5.95%, 12/1/28                       937,000      867,594
  Pfizer, Inc., 5.625%, 2/1/06                            550,000      567,926
------------------------------------------------------------------------------
  TOTAL                                                              4,513,179
------------------------------------------------------------------------------

  RETAIL-MISCELLANEOUS SHOPPING GOODS STORES (1.1%)
  LB Mortgage Trust, Series 1991-2,
     Class A3, 8.3962%, 1/20/17                           498,229      563,798
  Wal-Mart Canada, 5.58%, 5/1/06 (144A)                   150,000      154,975
------------------------------------------------------------------------------
  TOTAL                                                                718,773
------------------------------------------------------------------------------

  TOBACCO PRODUCTS (1.6%)
  Philip Morris Companies, Inc.,
     7.75%, 1/15/27                                     1,000,000    1,010,598
------------------------------------------------------------------------------

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  TRANSPORTATION SERVICES (1.4%)
  United Parcel Service, 8.375%, 4/1/20                   750,000     $886,872
------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
    (COST $21,320,367)                                              21,432,104
------------------------------------------------------------------------------

  GOVERNMENT (DOMESTIC AND FOREIGN)
    AND AGENCY BONDS (43.0%)
  FEDERAL GOVERNMENT & AGENCIES (43.0%)
  Aid-Israel, 0.00%, 11/1/24                            1,500,000      363,914
  Federal Home Loan Bank,
     5.54%, 1/8/09                                        300,000      309,790
  Federal Home Loan Mortgage
     Corporation, 7.50%, 10/1/27                          641,354      671,436
  Federal National Mortgage
     Association, 5.97%, 10/1/08                          379,534      393,853
  Federal National Mortgage
     Association, 6.22%, 2/1/06                           468,509      493,378
  Federal National Mortgage
     Association, 6.265%, 10/1/08                         241,494      254,190
  Federal National Mortgage
     Association, 6.39%, 4/1/08                           471,665      499,643
  Federal National Mortgage
     Association, 7.36%, 4/1/11                           449,350      499,894
  Federal National Mortgage
     Association, 11.00%, 12/1/12                          11,520       13,313
  Federal National Mortgage
     Association, 11.00%, 9/1/17                          100,757      116,834
  Federal National Mortgage
     Association, 11.00%, 12/1/17                          30,594       35,543
  Federal National Mortgage
     Association, 11.00%, 2/1/18                           44,089       51,206
  Federal National Mortgage
     Association, 11.50%, 4/1/18                           52,537       61,707
  Federal National Mortgage
     Association, 12.00%, 9/1/12                          115,813      136,003
  Federal National Mortgage
     Association, 12.00%, 12/1/12                          24,889       29,393
  Federal National Mortgage
     Association, 12.00%, 9/1/17                           33,005       39,158
  Federal National Mortgage
     Association, 12.00%, 10/1/17                          35,487       42,103
  Federal National Mortgage
     Association, 12.00%, 12/1/17                          29,612       35,186
  Federal National Mortgage
     Association, 12.00%, 2/1/18                           44,169       52,445
  Federal National Mortgage
     Association, 12.25%, 1/1/18                           17,345       20,634
  Federal National Mortgage
     Association, 12.50%, 4/1/18                           24,042       28,747

                                                                SELECT BOND FUND

                                                              SEPTEMBER 30, 2001

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  FEDERAL GOVERNMENT & AGENCIES (CONTINUED)
  Federal National Mortgage
     Association, 13.00%, 11/1/12                          15,467   $   18,516
  Federal National Mortgage
     Association, 13.00%, 11/1/17                          39,891       48,251
  Federal National Mortgage
     Association, 13.00%, 12/1/17                          24,154       29,188
  Federal National Mortgage
     Association, 13.00%, 2/1/18                           51,723       62,510
  Federal National Mortgage
     Association, 14.00%, 12/1/17                          15,683       19,387
  Government National Mortgage
     Association, 6.00%, 10/1/25                        3,500,000    3,507,657
  Government National Mortgage
     Association, 7.50%, 6/15/28                          238,728      249,175
  Government National Mortgage
     Association, 8.00%, 12/15/26                         233,775      246,593
  Government National Mortgage
     Association, 8.00%, 7/15/27                          157,588      166,106
  Government National Mortgage
     Association, 11.00%, 1/15/18                         221,400      250,953
  Housing & Urban Development,
     6.08%, 8/1/13                                        750,000      783,801
  Iroquois Trust, Series 1997-2, Class A,
     6.752%, 6/25/07 (144A)                                37,383       37,816
  United States Treasury Bond,
     5.375%, 2/15/31                                    1,000,000      993,750
  US Treasury, 3.875%, 6/30/03                             95,000       96,773
  US Treasury, 4.625%, 2/28/03                          1,400,000    1,437,960
  US Treasury, 4.625%, 5/15/06                          3,131,000    3,241,562
  US Treasury, 5.625%, 11/30/02                         3,000,000    3,103,983
  US Treasury, 5.75%, 11/15/05                          2,104,000    2,263,938
  US Treasury, 6.25%, 5/15/30                             457,000      508,591
  US Treasury Inflation Index Bond,
     3.375%, 1/15/07                                    1,302,955    1,340,415
  US Treasury Inflation Index Bond,
     3.625%, 1/15/08                                    1,101,170    1,142,464
  US Treasury Inflation Index Bond,
     3.875%, 4/15/29                                    1,028,052    1,103,871
  US Treasury Inflation Index Bond,
     5.00%, 2/15/11                                     1,924,000    1,978,188
  Vendee Mortgage Trust, Series
     1998-3, Class E, 6.50%, 3/15/29                      250,000      246,440
  Vendee Mortgage Trust,
     Series 1999-1, Class SIO,
     .17475%, 1/15/29 IO                               57,797,527      364,367
------------------------------------------------------------------------------
  TOTAL GOVERNMENT
    (DOMESTIC AND FOREIGN)
    AND AGENCY BONDS
    (COST $26,549,158)                                              27,390,625
------------------------------------------------------------------------------

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  MORTGAGE-BACKED AND
  ASSET-BACKED SECURITIES (14.0%)
  COMMERCIAL MORTGAGES (10.8%)
  Asset Securitization Corporation,
     Series 1996-MD6, Class CS1,
     1.6317%, 11/13/26 IO                               7,821,269   $  127,740
  Asset Securitization Corporation,
     Series 1996-MD6, Class CS2,
     1.098%, 11/13/26 IO                                8,000,000      223,348
Asset Securitization Corporation,
     Series 1997-D5, Class A3,
     7.1141%, 2/14/41                                     450,000      463,147
  Chase Commercial Mortgage Securities
     Corporation, Series 1997-2,
     Class A2, 6.60%, 11/19/07                            500,000      531,295
  Chase Commercial Mortgage Securities
     Corporation, Series 1997-2,
     Class B, 6.60%, 11/19/07                             500,000      525,504
  Commercial Mortgage Acceptance
     Corporation, Series 1997-ML1,
     Class B, 6.6437%, 12/15/07                           500,000      520,095
  Credit Suisse First Boston Mortgage
     Securities Corporation,
     Series 1997-C1, Class A2,
     7.26%, 6/20/07 (144A)                                229,727      247,166
  Credit Suisse First Boston Mortgage
     Securities Corporation,
     Series 1997-C1, Class B,
     7.28%, 6/20/07 (144A)                                250,000      269,235
  Criimi Mae Commercial Mortgage
     Trust, Series 1998-C1, Class A1,
     7.00%, 11/2/06 (144A)                                500,000      528,341
  Criimi Mae Commercial Mortgage
     Trust, Series 1998-C1, Class B,
     7.00%, 11/2/11 (144A)                                600,000      604,377
  DLJ Commercial Mortgage
     Corporation, Series 1998-CF1,
     Class S, .7003%, 1/15/18 IO                       19,270,356      649,591
  DLJ Mortgage Acceptance
     Corporation, Series 1994-MF11,
     Class A2, 8.10%, 6/18/04                             350,000      349,647
  DLJ Mortgage Acceptance Corporation,
     Series 1997-CF2, Class S,
     .3516%, 10/15/17 IO (144A)                        27,882,274      566,300
  Midland Realty Acceptance
     Corporation, Series 1996-C2,
     Class AEC, 1.3534%, 1/25/29
     IO (144A)                                          7,846,707      435,247
  Mortgage Capital Funding, Inc.,
     Series 1997-MC1, Class A3,
     7.288%, 3/20/07                                      400,000      435,646

SELECT BOND FUND

                         M A S O N   S T R E E T   F U N D S

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  COMMERCIAL MORTGAGES (CONTINUED)
  Nomura Asset Securities Corporation,
     Series 1998-D6, Class A2,
     6.9931%, 3/17/28                                     200,000   $  211,549
  RMF Commercial Mortgage
     Pass-Through, Series 1997-1,
     Class F, 7.471%, 1/15/19 (144A)                      400,000      240,000
------------------------------------------------------------------------------
  TOTAL                                                              6,928,228
------------------------------------------------------------------------------

  CREDIT CARD ASSET BACKED (0.1%)
  Heilig-Meyers Master Trust,
     Series 1998-1A, Class A,
     6.125%, 1/20/07 (144A)                               234,183       53,862
------------------------------------------------------------------------------

  FRANCHISE LOAN RECEIVABLES (1.8%)
  Enterprise Mortgage Acceptance
     Company, Series 1998-1, Class A2,
     6.38%, 4/15/07 (144A)                                400,000      396,548
  Enterprise Mortgage Acceptance
     Company, Series 1998-1, Class IO,
     1.5443%, 1/15/23 IO (144A)                        12,614,468      621,893
  FMAC Loan Receivables Trust,
     Series 1998-A, Class A1,
     6.20%, 9/15/20 (144A)                                 43,308       43,200
  Global Franchise Trust, Series 1998-1,
     Class A1, 6.349%, 4/10/04 (144A)                     116,859      117,412
------------------------------------------------------------------------------
  TOTAL                                                              1,179,053
------------------------------------------------------------------------------

  MANUFACTURED HOUSING (0.8%)
  Mid-State Trust, Series 6, Class A3,
     7.54%, 7/1/35                                        467,520      485,343
------------------------------------------------------------------------------

  MOTORCYCLE DEALERS (0.3%)
  Harley-Davidson Eaglemark
     Motorcycle Trust, Series 1998-2,
     Class A2, 5.87%, 4/15/04                             166,880      169,859
------------------------------------------------------------------------------

  RESIDENTIAL MORTGAGES (0.2%)
  Blackrock Capital Finance L.P.,
     Series 1997-R1, Class B3,
     7.75%, 3/25/37 (144A)                                313,529       54,868
  Blackrock Capital Finance L.P.,
     Series 1997-R3, Class B3,
     7.25%, 11/25/28 (144A)                               466,535       69,980
------------------------------------------------------------------------------
  TOTAL                                                                124,848
------------------------------------------------------------------------------
  TOTAL MORTGAGE-BACKED AND
    ASSET-BACKED SECURITIES
    (COST $9,998,010)                                                8,941,193
------------------------------------------------------------------------------

                                                       Shares/Par Market Value
------------------------------------------------------------------------------
  Money Market Investments (14.1%)
  FEDERAL GOVERNMENT & AGENCIES (0.8%)
  Federal Home Loan Discount Note,
     2.35%, 12/21/01                                      500,000   $  497,390
------------------------------------------------------------------------------

  FINANCE LESSORS (3.9%)
  Receivable Capital Trust,
     2.71%, 10/25/01                                    2,500,000    2,495,483
------------------------------------------------------------------------------

  MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (7.0%)
++CIT Group, Inc., 2.65%, 10/26/01                      2,500,000    2,495,399
++National Rural Utility District,
     2.68%, 10/24/01                                    2,000,000    1,996,576
------------------------------------------------------------------------------
  TOTAL                                                              4,491,975
------------------------------------------------------------------------------

  SECURITY BROKERS & DEALERS (2.4%)
  Morgan Stanley Dean Witter,
     3.45%, 10/18/01                                    1,500,000    1,497,556
------------------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $8,982,371)                                                8,982,404
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (104.8%)
    (COST $66,849,906)^                                             66,746,326
------------------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (-4.8%)                           (3,065,803)
------------------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                                       $ 63,680,523
==============================================================================

  144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

  IO - Interest Only Security

+ Defaulted Security

++All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                  Unrealized
                               Number of         Expiration      Appreciation
  Issuer                       Contracts            Date        (Depreciation)
------------------------------------------------------------------------------
  U.S. Long Bond
       (Total notional value at
          9/30/01, $3,152,813)     30               12/01          $(12,188)

^ At September 30, 2001, the aggregate cost of securities for federal tax purposes was $66,849,906 and the net unrealized depreciation of investments based on that cost was $103,580 which is comprised of $2,034,034 aggregate gross unrealized appreciation and $2,137,614 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

                          SMALL CAP GROWTH STOCK FUND

                                                              SEPTEMBER 30, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
-------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $10,361,098)                                     $9,478,445
Money Market Investments (cost $2,491,343)                            2,491,451
-------------------------------------------------------------------------------
                                                                     11,969,896
-------------------------------------------------------------------------------
Cash                                                                     64,982
Due from Sale of Securities                                              44,234
Due from Sale of Fund Shares                                             31,507
Futures Variation Margin                                                 24,250
Due from Investment Advisor                                               2,441
Dividends Receivable                                                      1,512
-------------------------------------------------------------------------------
     TOTAL ASSETS                                                    12,138,822
-------------------------------------------------------------------------------
LIABILITIES
Other Accrued Liabilities                                                55,174
Due on Purchase of Securities                                            35,700
Accrued Distribution Fees                                                14,647
Due on Redemption of Fund Shares                                          4,578
Accrued Administrative Fees                                               3,457
-------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                  113,556
-------------------------------------------------------------------------------
NET ASSETS                                                          $12,025,266
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 1,128,606 shares outstanding)                              $13,991,513
Undistributed Net Investment Loss                                      (60,902)
Undistributed Accumulated Net
  Realized Loss on Investments                                      (1,098,094)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                               (882,545)
  Index Futures Contracts                                                75,294
-------------------------------------------------------------------------------
NET ASSETS FOR 1,128,606
  SHARES OUTSTANDING                                                $12,025,266
===============================================================================
Per Share of Class A (Based on 895,200
  Shares Issued and Outstanding):
     OFFERING PRICE                                                      $11.20
===============================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $10.67
===============================================================================
Per Share of Class B (Based on 233,406
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $10.60
===============================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2001
-------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                              $36,292
  Dividends                                                               6,633
-------------------------------------------------------------------------------
     TOTAL INCOME                                                        42,925
-------------------------------------------------------------------------------
Expenses
  Management Fees                                                        59,208
  Transfer Agent Fees                                                    25,161
  Shareholder Servicing Fees                                             17,414
  Distribution Fees:
     Class A                                                              5,582
     Class B                                                             10,373
  Custodian Fees                                                         13,283
  Registration Fees                                                      12,741
  Audit Fees                                                              7,744
  Administrative Fees                                                     6,966
  Shareholder Reporting Fees                                              6,635
  Directors Fees                                                          2,884
  Professional Fees                                                       2,436
  Other Expenses                                                            554
-------------------------------------------------------------------------------
     TOTAL EXPENSES                                                     170,981
-------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                               (64,629)
       Custodian Fees Paid Indirectly                                   (2,525)
-------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                 103,827
-------------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                  (60,902)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
  Investment Securities                                               (602,864)
  Index Futures Contracts                                              (70,136)
-------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS
  FOR THE PERIOD                                                      (673,000)
-------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                            (459,005)
     Index Futures Contracts                                             71,494
-------------------------------------------------------------------------------
       NET CHANGE IN UNREALIZED DEPRECIATION
       OF INVESTMENTS FOR THE PERIOD                                  (387,511)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                             (1,060,511)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $(1,121,413)
-------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                          SMALL CAP GROWTH STOCK FUND

                      M A S O N   S T R E E T   F U N D S

STATEMENT OF CHANGES IN NET ASSETS
                                                For the
                                           Six Months Ended          For the
                                          September 30, 2001        Year Ended
                                              (Unaudited)         March 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Loss                         $(60,902)          $(124,697)
     Net Realized Loss on Investments            (673,000)           (170,351)
     Net Change in Unrealized Depreciation
       of Investments for the Period             (387,511)         (3,025,050)
-------------------------------------------------------------------------------
       Net Decrease in Net Assets
          Resulting from Operations            (1,121,413)         (3,320,098)
-------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -         (1,775,175)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -           (382,146)
-------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -         (2,157,321)
-------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 65,272
       and 216,660 Shares                          823,236           3,708,590
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 139,922 shares)                            -           1,759,096
     Payments for 40,589 and 62,204
       Shares Redeemed                           (511,059)         (1,019,323)
-------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (24,683 and 294,378 shares)              312,177           4,448,363
-------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 30,214
       and 77,030 Shares                           376,899           1,250,284
     Proceeds from Shares Issued on Reinvestment
       of Distributions Paid (0 and 29,880 shares)       0             376,292
     Payments for 4,128 and 7,298 Shares Redeemed (52,924)           (113,119)
-------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
          Class B Fund Share Transactions
          (26,086 and 99,612 shares)               323,975           1,513,457
-------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS        (485,261)             484,401
NET ASSETS
  Beginning of Period                           12,510,527          12,026,126
-------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $(60,902) AND $0, RESPECTIVELY)           $12,025,266         $12,510,527
-------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                          SMALL CAP GROWTH STOCK FUND

                               SEPTEMBER 30, 2001

FINANCIAL HIGHLIGHTS



                                                                                            CLASS A        CLASS A        CLASS A
                                                                                         ------------   ------------   ------------
                                                                                          For the Six                 For the Period
                                                                                         Months Ended      For the    July 12, 1999+
                                                                                         September 30,   Year Ended       through
                                                                                             2001         March 31,      March 31,
(For a share outstanding throughout the period)                                           (Unaudited)       2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                                        $11.61         $17.59         $10.00
     Income from Investment Operations:
       Net Investment Loss                                                                    (0.05)        (0.13)^        (0.08)*
       Net Realized and Unrealized Gains (Losses) on Investments                              (0.89)         (3.36)           8.12
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                                    (0.94)         (3.49)           8.04
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                                                    -              -         (0.01)
       Distributions from Realized Gains on Investments                                            -         (2.49)         (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                                                      -         (2.49)         (0.45)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                                              $10.67         $11.61         $17.59
===================================================================================================================================
  TOTAL RETURN++                                                                           (8.10)%**       (20.91)%       81.52%**
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                                               $9,551,416    $10,110,730    $10,133,996
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                               2.33%o          2.36%         3.31%o
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                                 1.40%o          1.40%         1.40%o
===================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                                        (0.75)%o        (0.79)%       (0.92)%o
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                                                     32.68%         81.87%         89.96%
===================================================================================================================================


+    Fund commenced operations on July 12, 1999.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.
^    Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

                          SMALL CAP GROWTH STOCK FUND

                      M A S O N   S T R E E T   F U N D S

FINANCIAL HIGHLIGHTS (CONTINUED)




                                                                                            CLASS B        CLASS B        CLASS B
                                                                                         ------------   ------------   ------------
                                                                                          For the Six                 For the Period
                                                                                         Months Ended      For the    July 12, 1999+
                                                                                         September 30,   Year Ended      through
                                                                                             2001         March 31,     March 31,
(For a share outstanding throughout the period)                                           (Unaudited)       2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                                        $11.58         $17.57         $10.00
     Income from Investment Operations:
       Net Investment Loss                                                                    (0.05)        (0.23)^        (0.10)*
       Net Realized and Unrealized Gains (Losses) on Investments                              (0.93)         (3.35)           8.09
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                                    (0.98)         (3.58)           7.99
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                                                    -              -              -
       Distributions from Realized Gains on Investments                                            -         (2.41)         (0.42)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                                                      -         (2.41)         (0.42)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                                              $10.60         $11.58         $17.57
===================================================================================================================================
  TOTAL RETURN++                                                                           (8.46)%**       (21.40)%       80.95%**
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                                               $2,473,850     $2,399,797     $1,892,130
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                               2.98%o          3.01%         3.89%o
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                                 2.05%o          2.05%         2.05%o
===================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                                        (1.40)%o        (1.44)%       (1.57)%o
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                                                     32.68%         81.87%         89.96%
===================================================================================================================================


+    Fund commenced operations on July 12, 1999.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.
^    Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

                          AGGRESSIVE GROWTH STOCK FUND

                               SEPTEMBER 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
-------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $67,077,763)                                   $56,801,814
Money Market Investments (cost $6,782,577)                           6,782,618
-------------------------------------------------------------------------------
                                                                    63,584,432
-------------------------------------------------------------------------------
Cash                                                                    82,455
Due from Sale of Fund Shares                                            53,430
Due from Sale of Securities                                             51,979
Dividends and Interest Receivable                                       10,026
Unamortized Organizational Costs                                         2,060
-------------------------------------------------------------------------------
     TOTAL ASSETS                                                   63,784,382
-------------------------------------------------------------------------------
LIABILITIES
Accrued Expenses                                                       114,945
Due to Investment Advisor                                              105,146
Accrued Distribution Fees                                               59,273
Accrued Administrative Fees                                             18,335
Due on Redemption of Fund Shares                                         9,071
-------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 306,770
-------------------------------------------------------------------------------
NET ASSETS                                                         $63,477,612
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 5,353,935 shares outstanding)                             $70,316,426
Undistributed Net Investment Loss                                    (176,835)
Undistributed Accumulated Net
  Realized Gain on Investments                                       3,613,929
Net Unrealized Depreciation of
  Investment Securities                                           (10,275,908)
-------------------------------------------------------------------------------
NET ASSETS FOR 5,353,935
  SHARES OUTSTANDING                                               $63,477,612
===============================================================================
Per Share of Class A (Based on 4,618,792
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $12.49
===============================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $11.89
===============================================================================
Per Share of Class B (Based on 735,143
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $11.62
===============================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2001
-------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                            $287,048
  Dividends                                                             65,997
-------------------------------------------------------------------------------
     TOTAL INCOME                                                      353,045
-------------------------------------------------------------------------------
Expenses
  Management Fees                                                      287,802
  Shareholder Servicing Fees                                            95,934
  Distribution Fees:
     Class A                                                            33,229
     Class B                                                            38,582
  Transfer Agent Fees                                                   61,555
  Administrative Fees                                                   38,374
  Registration Fees                                                     15,192
  Audit Fees                                                             7,745
  Custodian Fees                                                         7,693
  Shareholder Reporting Fees                                             6,625
  Other Expenses                                                         3,734
  Directors Fees                                                         2,884
  Professional Fees                                                      2,436
-------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    601,785
-------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (70,240)
       Custodian Fees Paid Indirectly                                  (1,665)
-------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                529,880
-------------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (176,835)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
  Investment Securities                                            (1,108,547)
  Index Futures Contracts                                          (1,009,858)
-------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                              (2,118,405)
-------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                         (8,031,112)
     Index Futures Contracts                                           590,742
-------------------------------------------------------------------------------
       NET CHANGE IN UNREALIZED DEPRECIATION
          OF INVESTMENTS FOR THE PERIOD                            (7,440,370)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (9,558,775)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(9,735,610)
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                          AGGRESSIVE GROWTH STOCK FUND

                      M A S O N   S T R E E T   F U N D S

STATEMENT OF CHANGES IN NET ASSETS
                                                For the
                                           Six Months Ended          For the
                                          September 30, 2001        Year Ended
                                              (Unaudited)         March 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
     Net Investment Loss                        $(176,835)          $(588,119)
     Net Realized Gain (Loss) on Investments   (2,118,405)          11,621,639
     Net Change in Unrealized Depreciation
       of Investments for the Period           (7,440,370)        (39,351,380)
-------------------------------------------------------------------------------
       Net Decrease in Net Assets
          Resulting from Operations            (9,735,610)        (28,317,860)
-------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -        (13,897,970)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -         (2,079,956)
-------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -        (15,977,926)
-------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 166,023
       and 267,276 Shares                        2,356,628           5,469,555
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 802,176 shares)                            -          13,858,834
     Payments for 115,874 and 151,938
       Shares Redeemed                         (1,622,830)         (3,116,473)
-------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (50,149 and 917,514 shares)              733,798          16,211,916
-------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 59,995 and
       151,523 Shares                              837,966           3,052,315
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 120,071 shares)                            0           2,040,053
     Payments for 43,149 and 52,015
       Shares Redeemed                           (590,235)         (1,026,010)
-------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (16,846 and 219,579 shares)              247,731           4,066,358
-------------------------------------------------------------------------------
  TOTAL DECREASE IN NET ASSETS                 (8,754,081)        (24,017,512)
NET ASSETS
  Beginning of Period                           72,231,693          96,249,205
-------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $(176,835) AND $0, RESPECTIVELY)          $63,477,612         $72,231,693
-------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                          AGGRESSIVE GROWTH STOCK FUND

                               SEPTEMBER 30, 2001

FINANCIAL HIGHLIGHTS

                                                            CLASS A        CLASS A        CLASS A        CLASS A        CLASS A
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $13.70         $23.23         $13.73         $14.50         $10.00
     Income from Investment Operations:
       Net Investment Loss                                      (0.03)        (0.11)+        (0.21)*         (0.11)        (0.12)+
       Net Realized and Unrealized Gains
          (Losses) on Investments                               (1.78)         (5.69)          11.82         (0.43)           5.18
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (1.81)         (5.80)          11.61         (0.54)           5.06
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized Gains on Investments              -         (3.73)         (2.11)         (0.23)         (0.56)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -         (3.73)         (2.11)         (0.23)         (0.56)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $11.89         $13.70         $23.23         $13.73         $14.50
===================================================================================================================================
  TOTAL RETURN++                                            (13.21)%**       (28.33)%         87.53%        (3.78)%         51.57%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $54,934,554    $62,587,176    $84,847,655    $43,840,289    $41,640,193
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.48%o          1.45%          1.50%          1.62%          1.64%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.30%o          1.30%          1.30%          1.30%          1.30%
===================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS          (0.38)%o        (0.55)%        (0.82)%        (0.80)%        (0.96)%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       33.00%         63.63%         92.54%         84.46%         64.91%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                          AGGRESSIVE GROWTH STOCK FUND

                      M A S O N   S T R E E T   F U N D S

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            CLASS B        CLASS B        CLASS B        CLASS B        CLASS B
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $13.43         $22.86         $13.58         $14.43         $10.00
     Income from Investment Operations:
       Net Investment Loss                                      (0.03)        (0.24)+        (0.27)*         (0.19)        (0.21)+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                        (1.78)         (5.59)          11.59         (0.43)           5.18
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (1.81)         (5.83)          11.32         (0.62)           4.97
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Realized Gains on Investments              -         (3.60)         (2.04)         (0.23)         (0.54)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -         (3.60)         (2.04)         (0.23)         (0.54)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $11.62         $13.43         $22.86         $13.58         $14.43
===================================================================================================================================
  TOTAL RETURN++                                            (13.48)%**       (28.78)%         86.13%        (4.35)%         50.59%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $8,543,058     $9,644,517    $11,401,550     $4,695,396     $1,870,132
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 2.13%o          2.10%          2.15%          2.27%          2.29%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                  1.95% o          1.95%          1.95%          1.95%          1.95%
===================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS         (1.03)% o        (1.20)%        (1.47)%        (1.45)%        (1.61)%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       33.00%         63.63%         92.54%         84.46%         64.91%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                           INTERNATIONAL EQUITY FUND

                               SEPTEMBER 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $55,840,380)                                   $44,766,493
Money Market Investments (cost $3,497,327)                           3,497,327
Preferred Stock (cost $542,715)                                        449,319
--------------------------------------------------------------------------------
                                                                    48,713,139
--------------------------------------------------------------------------------
Cash                                                                    71,083
Due from Sale of Fund Shares                                         6,008,173
Due from Sale of Securities                                          1,000,000
Dividends and Interest Receivable                                      118,506
Unamortized Organizational Costs                                         2,060
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   55,912,961
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                          999,717
Due to Investment Advisor                                              109,152
Other Accrued Liabilities                                              104,374
Accrued Distribution Expense                                            31,317
Accrued Administrative Fees                                             15,247
Due on Redemption of Fund Shares                                         5,786
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               1,265,593
--------------------------------------------------------------------------------
NET ASSETS                                                         $54,647,368
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 7,062,167 shares outstanding)                             $66,988,841
Undistributed Net Investment Income                                    347,328
Undistributed Accumulated Net
  Realized Loss on Investments                                     (1,522,797)
Net Unrealized Depreciation of:
  Investment Securities                                           (11,167,282)
  Foreign Currency Transactions                                          1,278
--------------------------------------------------------------------------------
NET ASSETS FOR 7,062,167
  SHARES OUTSTANDING                                               $54,647,368
================================================================================
Per Share of Class A (Based on
  6,588,267 Shares Issued and Outstanding):
     OFFERING PRICE                                                      $8.13
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $7.74
================================================================================
Per Share of Class B (Based on 473,900
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $7.65
================================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                            $107,164
  Dividends (less foreign dividend tax of $73,534)                     656,186
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      763,350
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      209,189
  Shareholder Servicing Fees                                            61,526
  Custodian Fees                                                        27,205
  Transfer Agent Fees                                                   38,771
  Distribution Fees:
     Class A                                                            22,518
     Class B                                                            15,694
  Administrative Fees                                                   24,610
  Registration Fees                                                     12,459
  Other Expenses                                                        11,034
  Shareholder Reporting Fees                                             6,989
  Trustee Fees                                                           2,884
  Professional Fees                                                      2,441
  Organizational Fees                                                    2,072
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    437,392
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (15,963)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                421,429
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                341,921
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
  Investment Securities                                               (90,121)
  Foreign Currency Transactions                                       (56,358)
--------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                                (146,479)
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                         (8,488,504)
     Foreign Currency Transactions                                       4,735
--------------------------------------------------------------------------------
       NET CHANGE IN UNREALIZED
          DEPRECIATION FOR THE PERIOD                              (8,483,769)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (8,630,248)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(8,288,327)
================================================================================
The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                           INTERNATIONAL EQUITY FUND

                      M A S O N   S T R E E T   F U N D S

STATEMENT OF CHANGES IN NET ASSETS
                                                For the
                                           Six Months Ended          For the
                                          September 30, 2001        Year Ended
                                              (Unaudited)         March 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Income                        $341,921            $360,915
     Net Realized Gain (Loss) on Investments     (146,479)              24,448
     Net Change in Unrealized Depreciation
       of Investments for the Period           (8,483,769)         (4,420,719)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Operations                      (8,288,327)         (4,035,356)
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                        -           (259,412)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -         (1,644,460)
     Distributions to Class B Shareholders
       from Net Investment Income                        -             (5,903)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -           (213,210)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -         (2,122,985)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 3,142,694 and
       184,806 Shares                           28,119,762           1,858,183
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 194,253 shares)                            -           1,901,742
     Payments for 71,134 and 139,080
       Shares Redeemed                           (637,956)         (1,395,166)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from  Class A Fund Share Transactions
          (3,071,560 and 239,979 shares)        27,481,806           2,364,759
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 27,219 and
       96,067 Shares                               240,530             953,608
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 21,788 shares)                             -             211,997
     Payments for 16,192 and 45,433
       Shares Redeemed                           (139,206)           (448,719)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (11,027 and 72,422 shares)               101,324             716,886
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS       19,294,803         (3,076,696)
NET ASSETS
  Beginning of Period                           35,352,565          38,429,261
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET
     INVESTMENT INCOME OF $347,328 AND
     $5,407, RESPECTIVELY)                     $54,647,368         $35,352,565
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                           INTERNATIONAL EQUITY FUND

                               SEPTEMBER 30, 2001

FINANCIAL HIGHLIGHTS

                                                            CLASS A        CLASS A        CLASS A        CLASS A        CLASS A
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $8.89         $10.49          $9.09         $10.58         $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.06          0.10+          0.15*          0.19*          0.24+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                        (1.21)         (1.13)           1.39         (1.13)           0.56
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (1.15)         (1.03)           1.54         (0.94)           0.80
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -         (0.08)         (0.13)         (0.17)         (0.22)
       Distributions from Realized Gains on Investments              -         (0.49)         (0.01)         (0.38)              -
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -         (0.57)         (0.14)         (0.55)         (0.22)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $7.74          $8.89         $10.49          $9.09         $10.58
===================================================================================================================================
  TOTAL RETURN++                                            (12.94)%**       (10.29)%         16.91%        (8.85)%          8.19%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $51,023,807    $31,268,590    $34,368,631    $28,543,601    $29,451,833
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.72%o          1.83%          1.86%          1.91%          2.13%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.65%o          1.65%          1.65%          1.65%          1.65%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          1.74%o          1.02%          1.07%          2.34%          2.34%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       12.03%         24.74%         23.99%         70.31%         10.07%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                           INTERNATIONAL EQUITY FUND

                      M A S O N   S T R E E T   F U N D S

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            CLASS B        CLASS B        CLASS B        CLASS B        CLASS B
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $8.82         $10.40          $9.03         $10.53         $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.06          0.04+          0.07*          0.14*          0.10+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                        (1.23)         (1.12)           1.39         (1.13)           0.63
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (1.17)         (1.08)           1.46         (0.99)           0.73
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -         (0.01)         (0.08)         (0.13)         (0.20)
       Distributions from Realized Gains on Investments              -         (0.49)         (0.01)         (0.38)              -
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -         (0.50)         (0.09)         (0.51)         (0.20)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $7.65          $8.82         $10.40          $9.03         $10.53
===================================================================================================================================
  TOTAL RETURN++                                            (13.15)%**       (10.76)%         16.10%        (9.36)%          7.49%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $3,623,561     $4,083,975     $4,060,630     $2,718,073     $1,444,924
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 2.37%o          2.48%          2.51%          2.56%          2.78%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   2.30%o          2.30%          2.30%          2.30%          2.30%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          1.09%o          0.37%          0.42%          1.69%          1.69%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       12.03%         24.74%         23.99%         70.31%         10.07%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                              INDEX 400 STOCK FUND

                               SEPTEMBER 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $58,585,091)                                   $50,263,657
Money Market Investments (cost $1,895,075)                           1,895,109
--------------------------------------------------------------------------------
                                                                    52,158,766
--------------------------------------------------------------------------------
Cash                                                                 5,689,554
Dividends and Interest Receivable                                       83,576
Due from Sale of Fund Shares                                            40,711
Futures Variation Margin                                                33,750
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   58,006,357
--------------------------------------------------------------------------------
LIABILITIES
Accrued Expenses                                                        82,846
Accrued Distribution Fees                                               40,775
Due to Investment Advisor                                               29,104
Accrued Administrative Fees                                             14,546
Due on Redemption of Fund Shares                                         4,333
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 171,604
================================================================================
NET ASSETS                                                         $57,834,753
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 6,493,708 shares outstanding)                             $66,138,962
Undistributed Net Investment Income                                    113,513
Undistributed Accumulated Net
  Realized Loss on Investments                                       (152,622)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                            (8,321,400)
  Index Futures Contracts                                               56,300
--------------------------------------------------------------------------------
NET ASSETS FOR 6,493,708
  SHARES OUTSTANDING                                               $57,834,753
================================================================================
Per Share of Class A (Based on 5,848,949
  Shares Issued and Outstanding):
     OFFERING PRICE                                                      $9.36
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $8.91
================================================================================
Per Share of Class B (Based on 644,759
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $8.85
================================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                            $76,855
  Interest                                                             252,009
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      328,864
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      105,858
  Shareholder Servicing Fees                                            66,161
  Distribution Fees:
     Class A                                                            23,376
     Class B                                                            23,164
  Custodian Fees                                                        27,189
  Administrative Fees                                                   26,465
  Transfer Agent Fees                                                   23,443
  Registration Fees                                                     13,420
  Audit Fees                                                             7,744
  Professional Fees                                                      7,315
  Shareholder Reporting Fees                                             6,635
  Directors Fees                                                         2,884
  Other Expenses                                                           753
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    334,407
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (62,125)
       Custodian Fees Paid Indirectly                                  (1,779)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                270,503
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                 58,361
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                                 19,154
  Index Futures Contracts                                            (462,731)
--------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                                (443,577)
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                         (5,212,172)
     Index Futures Contracts                                           136,125
--------------------------------------------------------------------------------
       NET CHANGE IN UNREALIZED DEPRECIATION
          OF INVESTMENTS FOR THE PERIOD                            (5,076,047)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (5,519,624)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(5,461,263)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                              INDEX 400 STOCK FUND

                      M A S O N   S T R E E T   F U N D S

STATEMENT OF CHANGES IN NET ASSETS
                                                For the
                                           Six Months Ended          For the
                                          September 30, 2001        Year Ended
                                              (Unaudited)         March 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
     Net Investment Income                         $58,361            $194,164
     Net Realized Gain (Loss) on Investments     (443,577)           3,090,039
     Net Change in Unrealized Depreciation
       of Investments for the Period           (5,076,047)         (6,496,374)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Operations                      (5,461,263)         (3,212,171)
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                        -           (165,585)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -         (4,441,840)
     Distributions to Class B Shareholders
       from Net Investment Income                        -             (2,965)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -           (647,949)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -         (5,258,339)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,459,402
       and 417,547 Shares                       25,173,857           4,678,634
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 462,511 shares)                            -           4,591,421
     Payments for 80,516 and 108,504
       Shares Redeemed                           (749,096)         (1,177,859)
--------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
          Class A Fund Share Transactions
          (2,378,886 and 771,554 shares)        24,424,761           8,092,196
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 110,740 and
       183,607 Shares                            1,129,712           2,064,395
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 64,615 shares)                             -             641,607
     Payments for 10,142 and 8,237
       Shares Redeemed                           (102,910)            (87,588)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (100,598 and 239,985 shares)           1,026,802           2,618,414
--------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                  19,990,300           2,240,100
NET ASSETS
  Beginning of Period                           37,844,453          35,604,353
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $113,513 AND $55,152, RESPECTIVELY)       $57,834,753         $37,844,453
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                              INDEX 400 STOCK FUND

                               SEPTEMBER 30, 2001

FINANCIAL HIGHLIGHTS



                                                                                            CLASS A        CLASS A        CLASS A
                                                                                         ------------   ------------   ------------
                                                                                          For the Six                 For the Period
                                                                                         Months Ended      For the    July 12, 1999+
                                                                                         September 30,   Year Ended       through
                                                                                             2001         March 31,      March 31,
(For a share outstanding throughout the period)                                           (Unaudited)       2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                                         $9.43         $11.86         $10.00
     Income from Investment Operations:
       Net Investment Income                                                                       -          0.07^          0.04*
       Net Realized and Unrealized Gains (Losses) on Investments                              (0.52)         (0.89)           1.93
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                                    (0.52)         (0.82)           1.97
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                                                    -         (0.06)         (0.05)
       Distributions from Realized Gains on Investments                                            -         (1.55)         (0.06)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                                                      -         (1.61)         (0.11)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                                               $8.91          $9.43         $11.86
===================================================================================================================================
  TOTAL RETURN++                                                                           (5.51)%**        (7.61)%       19.81%**
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                                              $52,126,546    $32,728,623    $32,001,909
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                               1.18%o          1.34%         1.61%o
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                                 0.95%o          0.95%         0.95%o
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                        0.29%o          0.59%         0.55%o
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                                                     19.63%         45.24%         35.40%
===================================================================================================================================


+    Fund commenced operations on July 12, 1999.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.
^    Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

                              INDEX 400 STOCK FUND

                      M A S O N   S T R E E T   F U N D S

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                            CLASS B        CLASS B        CLASS B
                                                                                         ------------   ------------   ------------
                                                                                          For the Six                 For the Period
                                                                                         Months Ended      For the    July 12, 1999+
                                                                                         September 30,   Year Ended       through
                                                                                             2001         March 31,      March 31,
(For a share outstanding throughout the period)                                           (Unaudited)       2001           2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                                         $9.40         $11.84         $10.00
     Income from Investment Operations:
       Net Investment Loss                                                                         -        (0.01)^          0.00*
       Net Realized and Unrealized Gains (Losses) on Investments                              (0.55)         (0.87)           1.93
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                                                    (0.55)         (0.88)           1.93
------------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                                                    -         (0.01)         (0.03)
       Distributions from Realized Gains on Investments                                            -         (1.55)         (0.06)
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                                                      -         (1.56)         (0.09)
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                                               $8.85          $9.40         $11.84
====================================================================================================================================
  TOTAL RETURN++                                                                           (5.85)%**        (8.13)%       19.38%**
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                                               $5,708,207     $5,115,830     $3,602,444
====================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                               1.83%o          1.99%         2.24%o
====================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                                 1.60%o          1.60%         1.60%o
====================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                                        (0.36)%o        (0.06)%       (0.10)%o
====================================================================================================================================
  PORTFOLIO TURNOVER RATE                                                                     19.63%         45.24%         35.40%
====================================================================================================================================


+    Fund commenced operations on July 12, 1999.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.
^    Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

                               GROWTH STOCK FUND

                               SEPTEMBER 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $43,674,837)                                   $46,711,677
Money Market Investments (cost $6,483,026)                           6,483,073
--------------------------------------------------------------------------------
                                                                    53,194,750
--------------------------------------------------------------------------------
Cash                                                                 4,516,538
Futures Variation Margin                                                94,356
Due from Sale of Fund Shares                                            59,306
Dividends and Interest Receivable                                       46,447
Unamortized Organizational Costs                                         2,060
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   57,913,457
--------------------------------------------------------------------------------
LIABILITIES
Accrued Expenses                                                        86,140
Due to Investment Advisor                                               78,408
Accrued Distribution Fees                                               40,503
Due on Purchase of Securities                                           35,297
Accrued Administrative Fees                                             14,661
Due on Redemption of Fund Shares                                         8,262
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 263,271
--------------------------------------------------------------------------------
NET ASSETS                                                         $57,650,186
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 4,673,345 shares outstanding)                             $57,540,868
Undistributed Net Investment Income                                     28,820
Undistributed Accumulated Net
  Realized Loss on Investments                                     (2,530,745)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                              3,036,887
  Index Futures Contracts                                            (425,644)
--------------------------------------------------------------------------------
NET ASSETS FOR 4,673,345
  SHARES OUTSTANDING                                               $57,650,186
================================================================================
Per Share of Class A (Based on
  4,214,480 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $12.97
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $12.35
================================================================================
Per Share of Class B (Based on 458,865
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $12.17
================================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                            $143,583
  Dividends                                                            281,669
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      425,252
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      229,071
  Shareholder Servicing Fees                                            76,357
  Distribution Fees:
     Class A                                                            27,402
     Class B                                                            23,557
  Transfer Agent Fees                                                   47,335
  Administrative Fees                                                   30,543
  Registration Fees                                                     13,154
     Custodian Fees                                                      9,945
  Audit Fees                                                             7,745
  Shareholder Reporting Fees                                             6,630
  Other Expenses                                                         3,345
  Directors Fees                                                         2,884
  Professional Fees                                                      2,436
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    480,404
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (63,488)
       Custodian Fees Paid Indirectly                                  (2,975)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                413,941
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                 11,311
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
  Investment Securities                                            (1,793,180)
  Index Futures Contracts                                            (553,567)
--------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                              (2,346,747)
--------------------------------------------------------------------------------
Net Change in Unrealized Depreciation of:
  Investment Securities                                            (4,719,238)
  Index Futures Contracts                                              (5,644)
--------------------------------------------------------------------------------
     NET CHANGE IN UNREALIZED DEPRECIATION
       OF INVESTMENTS FOR THE PERIOD                               (4,724,882)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (7,071,629)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(7,060,318)
================================================================================
The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                               GROWTH STOCK FUND

                      M A S O N   S T R E E T   F U N D S

STATEMENT OF CHANGES IN NET ASSETS
                                                For the
                                           Six Months Ended          For the
                                          September 30, 2001        Year Ended
                                              (Unaudited)         March 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
     Net Investment Income                         $11,311             $74,444
     Net Realized Gain (Loss) on Investments   (2,346,747)           3,995,523
     Net Change in Unrealized Depreciation
       of Investments for the Period           (4,724,882)        (18,968,359)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets
          Resulting from Operations            (7,060,318)        (14,898,392)
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                        -            (90,758)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -         (4,886,289)
     Distributions to Class B Shareholders
       from Net Investment Income                        -                   -
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -           (511,814)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -         (5,488,861)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 446,517
       and 172,900 Shares                        5,690,442           3,059,440
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 304,832 shares)                            -           4,958,872
     Payments for 57,279 and 102,159
       Shares Redeemed                           (785,571)         (1,786,176)
--------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
          Class A Fund Share Transactions
          (389,238 and 375,573 shares)           4,904,871           6,232,136
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 48,309 and
       110,827 Shares                              670,307           1,939,638
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 31,373 shares)                             0             506,738
     Payments for 26,267 and 40,400
       Shares Redeemed                           (359,930)           (688,974)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (22,042 and 101,800 shares)              310,377           1,757,402
--------------------------------------------------------------------------------
  TOTAL DECREASE IN NET ASSETS                 (1,845,070)        (12,397,715)
NET ASSETS
  Beginning of Period                           59,495,256          71,892,971
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $28,820 AND $17,509, RESPECTIVELY)        $57,650,186         $59,495,256
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                               GROWTH STOCK FUND

                               SEPTEMBER 30, 2001

FINANCIAL HIGHLIGHTS

                                                            CLASS A        CLASS A        CLASS A        CLASS A        CLASS A
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $13.98         $19.01         $15.86         $14.10         $10.00
     Income from Investment Operations:
       Net Investment Income                                         -          0.03+          0.05*           0.04          0.04+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                        (1.63)         (3.64)           4.27           2.52           4.41
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (1.63)         (3.61)           4.32           2.56           4.45
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -         (0.03)         (0.06)         (0.06)         (0.05)
       Distributions from Realized Gains on Investments              -         (1.39)         (1.11)         (0.74)         (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -         (1.42)         (1.17)         (0.80)         (0.35)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $12.35         $13.98         $19.01         $15.86         $14.10
===================================================================================================================================
  TOTAL RETURN++                                            (11.66)%**       (20.06)%         27.78%         18.36%         45.08%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $52,067,230    $53,463,138    $65,591,773    $49,045,112    $38,224,386
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.51%o          1.48%          1.50%          1.57%          1.63%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.30%o          1.30%          1.30%          1.30%          1.30%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          0.10%o          0.17%          0.28%          0.42%          0.29%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       12.31%         28.75%         35.34%         32.00%         37.52%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                               GROWTH STOCK FUND

                      M A S O N   S T R E E T   F U N D S

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            CLASS B        CLASS B        CLASS B        CLASS B        CLASS B
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $13.81         $18.81         $15.73         $14.03         $10.00
     Income from Investment Operations:
       Net Investment Loss                                           -        (0.08)+        (0.05)*         (0.01)         (0.05)+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                        (1.64)         (3.61)           4.22           2.46           4.41
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (1.64)         (3.69)           4.17           2.45           4.36
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              -              -         (0.01)         (0.03)
       Distributions from Realized Gains on Investments              -         (1.31)         (1.09)         (0.74)         (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -         (1.31)         (1.09)         (0.75)         (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $12.17         $13.81         $18.81         $15.73         $14.03
===================================================================================================================================
  TOTAL RETURN++                                            (11.88)%**       (20.61)%         27.02%         17.66%         44.12%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $5,582,956     $6,032,118     $6,301,198     $3,516,193       $811,173
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 2.16%o          2.13%          2.15%          2.22%          2.28%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.95%o          1.95%          1.95%          1.95%          1.95%
===================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS          (0.55)%o        (0.48)%        (0.37)%        (0.23)%        (0.36)%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       12.31%         28.75%         35.34%         32.00%         37.52%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                          GROWTH AND INCOME STOCK FUND

                               SEPTEMBER 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $58,300,896)                                   $48,694,742
Money Market Investments (cost $1,398,943)                           1,398,956
--------------------------------------------------------------------------------
                                                                    50,093,698
--------------------------------------------------------------------------------
Cash                                                                   116,411
Due from Sale of Fund Shares                                         6,604,407
Due from Sale of Securities                                            188,071
Dividends and Interest Receivable                                      102,521
Unamortized Organizational Costs                                         2,060
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   57,107,168
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                          218,488
Other Accrued Liabilities                                               80,801
Due to Investment Advisor                                               63,635
Accrued Distribution Fees                                               36,170
Accrued Administrative Fees                                             13,910
Due on Redemption of Fund Shares                                         1,159
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 414,163
--------------------------------------------------------------------------------
NET ASSETS                                                         $56,693,005
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 6,489,099 shares outstanding)                             $68,078,779
Undistributed Net Investment Income                                     42,072
Undistributed Accumulated Net
  Realized Loss on Investments                                     (1,821,705)
Net Unrealized Depreciation of
  Investment Securities                                            (9,606,141)
--------------------------------------------------------------------------------
NET ASSETS FOR 6,489,099
  SHARES OUTSTANDING                                               $56,693,005
================================================================================
Per Share of Class A (Based on
  5,935,641 Shares Issued and Outstanding):
     OFFERING PRICE                                                      $9.19
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $8.75
================================================================================
Per Share of Class B (Based on 553,458
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $8.57
================================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                             $25,752
  Dividends (less foreign dividend tax of $341)                        355,795
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      381,547
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      175,933
  Shareholder Servicing Fees                                            67,667
  Distribution Fees:
     Class A                                                            24,358
     Class B                                                            20,317
  Transfer Agent Fees                                                   39,736
  Administrative Fees                                                   27,067
  Registration Fees                                                     12,103
  Custodian Fees                                                         8,046
  Audit Fees                                                             7,996
  Shareholder Reporting Fees                                             6,628
  Other Expenses                                                         3,303
  Directors Fees                                                         2,884
  Professional Fees                                                      2,436
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    398,474
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (55,796)
       Custodian Fees Paid Indirectly                                  (3,203)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                339,475
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                 42,072
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
NET REALIZED LOSS ON INVESTMENTS
  FOR THE PERIOD                                                     (236,749)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED DEPRECIATION
  OF INVESTMENTS FOR THE PERIOD                                    (5,910,733)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (6,147,482)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(6,105,410)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                          GROWTH AND INCOME STOCK FUND

                      M A S O N   S T R E E T   F U N D S

STATEMENT OF CHANGES IN NET ASSETS
                                                For the
                                           Six Months Ended          For the
                                          September 30, 2001        Year Ended
                                              (Unaudited)         March 31, 2001
--------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS
 Operations
     Net Investment Income (Loss)                  $42,072            $(3,847)
     Net Realized Loss on Investments            (236,749)           (451,368)
     Net Change in Unrealized Depreciation
       of Investments for the Period           (5,910,733)        (11,280,090)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets
          Resulting from Operations            (6,105,410)        (11,735,305)
--------------------------------------------------------------------------------
 Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                        -           (108,610)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -         (1,055,369)
     Distributions to Class B Shareholders
       from Net Investment Income                        -                   -
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -           (114,112)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -         (1,278,091)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 1,789,483 and
       124,382 Shares                           17,511,268           1,400,198
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 107,143 shares)                            0           1,160,270
     Payments for 52,622 and 168,759
       Shares Redeemed                           (534,940)         (1,943,998)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (1,736,861 and 62,766 shares)         16,976,328             616,470
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 35,797 and
       115,626 Shares                              352,781           1,285,192
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 11,145 shares)                             0             119,661
     Payments for 29,441 and 88,781
       Shares Redeemed                           (292,154)           (995,056)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
       from Class B Fund Share Transactions
       (6,356 and 37,990 shares)                    60,627             409,797
--------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS       10,931,545        (11,987,129)
NET ASSETS
  Beginning of Period                           45,761,460          57,748,589
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $42,072 AND $0, RESPECTIVELY)             $56,693,005         $45,761,460
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                          GROWTH AND INCOME STOCK FUND

                               SEPTEMBER 30, 2001

FINANCIAL HIGHLIGHTS

                                                            CLASS A        CLASS A        CLASS A        CLASS A        CLASS A
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $9.66         $12.45         $11.96         $12.44         $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.01          0.01+          0.02*           0.01          0.04+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                        (0.92)         (2.51)           1.14           1.33           3.90
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (0.91)         (2.50)           1.16           1.34           3.94
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -         (0.03)              -         (0.04)         (0.06)
       Distributions from Realized Gains on Investments              -         (0.26)         (0.67)         (1.78)         (1.44)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -         (0.29)         (0.67)         (1.82)         (1.50)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $8.75          $9.66         $12.45         $11.96         $12.44
===================================================================================================================================
  TOTAL RETURN++                                             (9.42)%**       (20.37)%          9.95%         11.09%         41.90%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $51,947,863    $40,566,183    $51,513,192    $45,619,789    $37,800,412
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.40%o          1.41%          1.44%          1.52%          1.57%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.20%o          1.20%          1.20%          1.20%          1.20%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          0.21%o          0.07%          0.19%          0.20%          0.37%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       20.94%         45.44%         89.66%        156.92%        140.29%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                          GROWTH AND INCOME STOCK FUND

                      M A S O N   S T R E E T   F U N D S

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            CLASS B        CLASS B        CLASS B        CLASS B        CLASS B
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $9.50         $12.25         $11.85         $12.37         $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                               0.01        (0.07)+        (0.04)*         (0.03)        (0.03)+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                        (0.94)         (2.47)           1.11           1.28           3.88
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (0.93)         (2.54)           1.07           1.25           3.85
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -              -              -              -         (0.04)
       Distributions from Realized Gains on Investments              -         (0.21)         (0.67)         (1.77)         (1.44)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -         (0.21)         (0.67)         (1.77)         (1.48)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $8.57          $9.50         $12.25         $11.85         $12.37
===================================================================================================================================
  TOTAL RETURN++                                             (9.79)%**       (20.89)%          9.28%         10.41%         40.96%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $4,745,142     $5,195,277     $6,235,397     $4,314,429     $1,529,206
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 2.05%o          2.06%          2.10%          2.17%          2.22%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.85%o          1.85%          1.85%          1.85%          1.85%
===================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS          (0.44)%o        (0.58)%        (0.46)%        (0.45)%        (0.28)%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       20.94%         45.44%         89.66%        156.92%        140.29%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                              INDEX 500 STOCK FUND

                               SEPTEMBER 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
--------------------------------------------------------------------------------
ASSETS
Common Stocks (cost $82,087,287)                                   $73,326,220
Money Market Investments (cost $2,394,713)                           2,394,780
--------------------------------------------------------------------------------
                                                                    75,721,000
--------------------------------------------------------------------------------
Cash                                                                 2,448,575
Due from Sale of Fund Shares                                           106,699
Dividends and Interest Receivable                                       92,563
Futures Variation Margin                                                57,256
Unamortized Organizational Costs                                         2,060
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   78,428,153
--------------------------------------------------------------------------------
LIABILITIES
Other Accrued Liabilities                                              134,285
Accrued Distribution Fees                                              129,862
Due on Redemption of Fund Shares                                        60,404
Accrued Administrative Fees                                             20,791
Due to Investment Advisor                                                5,883
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                 351,225
--------------------------------------------------------------------------------
NET ASSETS                                                         $78,076,928
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 6,086,043 shares outstanding)                             $88,243,716
Undistributed Net Investment Income                                    244,510
Undistributed Accumulated Net
  Realized Loss on Investments                                     (1,678,304)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                            (8,761,000)
  Index Futures Contracts                                               28,006
--------------------------------------------------------------------------------
NET ASSETS FOR 6,086,043
  SHARES OUTSTANDING                                               $78,076,928
================================================================================
Per Share of Class A (Based on
  4,037,109 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $13.53
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $12.89
================================================================================
Per Share of Class B (Based on 2,048,934
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $12.71
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                             $73,539
  Dividends (less foreign dividend tax of $4,110)                      548,841
--------------------------------------------------------------------------------
     TOTAL INCOME                                                      622,380
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      128,931
  Distribution Fees:
     Class A                                                            28,301
     Class B                                                           110,070
  Shareholder Servicing Fees                                           107,442
  Transfer Agent Fees                                                   89,026
  Administrative Fees                                                   42,977
  Custodian Fees                                                        22,066
  Registration Fees                                                     13,520
  Professional Fees                                                      7,766
  Audit Fees                                                             7,494
  Shareholder Reporting Expenses                                         6,618
  Other Expenses                                                         5,912
  Directors Fees                                                         2,884
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    573,007
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                             (112,991)
       Custodian Fees Paid Indirectly                                  (2,819)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                457,197
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                165,183
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                                 56,229
  Index Futures Contracts                                            (653,323)
--------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                                (597,094)
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                         (8,503,745)
     Index Futures Contracts                                           233,581
--------------------------------------------------------------------------------
       NET CHANGE IN UNREALIZED DEPRECIATION
          OF INVESTMENTS FOR THE PERIOD                            (8,270,164)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (8,867,258)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(8,702,075)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                              INDEX 500 STOCK FUND

                      M A S O N   S T R E E T   F U N D S

STATEMENT OF CHANGES IN NET ASSETS              For the
                                           Six Months Ended          For the
                                          September 30, 2001        Year Ended
                                              (Unaudited)         March 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
     Net Investment Income                        $165,183            $483,674
     Net Realized Gain (Loss) on Investments     (597,094)           2,243,254
     Net Change in Unrealized Depreciation
       of Investments for the Period           (8,270,164)        (25,513,007)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets
          Resulting from Operations            (8,702,075)        (22,786,079)
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                        -           (479,724)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -         (2,426,919)
     Distributions to Class B Shareholders
       from Net Investment Income                        -            (40,185)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -         (1,199,781)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -         (4,146,609)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 546,138 and
       1,082,833 Shares                          7,679,484          19,349,259
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 175,594 shares)                            -           2,888,157
     Payments for 319,297 and 893,587
       Shares Redeemed                         (4,602,340)        (15,897,649)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (226,841 and 364,840 shares)           3,077,144           6,339,767
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 208,100 and
       393,542 Shares                            3,008,626           6,882,805
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 74,380 shares)                             -           1,210,006
     Payments for 93,742 and 194,914
       Shares Redeemed                         (1,343,846)         (3,380,531)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (114,358 and 273,008 shares)           1,664,780           4,712,280
--------------------------------------------------------------------------------
  TOTAL DECREASE IN NET ASSETS                 (3,960,151)        (15,880,641)
NET ASSETS
  Beginning of Period                           82,037,079          97,917,720
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $244,510 AND $79,327, RESPECTIVELY)       $78,076,928         $82,037,079
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                              INDEX 500 STOCK FUND

                               SEPTEMBER 30, 2001

FINANCIAL HIGHLIGHTS

                                                            CLASS A        CLASS A        CLASS A        CLASS A        CLASS A
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $14.33         $19.25         $16.80         $14.43         $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.03          0.13+          0.10*           0.10          0.13+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                        (1.47)         (4.26)           2.77           2.47           4.48
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (1.44)         (4.13)           2.87           2.57           4.61
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -         (0.13)         (0.13)         (0.06)         (0.11)
       Distributions from Realized Gains on Investments              -         (0.66)         (0.29)         (0.14)         (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -         (0.79)         (0.42)         (0.20)         (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $12.89         $14.33         $19.25         $16.80         $14.43
===================================================================================================================================
  TOTAL RETURN++                                            (10.05)%**       (21.99)%         17.15%         17.88%         46.35%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $52,029,155    $54,600,926    $66,308,048    $70,034,287    $43,567,584
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.11%o          1.10%          1.04%          1.15%          1.30%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   0.85%o          0.85%          0.85%          0.85%          0.85%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          0.60%o          0.73%          0.57%          0.88%          1.04%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                        0.79%         11.64%         19.61%          3.83%          2.47%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                              INDEX 500 STOCK FUND

                      M A S O N   S T R E E T   F U N D S

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            CLASS B        CLASS B        CLASS B        CLASS B        CLASS B
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $14.18         $19.02         $16.65         $14.35         $10.00
     Income from Investment Operations:
       Net Investment Income (Loss)                               0.03          0.01+        (0.01)*           0.03          0.05+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                        (1.50)         (4.17)           2.72           2.43           4.47
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (1.47)         (4.16)           2.71           2.46           4.52
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -         (0.02)         (0.05)         (0.02)         (0.10)
       Distributions from Realized Gains on Investments              -         (0.66)         (0.29)         (0.14)         (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -         (0.68)         (0.34)         (0.16)         (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $12.71         $14.18         $19.02         $16.65         $14.35
===================================================================================================================================
  TOTAL RETURN++                                            (10.37)%**       (22.33)%         16.30%         17.17%         45.44%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $26,047,773    $27,436,153    $31,609,672    $17,802,313     $4,246,552
===================================================================================================================================
  Ratio of Gross Expenses to Average Net Assets                 1.76%o          1.75%          1.72%          1.80%          1.95%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.50%o          1.50%          1.50%          1.50%          1.50%
===================================================================================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS) TO
     AVERAGE NET ASSETS                                       (0.05)%o          0.08%        (0.08)%          0.23%          0.39%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                        0.79%         11.64%         19.61%          3.83%          2.47%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                             ASSET ALLOCATION FUND

                                                              SEPTEMBER 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $24,303,320)                                           $24,268,321
Domestic Common Stocks (cost $22,890,613)                           22,975,665
Money Market Investments (cost $10,271,329)                         10,272,712
Foreign Common Stock (cost $9,553,360)                               8,440,205
Preferred Stock (cost $731,855)                                        554,976
--------------------------------------------------------------------------------
                                                                    66,511,879
--------------------------------------------------------------------------------
Cash                                                                   647,166
Dividends and Interest Receivable                                      500,207
Due from Sale of Securities                                            204,399
Futures Variation Margin                                                63,600
Due from Sale of Fund Shares                                            42,450
Unamortized Organizational Costs                                         2,060
Other Assets                                                               247
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   67,972,008
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                          788,638
Accrued Expenses                                                       104,808
Due to Investment Advisor                                              100,634
Accrued Distribution Fees                                               69,428
Due on Redemption of Fund Shares                                        35,940
Accrued Administrative Fees                                             17,639
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               1,117,087
--------------------------------------------------------------------------------
NET ASSETS                                                         $66,854,921
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 5,888,125 shares outstanding)                             $68,412,026
Undistributed Net Investment Income                                  1,413,959
Undistributed Accumulated Net
  Realized Loss on Investments                                     (1,714,005)
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                            (1,238,598)
  Futures Contracts                                                   (19,793)
  Foreign Currency Transactions                                          1,332
--------------------------------------------------------------------------------
NET ASSETS FOR 5,888,125
  SHARES OUTSTANDING                                               $66,854,921
================================================================================
Per Share of Class A (Based on
  4,721,403 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $11.96
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $11.39
================================================================================
Per Share of Class B (Based on 1,166,722
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $11.19
================================================================================

STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $1,201,074
  Dividends (less foreign dividend tax of $16,988)                     238,746
--------------------------------------------------------------------------------
     TOTAL INCOME                                                    1,439,820
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      247,837
  Distribution Fees:
     Class A                                                            28,588
     Class B                                                            51,129
  Shareholder Servicing Fees                                            88,513
  Transfer Agent Fees                                                   35,803
  Administrative Fees                                                   35,405
  Custodian Fees                                                        32,980
  Other Expenses                                                        15,081
  Registration Fees                                                     13,862
  Audit Fees                                                             7,996
  Shareholder Reporting Fees                                             6,626
  Directors Fees                                                         2,884
  Professional Fees                                                      2,437
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    569,141
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (47,134)
       Custodian Fees Paid Indirectly                                  (3,290)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                518,717
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                921,103
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
  Investment Securities                                              (568,348)
  Futures Contracts                                                  (991,580)
  Foreign Currency Transactions                                        (2,303)
--------------------------------------------------------------------------------
     NET REALIZED LOSS ON INVESTMENTS
       FOR THE PERIOD                                              (1,562,231)
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                         (4,744,186)
     Futures Contracts                                                 555,457
     Foreign Currency Transactions                                       2,780
--------------------------------------------------------------------------------
       NET CHANGE IN UNREALIZED DEPRECIATION
          OF INVESTMENTS FOR THE PERIOD                            (4,185,949)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (5,748,180)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(4,827,077)
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                             ASSET ALLOCATION FUND

                      M A S O N   S T R E E T   F U N D S

STATEMENT OF CHANGES IN NET ASSETS
                                                For the
                                           Six Months Ended          For the
                                          September 30, 2001        Year Ended
                                              (Unaudited)         March 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
     Net Investment Income                        $921,103          $1,920,100
     Net Realized Gain (Loss) on Investments   (1,562,231)           2,643,901
     Net Change in Unrealized Depreciation
       of Investments for the Period           (4,185,949)        (10,038,818)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Operations                      (4,827,077)         (5,474,817)
--------------------------------------------------------------------------------
 Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income                        -         (1,558,262)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -         (5,175,260)
     Distributions to Class B Shareholders
       from Net Investment Income                        -           (281,634)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -         (1,180,642)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders             -         (8,195,798)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 386,072 and
       358,776 Shares                            4,797,244           4,945,886
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 508,658 shares)                            -           6,693,940
     Payments for 151,496 and 158,603
       Shares Redeemed                         (1,858,625)         (2,205,876)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (234,576 and 708,831 shares)           2,938,619           9,433,950
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 148,462 and
       243,898 Shares                            1,815,141           3,421,489
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (0 and 108,064 shares)                            -           1,405,358
     Payments for 30,798 and 50,905
       Shares Redeemed                           (371,309)           (724,942)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (117,664 and 301,057 shares)           1,443,832           4,101,905
--------------------------------------------------------------------------------
  TOTAL DECREASE IN NET ASSETS                   (444,626)           (134,760)

NET ASSETS
  Beginning of Period                           67,299,547          67,434,307
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $1,413,959 AND $492,856, RESPECTIVELY)    $66,854,921         $67,299,547
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                             ASSET ALLOCATION FUND

                                                              SEPTEMBER 30, 2001

FINANCIAL HIGHLIGHTS

                                                            CLASS A        CLASS A        CLASS A        CLASS A        CLASS A
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $12.19         $14.93         $12.49         $12.32         $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.15          0.41+          0.39*           0.32          0.31+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                        (0.95)         (1.41)           3.41           0.46           2.50
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (0.80)         (1.00)           3.80           0.78           2.81
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -         (0.40)         (0.37)         (0.31)         (0.24)
       Distributions from Realized Gains on Investments              -         (1.34)         (0.99)         (0.30)         (0.25)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -         (1.74)         (1.36)         (0.61)         (0.49)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $11.39         $12.19         $14.93         $12.49         $12.32
===================================================================================================================================
  TOTAL RETURN++                                             (6.56)%**        (7.55)%         31.38%          6.41%         28.51%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $53,796,433    $54,684,610    $56,394,478    $40,249,915    $34,564,169
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.48%o          1.47%          1.57%          1.62%          1.67%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.35%o          1.35%          1.35%          1.35%          1.35%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          2.71%o          2.90%          2.90%          2.89%          2.67%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       47.60%        130.37%        115.67%         79.71%         65.67%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                             ASSET ALLOCATION FUND

                      M A S O N   S T R E E T   F U N D S

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            CLASS B        CLASS B        CLASS B        CLASS B        CLASS B
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $12.03         $14.76         $12.39         $12.26         $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.15          0.32+          0.32*           0.24          0.23+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                        (0.99)         (1.39)           3.35           0.46           2.50
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (0.84)         (1.07)           3.67           0.70           2.73
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                      -         (0.32)         (0.31)         (0.27)         (0.22)
       Distributions from Realized Gains on Investments              -         (1.34)         (0.99)         (0.30)         (0.25)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                        -         (1.66)         (1.30)         (0.57)         (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $11.19         $12.03         $14.76         $12.39         $12.26
===================================================================================================================================
  TOTAL RETURN++                                             (6.98)%**        (8.10)%         30.47%          5.77%         27.69%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $13,058,488    $12,614,937    $11,039,829     $5,825,603     $1,569,081
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 2.13%o          2.12%          2.22%          2.27%          2.32%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   2.00%o          2.00%          2.00%          2.00%          2.00%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          2.06%o          2.25%          2.25%          2.24%          2.02%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       47.60%        130.37%        115.67%         79.71%         65.67%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                              HIGH YIELD BOND FUND

                                                              SEPTEMBER 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $53,148,287)                                           $47,705,526
Preferred Stock (cost $3,682,268)                                    3,232,130
Money Market Investments (cost $3,195,483)                           3,195,483
Common Stock (cost $1,298,339)                                         115,462
--------------------------------------------------------------------------------
                                                                    54,248,601
--------------------------------------------------------------------------------
Dividends and Interest Receivable                                    1,555,658
Due from Sale of Securities                                          1,138,171
Due from Sale of Foreign Currency                                      159,375
Due from Sale of Fund Shares                                            10,394
Other Assets                                                             2,623
Unamortized Organizational Costs                                         2,060
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   57,116,882
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        1,080,448
Income Dividend Payable                                                465,535
Due to Investment Advisor                                               85,692
Accrued Expenses                                                        79,544
Accrued Distribution Fees                                               30,465
Accrued Administrative Fees                                             14,611
Due on Redemption of Fund Shares                                         1,992
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               1,758,287
--------------------------------------------------------------------------------
NET ASSETS                                                         $55,358,595
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 8,267,707 shares outstanding)                             $73,826,206
Undistributed Net Investment Income                                     57,996
Undistributed Accumulated Net
  Realized Loss on Investments                                    (11,449,831)
Net Unrealized Depreciation of
  Investment Securities                                            (7,075,776)
--------------------------------------------------------------------------------
NET ASSETS FOR 8,267,707
  SHARES OUTSTANDING                                               $55,358,595
================================================================================
Per Share of Class A (Based on
  7,748,520 Shares Issued and Outstanding):
     OFFERING PRICE                                                      $7.03
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $6.70
================================================================================
Per Share of Class B (Based on 519,187
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $6.69
================================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $2,708,188
  Dividends                                                            191,585
--------------------------------------------------------------------------------
     TOTAL INCOME                                                    2,899,773
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                      192,994
  Shareholder Servicing Fees                                            64,331
  Distribution Fees:
     Class A                                                            23,870
     Class B                                                            13,970
  Transfer Agent Fees                                                   27,802
  Administrative Fees                                                   25,732
  Registration Fees                                                     12,323
  Custodian Fees                                                         9,498
  Audit Fees                                                             8,498
  Other Expenses                                                         8,057
  Shareholder Reporting Fees                                             6,620
  Directors Fees                                                         2,884
  Professional Fees                                                      2,437
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    399,016
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (52,303)
       Custodian Fees Paid Indirectly                                  (1,883)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                344,830
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              2,554,943
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
NET REALIZED LOSS ON INVESTMENTS
  FOR THE PERIOD                                                   (1,207,052)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED DEPRECIATION
  OF INVESTMENTS FOR THE PERIOD                                    (4,882,643)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (6,089,695)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $(3,534,752)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                              HIGH YIELD BOND FUND

                      M A S O N   S T R E E T   F U N D S

STATEMENT OF CHANGES IN NET ASSETS
                                                For the
                                           Six Months Ended          For the
                                          September 30, 2001        Year Ended
                                              (Unaudited)         March 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations
     Net Investment Income                      $2,554,943          $4,032,740
     Net Realized Loss on Investments          (1,207,052)         (2,672,893)
     Net Change in Unrealized Appreciation
       (Depreciation) of Investments for
       the Period                              (4,882,643)             373,987
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net
          Assets Resulting from Operations     (3,534,752)           1,733,834
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income              (2,391,498)         (3,629,006)
     Distributions to Class B Shareholders
       from Net Investment Income                (173,890)           (402,472)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders   (2,565,388)         (4,031,478)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 2,704,571 and
       255,846 Shares                           19,778,882           1,980,548
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (300,356 and 450,238 shares)              2,192,455           3,433,595
     Payments for 202,447 and 131,711
       Shares Redeemed                         (1,463,069)         (1,004,872)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (2,802,480 and 574,373 shares)        20,508,268           4,409,271
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 19,118 and
       64,708 Shares                               139,289             497,908
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (18,455 and 41,903 shares)                  134,953             320,128
     Payments for 18,652 and 189,093
       Shares Redeemed                           (134,391)         (1,437,970)
--------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Class B Fund Share
          Transactions (18,921 and
          (82,482) shares)                         139,851           (619,934)
--------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                  14,547,979           1,491,693
NET ASSETS
  Beginning of Period                           40,810,616          39,318,923
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $57,996 AND $68,441, RESPECTIVELY)        $55,358,595         $40,810,616
--------------------------------------------------------------------------------
The Accompanying Notes are an Integral Part of the Financial Statements.

                              HIGH YIELD BOND FUND

                               SEPTEMBER 30, 2001

FINANCIAL HIGHLIGHTS

                                                            CLASS A        CLASS A        CLASS A        CLASS A        CLASS A
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $7.49          $7.94          $8.77         $10.79         $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.36          0.78+          0.85*           1.00          1.01+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                        (0.79)         (0.46)         (0.83)         (1.82)           1.19
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (0.43)           0.32           0.02         (0.82)           2.20
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.36)         (0.77)         (0.85)         (1.02)         (1.00)
       Distributions from Realized Gains on Investments              -              -              -         (0.18)         (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.36)         (0.77)         (0.85)         (1.20)         (1.41)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $6.70          $7.49          $7.94          $8.77         $10.79
===================================================================================================================================
  TOTAL RETURN++                                             (5.92)%**          4.42%          0.12%        (7.87)%         22.95%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $51,885,209    $37,065,041    $34,696,895    $37,414,394    $32,811,316
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.50%o          1.55%          1.60%          1.65%          1.66%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.30%o          1.30%          1.30%          1.30%          1.30%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          9.91%o         10.15%         10.05%         10.51%          9.30%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       40.54%        127.47%        193.63%        178.63%        178.61%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.
The Accompanying Notes are an Integral Part of the Financial Statements.

                              HIGH YIELD BOND FUND

                      M A S O N   S T R E E T   F U N D S

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            CLASS B        CLASS B        CLASS B        CLASS B        CLASS B
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $7.49          $7.93          $8.76         $10.79         $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.33          0.73+          0.80*           0.93          0.93+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                        (0.80)         (0.45)         (0.83)         (1.83)           1.20
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                      (0.47)           0.28         (0.03)         (0.90)           2.13
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.33)         (0.72)         (0.80)         (0.95)         (0.93)
       Distributions from Realized Gains on Investments              -              -              -         (0.18)         (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.33)         (0.72)         (0.80)         (1.13)         (1.34)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $6.69          $7.49          $7.93          $8.76         $10.79
===================================================================================================================================
  TOTAL RETURN++                                             (6.37)%**          3.88%        (0.54)%        (8.48)%         22.09%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $3,473,386     $3,745,575     $4,622,028     $4,683,841     $1,360,925
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 2.15%o          2.20%          2.25%          2.30%          2.31%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.95%o          1.95%          1.95%          1.95%          1.95%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          9.26%o          9.50%          9.40%          9.86%          8.65%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       40.54%        127.47%        193.63%        178.63%        178.61%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                              MUNICIPAL BOND FUND

                                                              SEPTEMBER 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $56,838,564)                                           $59,133,153
Money Market Investments (cost $3,200,000)                           3,200,000
--------------------------------------------------------------------------------
                                                                    62,333,153
--------------------------------------------------------------------------------
Cash                                                                   136,686
Due from Sale of Securities                                          1,054,790
Dividends and Interest Receivable                                      766,010
Due from Sale of Fund Shares                                            42,690
Unamortized Organizational Costs                                         2,060
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   64,335,389
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        5,325,464
Other Accrued Liabilities                                              235,713
Due to Investment Advisor                                               28,182
Accrued Distribution Fees                                               21,191
Accrued Administrative Fees                                             14,458
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               5,625,008
--------------------------------------------------------------------------------
NET ASSETS                                                         $58,710,381
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 5,394,053 shares outstanding)                             $55,477,341
Undistributed Net Investment Income                                     32,964
Undistributed Accumulated Net Realized
  Gain on Investments                                                  905,487
Net Unrealized Appreciation of
  Investment Securities                                              2,294,589
--------------------------------------------------------------------------------
NET ASSETS FOR 5,394,053
  SHARES OUTSTANDING                                               $58,710,381
================================================================================
Per Share of Class A (Based on
  5,278,350 Shares Issued and Outstanding):
     OFFERING PRICE                                                     $11.42
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                               $10.88
================================================================================
Per Share of Class B (Based on 115,703
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                     $10.88
================================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $1,299,492
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                       78,374
  Shareholder Servicing Fees                                            65,312
  Distribution Fees:
     Class A                                                            25,571
     Class B                                                             4,153
  Administrative Fees                                                   26,125
  Transfer Agent Fees                                                   20,345
  Registration Fees                                                     12,112
  Audit Fees                                                             8,498
  Shareholder Reporting Fees                                             6,630
  Other Expenses                                                         5,678
  Custodian Fees                                                         4,983
  Directors Fees                                                         2,884
  Professional Fees                                                      2,440
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    263,105
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (37,264)
       Custodian Fees Paid Indirectly                                  (3,651)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                222,190
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              1,077,302
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
  Investment Securities                                                402,633
  Futures Contracts                                                   (22,000)
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                                  380,633
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
  OF INVESTMENTS FOR THE PERIOD                                        790,103
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              1,170,736
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $2,248,038
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                              MUNICIPAL BOND FUND

                      M A S O N   S T R E E T   F U N D S

STATEMENT OF CHANGES IN NET ASSETS
                                                For the
                                           Six Months Ended          For the
                                          September 30, 2001        Year Ended
                                              (Unaudited)         March 31, 2001
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
     Net Investment Income                      $1,077,302          $1,595,515
     Net Realized Gain on Investments              380,633             660,665
     Net Change in Unrealized Appreciation
       of Investments for the Period               790,103           1,616,119
--------------------------------------------------------------------------------
       Net Increase in Net Assets
          Resulting from Operations              2,248,038           3,872,299
--------------------------------------------------------------------------------
 Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income              (1,056,956)         (1,566,433)
     Distributions to Class A Shareholders
       from Net Realized Gain on Investments             -            (76,901)
     Distributions to Class B Shareholders
       from Net Investment Income                 (19,295)            (33,244)
     Distributions to Class B Shareholders
       from Net Realized Gain on Investments             -             (1,846)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders   (1,076,251)         (1,678,424)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 1,704,065 and
       44,916 Shares                            18,051,267             472,181
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (92,656 and 149,446 shares)                 993,802           1,537,553
     Payments for 1,823 and 35,923
       Shares Redeemed                            (19,826)           (367,359)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (1,794,898 and 158,439 shares)        19,025,243           1,642,375
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 23,391 and
       24,096 Shares                               253,322             256,438
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (940 and 1,517 shares)                       10,071              15,526
     Payments for 9,296 and 12,067
       Shares Redeemed                            (99,757)           (122,889)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (15,035 and 13,546 shares)               163,636             149,075
--------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                  20,360,666           3,985,325
NET ASSETS
  Beginning of Period                           38,349,715          34,364,390
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $32,964 AND $31,913, RESPECTIVELY)        $58,710,381         $38,349,715
--------------------------------------------------------------------------------

  The Accompanying Notes are an Integral Part of the Financial Statements.

                              MUNICIPAL BOND FUND

                                                              SEPTEMBER 30, 2001

FINANCIAL HIGHLIGHTS

                                                            CLASS A        CLASS A        CLASS A        CLASS A        CLASS A
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.70         $10.07         $10.63         $10.55         $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.22          0.46+          0.46*           0.42          0.46+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                          0.18           0.65         (0.49)           0.25           0.69
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.40           1.11         (0.03)           0.67           1.15
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.22)         (0.46)         (0.46)         (0.45)         (0.47)
       Distributions from Realized Gains on Investments              -         (0.02)         (0.07)         (0.14)         (0.13)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.22)         (0.48)         (0.53)         (0.59)         (0.60)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $10.88         $10.70         $10.07         $10.63         $10.55
===================================================================================================================================
  TOTAL RETURN++                                               3.81%**         11.34%        (0.10)%          6.42%         11.73%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $57,450,981    $37,272,578    $33,486,954    $32,692,209    $28,172,205
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 0.99%o          1.09%          1.14%          1.17%          1.24%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   0.85%o          0.85%          0.85%          0.85%          0.85%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          4.11%o          4.45%          4.55%          4.18%          4.38%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                      111.38%        140.65%        184.70%        344.11%        169.37%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                              MUNICIPAL BOND FUND

                      M A S O N   S T R E E T   F U N D S

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            CLASS B        CLASS B        CLASS B        CLASS B        CLASS B
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                          $10.70         $10.07         $10.63         $10.55         $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.18          0.39+          0.40*           0.36          0.38+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                          0.18           0.65         (0.49)           0.23           0.70
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.36           1.04         (0.09)           0.59           1.08
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.18)         (0.39)         (0.40)         (0.37)         (0.40)
       Distributions from Realized Gains on Investments              -         (0.02)         (0.07)         (0.14)         (0.13)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.18)         (0.41)         (0.47)         (0.51)         (0.53)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $10.88         $10.70         $10.07         $10.63         $10.55
===================================================================================================================================
  TOTAL RETURN++                                               3.47%**         10.62%        (0.75)%          5.72%         10.93%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $1,259,400     $1,077,137       $877,436       $849,347       $472,387
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.64%o          1.74%          1.78%          1.82%          1.89%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.50%o          1.50%          1.50%          1.50%          1.50%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          3.46%o          3.80%          3.90%          3.53%          3.73%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                      111.38%        140.65%        184.70%        344.11%        169.37%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                SELECT BOND FUND

                               SEPTEMBER 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2001
--------------------------------------------------------------------------------
ASSETS
Bonds (cost $57,867,535)                                           $57,763,922
Money Market Investments (cost $8,982,371)                           8,982,404
--------------------------------------------------------------------------------
                                                                    66,746,326
--------------------------------------------------------------------------------
Cash                                                                 1,284,044
Dividends and Interest Receivable                                      637,182
Due from Sale of Fund Shares                                            66,415
Unamortized Organizational Costs                                         2,060
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   68,736,027
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        4,668,780
Other Accrued Liabilities                                              311,028
Accrued Distribution Fees                                               29,958
Due to Investment Advisor                                               24,803
Accrued Administrative Fees                                             15,310
Futures Variation Margin                                                 5,625
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               5,055,504
--------------------------------------------------------------------------------
NET ASSETS                                                         $63,680,523
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 6,439,280 shares outstanding)                             $62,900,310
Undistributed Net Investment Income                                      6,172
  Undistributed Accumulated Net
  Realized Gain on Investments                                         906,239
Net Unrealized Depreciation of:
  Investment Securities                                              (120,010)
  Futures Contracts                                                   (12,188)
--------------------------------------------------------------------------------
NET ASSETS FOR 6,439,280
  SHARES OUTSTANDING                                               $63,680,523
================================================================================
Per Share of Class A (Based on 6,070,816
  Shares Issued and Outstanding):
     OFFERING PRICE                                                     $10.38
================================================================================
     NET ASSET VALUE AND REDEMPTION PRICE                                $9.89
================================================================================
Per Share of Class B (Based on 368,464
  Shares Issued and Outstanding):
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                      $9.89
================================================================================


STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                          $1,745,720
--------------------------------------------------------------------------------
Expenses
  Management Fees                                                       83,205
  Shareholder Servicing Fees                                            69,338
  Distribution Fees:
     Class A                                                            26,068
     Class B                                                            12,506
  Administrative Fees                                                   27,735
  Transfer Agent Fees                                                   26,241
  Registration Fees                                                     12,790
  Custodian Fees                                                         9,741
  Audit Fees                                                             7,747
  Shareholder Reporting Fees                                             6,642
  Other Expenses                                                         5,713
  Directors Fees                                                         2,884
  Professional Fees                                                      2,439
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                    293,049
--------------------------------------------------------------------------------
     Less:
       Expenses Reimbursed by Affiliates                              (45,617)
       Custodian Fees Paid Indirectly                                  (3,236)
--------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                                244,196
--------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              1,501,524
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain on:
  Investment Securities                                                192,489
  Futures Contracts                                                    221,769
--------------------------------------------------------------------------------
     NET REALIZED GAIN ON INVESTMENTS
       FOR THE PERIOD                                                  414,258
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
     Investment Securities                                             987,224
     Futures Contracts                                                   (938)
--------------------------------------------------------------------------------
       NET CHANGE IN UNREALIZED APPRECIATION
          OF INVESTMENTS FOR THE PERIOD                                986,286
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              1,400,544
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $2,902,068
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements. (Prepared from Unaudited Figures)

                                SELECT BOND FUND

                      M A S O N   S T R E E T   F U N D S

STATEMENT OF CHANGES IN NET ASSETS
                                                For the
                                           Six Months Ended          For the
                                          September 30, 2001        Year Ended
                                              (Unaudited)         March 31, 2001
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
     Net Investment Income                      $1,501,524          $2,527,935
     Net Realized Gain on Investments              414,258           1,092,777
     Net Change in Unrealized Appreciation
       of Investments for the Period               986,286           1,364,168
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Operations                        2,902,068           4,984,880
--------------------------------------------------------------------------------
  Distributions to Shareholders
     Distributions to Class A Shareholders
       from Net Investment Income              (1,437,251)         (2,381,717)
     Distributions to Class B Shareholders
       from Net Investment Income                 (81,290)           (145,445)
--------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting
          from Distributions to Shareholders   (1,518,541)         (2,527,162)
--------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
     Proceeds from Sale of 1,752,705 and
       603,432 Shares                           16,880,053           5,624,595
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (149,884 and 248,944 shares)              1,454,044           2,305,535
     Payments for 106,655 and 126,858
       Shares Redeemed                         (1,036,750)         (1,195,926)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class A Fund Share Transactions
          (1,795,934 and 725,518 shares)        17,297,347           6,734,204
--------------------------------------------------------------------------------
  Class B
     Proceeds from Sale of 52,537 and
       127,527 Shares                              510,165           1,200,951
     Proceeds from Shares Issued on
       Reinvestment of Distributions Paid
       (7,522 and 14,098 shares)                    72,880             130,249
     Payments for 17,303 and 65,488
       Shares Redeemed                           (166,880)           (605,612)
--------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
          from Class B Fund Share Transactions
          (42,756 and 76,137 shares)               416,165             725,588
--------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                  19,097,039           9,917,510
NET ASSETS
  Beginning of Period                           44,583,484          34,665,974
--------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED
     NET INVESTMENT INCOME OF
     $(6,172) AND $6,759, RESPECTIVELY)        $63,680,523         $44,583,484
--------------------------------------------------------------------------------
The Accompanying Notes are an Integral Part of the Financial Statements.

                                SELECT BOND FUND

                               SEPTEMBER 30, 2001

FINANCIAL HIGHLIGHTS

                                                            CLASS A        CLASS A        CLASS A        CLASS A        CLASS A
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $9.69          $9.13          $9.66          $9.98         $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.27          0.61+          0.68*           0.61          0.71+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                          0.20           0.56         (0.47)         (0.16)           0.46
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.47           1.17           0.21           0.45           1.17
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.27)         (0.61)         (0.63)         (0.68)         (0.71)
       Distributions from Realized Gains on Investments              -              -         (0.11)         (0.09)         (0.48)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.27)         (0.61)         (0.74)         (0.77)         (1.19)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $9.89          $9.69          $9.13          $9.66          $9.98
===================================================================================================================================
  TOTAL RETURN++                                               4.92%**         13.32%          2.26%          4.60%         12.11%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                $60,037,988    $41,428,580    $32,388,650    $31,478,811    $28,617,421
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.01%o          1.14%          1.26%          1.26%          1.29%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   0.85%o          0.85%          0.85%          0.85%          0.85%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          5.40%o          6.57%          6.70%          7.03%          6.93%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       73.05%        187.60%         92.12%        252.44%        362.32%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                SELECT BOND FUND

                      M A S O N   S T R E E T   F U N D S

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            CLASS B        CLASS B        CLASS B        CLASS B        CLASS B
                                                          -----------    -----------    -----------    -----------    -----------
                                                          For the Six
                                                          Months Ended     For the        For the        For the        For the
                                                         September 30,    Year Ended     Year Ended     Year Ended     Year Ended
                                                              2001        March 31,      March 31,      March 31,      March 31,
(For a share outstanding throughout the period)           (Unaudited)        2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                           $9.69          $9.12          $9.66          $9.98         $10.00
     Income from Investment Operations:
       Net Investment Income                                      0.23          0.55+          0.60*           0.56          0.66+
       Net Realized and Unrealized Gains (Losses)
          on Investments                                          0.20           0.57         (0.46)         (0.18)           0.44
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS                        0.43           1.12           0.14           0.38           1.10
-----------------------------------------------------------------------------------------------------------------------------------
     Less Distributions:
       Distributions from Net Investment Income                 (0.23)         (0.55)         (0.57)         (0.61)         (0.64)
       Distributions from Realized Gains on Investments              -              -         (0.11)         (0.09)         (0.48)
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL DISTRIBUTIONS                                   (0.23)         (0.55)         (0.68)         (0.70)         (1.12)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                 $9.89          $9.69          $9.12          $9.66          $9.98
===================================================================================================================================
  TOTAL RETURN++                                               4.59%**         12.71%          1.49%          3.91%         11.34%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                 $3,642,535     $3,154,904     $2,277,324     $2,425,059       $643,332
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 1.66%o          1.78%          1.90%          1.91%          1.94%
===================================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   1.50%o          1.50%          1.50%          1.50%          1.50%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          4.75%o          5.92%          6.05%          6.38%          6.28%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                                       73.05%        187.60%         92.12%        252.44%        362.32%
===================================================================================================================================


+    Calculated based on average shares outstanding.
++ Total return includes deductions for management and other Fund expenses; excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o    Computed on an annualized basis.
*    Calculated prior to adjustment for certain book and tax income differences.
**   Reflects total return for the period; not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                              SEPTEMBER 30, 2001

                         NOTES TO FINANCIAL STATEMENTS

-------
 NOTE 1
-------
Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Nine Funds of Mason Street Fund/R commenced operations on March 31, 1997. The Small Cap Growth Stock Fund and Index 400 Stock Fund commenced operations on July 12, 1999. As of September 30, 2001, The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its affiliates own 49.4% of the Small Cap Growth Stock Fund; 66.8% of the Aggressive Growth Stock Fund; 85.0% of the International Equity Fund; 81.6% of the Index 400 Stock Fund; 74.8% of the Growth Stock Fund; 81.8% of the Growth and Income Stock Fund; 25.5% of the Index 500 Stock Fund; 57.9% of the Asset Allocation Fund; 81.9% of the High Yield Bond Fund; 90.1% of the Municipal Bond Fund and 82.8% of the Select Bond Fund.

Each Fund offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with a contingent deferred sales charge of 5.0% to 0% over a period of up to six years. Each class of shares has equal rights with respect to voting privileges.

Organizational costs and initial registration expenses of the initial nine Funds are being deferred and amortized over the period of benefit, but not to exceed 60 months from the Funds' commencement of operations. These costs were advanced by Northwestern Mutual and were reimbursed by the nine Funds equally.

-------
 NOTE 2
-------
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized in the following Notes.

-------
 NOTE 3
-------
Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued using procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are generally valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are generally valued at the closing bid price on the over-the-counter market. Money market investments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

-------
 NOTE 4
-------
Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the International Equity Fund, Asset Allocation Fund and Select Bond Fund purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

The International Equity Fund, Asset Allocation Fund and Select Bond Fund do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

                      M A S O N   S T R E E T   F U N D S

-------
 NOTE 5
-------
The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Index 400 Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund invest in futures contracts as an alternative to investing in individual securities. The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Index 400 Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

-------
 NOTE 6
-------
Income, Fund expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, International Equity Fund, Index 400 Stock Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund and Asset Allocation Fund. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds. For the High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund, income and Fund expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily, paid monthly. Capital gain dividends are declared and distributed annually for these Funds.
--------------------------------------------------------------------------------

-------
 NOTE 7
-------
Interest income, discounts and premiums are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts on securities purchased in the Funds are amortized over the life of the respective securities using the effective interest method. Premiums are amortized to the remaining life or earliest call date, whichever is earlier. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the period ended September 30, 2001, transactions in securities other than money market investments were:

                                                           Total    U.S. Gov't.
                                  Total    U.S. Gov't.   Security    Security
                                Security     Security     Sales/      Sales/
Fund                            Purchases   Purchases   Maturities  Maturities
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND     $3,855,919            _  $4,514,894           _
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND    26,592,329            _  20,778,385           _
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND       27,997,608            _   6,031,837           _
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND            30,375,944            _   9,414,426           _
--------------------------------------------------------------------------------
GROWTH STOCK FUND                6,589,719            _   8,854,210           _
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND    21,286,931            _  10,778,667           _
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND             4,345,008            _     645,233           _
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND           33,562,469   $6,854,535  27,720,703 $10,833,801
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND            37,234,396            _  19,729,151           _
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND             74,736,968            _  57,299,898           _
--------------------------------------------------------------------------------
SELECT BOND FUND                55,131,151   36,824,615  36,519,817  28,226,258
--------------------------------------------------------------------------------

                                                              SEPTEMBER 30, 2001

-------
 NOTE 8
-------
Northwestern Mutual Investment Services, LLC ("NMIS") serves as investment advisor to each of the Funds, with certain of the Funds also being served by a subadvisor. Each Fund pays NMIS an annual fee for investment advisory services based on average daily net assets of the Fund according to the following schedule:

Fund                                     Fee
---------------------------------------------
SMALL CAP GROWTH STOCK FUND             0.85%
---------------------------------------------
AGGRESSIVE GROWTH STOCK FUND            0.75%
---------------------------------------------
INTERNATIONAL EQUITY FUND               0.85%
---------------------------------------------
INDEX 400 STOCK FUND                    0.40%
---------------------------------------------
GROWTH STOCK FUND                       0.75%
---------------------------------------------
GROWTH AND INCOME STOCK FUND            0.65%
---------------------------------------------
INDEX 500 STOCK FUND                    0.30%
---------------------------------------------
ASSET ALLOCATION FUND                   0.70%
---------------------------------------------
HIGH YIELD BOND FUND                    0.75%
---------------------------------------------
MUNICIPAL BOND FUND                     0.30%
---------------------------------------------
SELECT BOND FUND                        0.30%
---------------------------------------------

J.P. Morgan Investment Management, Inc. ("J.P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Fund and the International Equity Fund, respectively. Of the amounts received from the Growth and Income Stock Fund, NMIS pays J.P. Morgan 0.45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on the combined assets in excess of $400 million. Of the amounts received from the International Equity Fund, NMIS pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton and 0.40% on the combined net assets in excess of $100 million.

Robert W. Baird & Co. Incorporated ("Baird") serves as the Distributor of the Funds. Baird is an affiliate of Northwestern Mutual and NMIS. The Funds have a 12b-1 distribution plan and shareholder services agreement with Baird pursuant to which a 0.35% and a 1.00% annual fee for Class A and Class B, respectively, is calculated based on daily net assets.

The 0.35% fee for Class A is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to Baird for various distribution expenses. The 1.00% fee for Class B is comprised of a 0.25% shareholder servicing fee and a 0.75% distribution fee. Of the 1.00%, 0.35% is paid to Baird for distribution expenses; the remaining 0.65% is paid to Northwestern Mutual for reimbursement of commissions paid to agents.

Baird received $301,712 of dealer allowances, Northwestern Mutual received $50,216 of underwriting concessions from Class A sales charges and Northwestern Mutual received $79,976 of contingent deferred sales charges from Class B shares for the period ended September 30, 2001.

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, trademark fees, organizational costs, insurance premiums, Directors' fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

NMIS and affiliates have agreed to waive their fees and absorb certain other operating expenses through March 31, 2004, to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund                                       Class A             Class B
----------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                  1.40%               2.05%
----------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                 1.30%               1.95%
----------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                    1.65%               2.30%
----------------------------------------------------------------------
INDEX 400 STOCK FUND                         0.95%               1.60%
----------------------------------------------------------------------
GROWTH STOCK FUND                            1.30%               1.95%
----------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                 1.20%               1.85%
----------------------------------------------------------------------
INDEX 500 STOCK FUND                         0.85%               1.50%
----------------------------------------------------------------------
ASSET ALLOCATION FUND                        1.35%               2.00%
----------------------------------------------------------------------
HIGH YIELD BOND FUND                         1.30%               1.95%
----------------------------------------------------------------------
MUNICIPAL BOND FUND                          0.85%               1.50%
----------------------------------------------------------------------
SELECT BOND FUND                             0.85%               1.50%
----------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

NMIS and affiliates have waived the following fees for the period ended September 30, 2001:

                                                 Distribution Fees
Fund                                Class A      Class B    Other       Total
------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND         $4,329         $20     $60,280     $64,629
------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND             _          45      70,195      70,240
------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                _          35      15,928      15,963
------------------------------------------------------------------------------
INDEX 400 STOCK FUND                   106           _      62,019      62,125
------------------------------------------------------------------------------
GROWTH STOCK FUND                        _          27      63,461      63,488
------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND             _          16      55,780      55,796
------------------------------------------------------------------------------
INDEX 500 STOCK FUND                     _         150     112,841     112,991
------------------------------------------------------------------------------
ASSET ALLOCATION FUND                    _          23      47,111      47,134
------------------------------------------------------------------------------
HIGH YIELD BOND FUND                     _           4      52,299      52,303
------------------------------------------------------------------------------
MUNICIPAL BOND FUND                    183           _      37,081      37,264
------------------------------------------------------------------------------
SELECT BOND FUND                       188           _      45,429      45,617
------------------------------------------------------------------------------
TOTAL                               $4,806        $320    $622,424    $627,550
------------------------------------------------------------------------------

The Small Cap Growth Stock Fund and Aggressive Growth Stock Fund paid commissions on Fund transactions to an affiliated broker in the amount of $192 and $10,596, respectively, during the period ended September 30, 2001.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Funds has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

-------
 NOTE 9
-------
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

Taxable distributions from net investment income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are due to deferred losses.

It is the policy of each Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

After October 31, 2000, the Small Cap Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund and Select Bond Fund had losses in the amounts of $347,111, $1,394,591, $589,189, $1,067,216, $1,005,708, $770,723,
$883,284 and $936,580, respectively. These amounts are deferred and deemed to have occurred in the next fiscal year.

The High Yield Bond Fund has a net realized capital loss of $10,237,128 of which $5,773,582 expires in 2009, $3,822,792 expires in 2008, and $640,754 expires in
2007. These amounts will be carried forward to offset future net realized capital gains.

--------
 NOTE 10
--------
As required, effective April 1, 2001, the Asset Allocation Fund, High Yield Bond Fund, and Select Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to April 1, 2001, these Funds did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in the following reductions in cost of securities and corresponding increases in net unrealized appreciation (depreciation) based on securities held as of March 31, 2001, in the Asset Allocation Fund, High Yield Bond Fund and Select Bond Fund in the amounts of $28,374, $4,331 and $19,006, respectively.

                                                              SEPTEMBER 30, 2001

DIRECTORS AND OFFICERS

----------
 DIRECTORS
----------
EDWARD J. ZORE
President and Chief Executive Officer
Northwestern Mutual, Milwaukee

JAMES D. ERICSON
Retired Chairman and Chief Executive Officer
Northwestern Mutual, Milwaukee

MARTIN F. STEIN
Founder
Stein Optical, Milwaukee

JOHN K. MACIVER
Senior Partner
Michael Best & Friedrich LLC, Milwaukee

STEPHEN N. GRAFF
Retired Partner
Arthur Andersen LLP, Milwaukee

WILLIAM J. BLAKE
Chairman
Blake Investment Corp., Milwaukee

WILLIAM A. MCINTOSH
Retired Division Head - U.S. Fixed Income
Salomon Brothers, Chicago

---------
 OFFICERS
---------
EDWARD J. ZORE
President

MARK G. DOLL
Vice President and Treasurer

MERRILL C. LUNDBERG
Secretary

BARBARA E. COURTNEY
Controller

                      This page intentionally left blank.

MASON STREET FUNDS(R)
P.O. BOX 219419
KANSAS CITY, MO 64121-9419
1-888-MASONST (1-888-627-6678)
WWW.MASONSTREETFUNDS.COM



"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "S&P 500 Index," "Standard & Poor's 500 Index," "S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

Robert W. Baird & Co. Incorporated, Distributor
Robert W. Baird & Co. Incorporated.
Member New York Stock Exchange and
other principal exchanges, member SIPC,
and a subsidiary of The Northwestern                                     94-1002
Mutual Life Insurance Company.                                 11/97 (Rev. 9/01)